UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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☐	Soliciting Material under §240.14a-12

DECKERS OUTDOOR CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒ No fee required.
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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2025 Proxy Statement

Notice of Annual Meeting of Stockholders

DECKERS BRANDS

UGG HOKA Teva AHNU

2025 PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider when making voting decisions. You should read this Proxy Statement carefully and completely before voting.

ABOUT DECKERS
Deckers Outdoor Corporation, doing business as Deckers Brands, is a global leader in designing, marketing, and distributing innovative footwear, apparel, and accessories developed for both everyday casual lifestyle use and high-performance activities through our portfolio of brands. Our brands compete across the fashion and casual lifestyle, performance, running, and outdoor markets. We believe our products are distinctive and appeal to a broad demographic. We sell our products through quality domestic and international retailers, international distributors, and directly to global consumers through our direct-to-consumer (DTC) channel, which is comprised of an e-commerce and retail store presence. We seek to differentiate our brands and products by offering diverse lines that emphasize fashion, authenticity, functionality, quality, and comfort, and products tailored to a variety of activities, seasons, and demographic groups.

STRATEGIC OBJECTIVES AND FINANCIAL HIGHLIGHTS

i

GOVERNANCE HIGHLIGHTS
A continued focus on Board refreshment led to the appointment of a new Chair and realignment of Board and committee composition.

•Cynthia (Cindy) L. Davis was appointed as Chair of the Board on May 22, 2025 following the retirement of Michael (Mike) F. Devine, III from the Board after over 14 years of service, including six years as Chair. In connection with Ms. Davis' appointment as Chair, she stepped down as a member of the Corporate Responsibility, Sustainability & Governance Committee and as Chair of the Talent & Compensation Committee. Victor Luis, who has served as a member of the Board and as a member of the Talent & Compensation Committee since 2020, was named Chair of the Talent & Compensation Committee.

•At the Annual Meeting, stockholders will be asked to elect ten directors to serve until the next annual meeting of stockholders to be held in 2026. If all nominees are elected, our Board will consist of ten members. Nine of the ten members of our Board, as well as all members of each of the Board's standing committees, will continue to be “independent directors” under applicable SEC and NYSE rules.

•At the Annual Meeting, Dave Powers will not stand for reelection, after serving as a director and as our previous Chief Executive Officer and President for over 9 years. Mr. Powers' retirement from our Board follows our successful transition to our current Chief Executive Officer, President and director, Stefano Caroti in August 2024. Patrick J. Grismer has been nominated to serve as a director and, if elected, it is anticipated that he will serve as a member of the Audit & Risk Management Committee. Maha S. Ibrahim will join the Corporate Responsibility, Sustainability & Governance Committee and step down as a member of the Audit & Risk Management Committee.

•As of the date of our 2025 Annual Meeting of Stockholders, the authorized number of directors will be ten.

ANNUAL MEETING OF STOCKHOLDERS

DATE	Monday, September 8, 2025
TIME	1:00 p.m. Pacific Time
VIRTUAL MEETING
The 2025 Annual Meeting of Stockholders (Annual Meeting) will be held virtually via a live webcast, which can be accessed on the Internet by visiting www.virtualshareholdermeeting.com/DECK2025.

Stockholders will be able to vote and submit questions virtually during the Annual Meeting in accordance with the rules and procedures included on the meeting website.

To access the Annual Meeting you will need a 16-digit control number. Your control number is provided on the Notice of Internet Availability of Proxy Materials you received in the mail, on your proxy card (if you requested to receive printed proxy materials), or through your broker or other nominee if you hold your shares in "street name."

RECORD DATE	Thursday, July 10, 2025

PROPOSALS TO BE VOTED UPON

NUMBER	PROPOSAL	BOARD VOTING RECOMMENDATION	PAGE REFERENCE
1	Elect ten directors to serve until the annual meeting of stockholders to be held in 2026, until their successors are duly elected and qualified, or until their earlier death, resignation, or removal	"FOR" EACH DIRECTOR NOMINEE	7
2	Ratify the selection of KPMG LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2026	"FOR"	79
3	Approve, on a non-binding advisory basis, the compensation of our Named Executive Officers as described in the section of this Proxy Statement titled "Compensation Discussion and Analysis"	"FOR"	81
We may also consider and vote upon any other business that may properly come before the Annual Meeting, or at any postponements or adjournments thereof. As of the date of this Proxy Statement, we are not aware of any business to be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement.

HOW TO VOTE
Your vote is important to the future of Deckers Outdoor Corporation. You are eligible to vote if you were a stockholder at the close of business on Thursday, July 10, 2025. Please refer to the section of this Proxy Statement titled "Questions and Answers About the Annual Meeting and Voting" for additional information on how to attend the Annual Meeting and vote your shares. Whether or not you plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible to ensure your representation at the Annual Meeting.

PROPOSAL NO. 1 ELECTION OF DIRECTORS
Our Board has nominated the following ten directors for election at the Annual Meeting:

DIRECTOR NOMINEES
Cynthia (Cindy) L. Davis	David A. Burwick	Stefano Caroti
Nelson C. Chan	Juan R. Figuereo	Patrick J. Grismer
Maha S. Ibrahim	Victor Luis
Lauri M. Shanahan	Bonita C. Stewart

BOARD RECOMMENDATION:
"FOR" each director nominee

We have an independent Board with extensive qualifications and skills. Our Board is also comprised of individuals with a variety of backgrounds and experiences. Each of our Board members is committed to representing the long-term interests of our stockholders.

QUALIFIED	QUALIFICATIONS AND SKILLS
	6/10 Industry	6/10 Technology Infrastructure/Cybersecurity
	9/10 Premium Branding	6/10 Compliance and Risk Oversight
	9/10 International	8/10 Corporate Governance
	4/10 High Level of Financial Literacy	7/10 Mergers and Acquisitions
	8/10 Retail	9/10 Public Company Executive
	4/10 Consumer Technology/Big Data	8/10 Human Resources/Talent Management
	8/10 Sales and Marketing	4/10 Corporate Responsibility
3/10 Supply Chain Management
DIVERSE	DEMOGRAPHICS
50% Racially/Ethnically Diverse
40% Female
INDEPENDENT	9/10 Directors are Independent
ENGAGED	During fiscal year 2025, no director nominee attended fewer than 80% of the meetings of our Board or meetings of any Board committee on which he or she served during his or her term.
Please refer to the section of this Proxy Statement titled "Proposal No. 1 - Election of Directors" for additional information.

PROPOSAL NO. 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BOARD RECOMMENDATION
"FOR" the ratification of the selection of KPMG LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2026.

•The Audit & Risk Management Committee is involved in the annual review and engagement of KPMG LLP to ensure its continuing audit independence.

•The Audit & Risk Management Committee believes the continued retention of KPMG LLP is in the best interests of the Company and our stockholders.

Please refer to the section of this Proxy Statement titled "Proposal No. 2 - Ratification of the Selection of KPMG LLP as Independent Registered Public Accounting Firm" for additional information.

PROPOSAL NO. 3 ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

BOARD RECOMMENDATION
"FOR" the approval, on a non-binding advisory basis, of the compensation of our Named Executive Officers as described in the section of this Proxy Statement entitled "Compensation Discussion and Analysis."

The primary objective of our executive compensation program is to compensate our executive officers in a manner that will attract, retain, and motivate talented executives with the skills needed to manage a complex and growing business in a competitive industry, while creating long-term value for our stockholders. The Talent & Compensation Committee seeks to design our executive compensation program in a manner that reflects direct alignment between the compensation opportunity provided to our executives and the achievement of our strategic objectives.

Consistent with our strategic objectives for fiscal year 2025, when designing our executive compensation program for the year, the Talent & Compensation Committee focused on continuing to build and retain our executive team, while incentivizing our executive officers to focus on increasing revenue, enhancing profitability, and creating long-term value for our stockholders.

When establishing our executive compensation program, the Talent & Compensation Committee is guided by the following four principles:

•Pay for performance by ensuring that a significant portion of compensation is made available to our executive team based on the achievement of pre-determined performance-based objectives.

•Align interests of executives with stockholders by tying a significant portion of compensation to performance that creates long-term value for our stockholders.

•Reward achievement by offering incentives for achieving short-term and long-term financial goals that are directly tied to the achievement of strategic objectives.

•Attract and retain executives with the background and experience necessary to lead the organization and achieve our strategic objectives.

Please refer to the sections of this Proxy Statement titled “Compensation Discussion and Analysis” and "Proposal No. 3 - Advisory Vote to Approve Named Executive Officer Compensation" for additional information.

v

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

TO OUR STOCKHOLDERS:

We are pleased to invite you to virtually attend the 2025 Annual Meeting of Stockholders of Deckers Outdoor Corporation to be held on Monday, September 8, 2025, at 1:00 p.m. Pacific Time.

Proposals to be Voted Upon:

1
Election of Directors. Elect ten directors to serve until the annual meeting of stockholders to be held in 2026, until their successors are duly elected and qualified, or until their earlier death, resignation, or removal.

2	Ratification of Selection of Accounting Firm. Ratify the selection of KPMG LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2026.
3
Advisory Vote on Executive Compensation. Approve, on a non-binding advisory basis, the compensation of our Named Executive Officers, as described in the section of this Proxy Statement entitled "Compensation Discussion and Analysis."

Other Business. Consider and vote upon any other business that may properly come before the Annual Meeting, or any postponements or adjournments thereof.
Virtual Annual Meeting:
The Annual Meeting will be held virtually and conducted via a live webcast. You will be able to attend the Annual Meeting online, submit your questions and vote your shares during the meeting by visiting www.virtualshareholdermeeting.com/DECK2025. We believe hosting a virtual annual meeting encourages increased stockholder attendance and participation, and reduces the costs associated with holding and attending the meeting.

Record Date:
Our Board has fixed the close of business on Thursday, July 10, 2025 (Record Date) as the date for determining which stockholders are entitled to notice of and to vote at the Annual Meeting, or any postponements or adjournments thereof.
Board Recommendations:
Our Board recommends that you vote "FOR" each of the director nominees named in Proposal No. 1 and "FOR" Proposal Nos. 2 and 3.

BY ORDER OF THE BOARD OF DIRECTORS

Stefano Caroti Chief Executive Officer and President

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, the section of this Proxy Statement titled "Questions and Answers About the Annual Meeting and Voting," or, if you requested to receive printed proxy materials, your enclosed proxy card.

Approximate Date of Mailing of Notice of Internet Availability of Proxy Materials: July 25, 2025

Cautionary Note Regarding Forward-Looking Statements:

This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may relate to our future financial performance, business operations, and executive compensation decisions, or other future events. You can identify forward-looking statements by the use of words such as “may,” “will,” “could,” “anticipate,” “expect,” “intend,” “believe,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements also include the assumptions underlying or relating to such statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, results of operations and financial condition.

The outcomes of the events described in these forward-looking statements are subject to risks, uncertainties and other factors described in Item 1A, “Risk Factors,” and elsewhere, in our Annual Report on Form 10-K for fiscal year 2025 (Annual Report), as well as the other reports we file with the Securities and Exchange Commission (SEC). We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those expressed or implied in the forward-looking statements. The forward-looking statements made in this Proxy Statement relate only to events as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made.

TABLE OF CONTENTS

2025 Proxy Statement Summary..............................	i	Proposal No. 2 - Ratification of the Selection of KPMG LLP as Independent Registered Public Accounting Firm.....................................................	79
Notice of Virtual Annual Meeting of Stockholders....	vi	Proposal No. 3 - Advisory Vote to Approve Named Executive Officer Compensation........................................................	81
Proxy Statement.......................................................	1	Additional Information...............................................	82
Questions and Answers About the Annual Meeting and Voting................................................................	2	Annual Report on Form 10-K...................................	83
Proposal No. 1 - Election of Directors..................	7
Director Nominees..............................................	10
Corporate Governance.............................................	21
Executive Officers....................................................	30
Compensation Discussion and Analysis...................	33
Executive Summary............................................	34
Compensation Objective and Philosophy ..........	38
Compensation Consultant and Peer Group........	41
Elements of Fiscal Year 2025 Executive Compensation Program.....................	43
Other Compensation Considerations..................	51
Talent & Compensation Committee Report..............	54
Summary Compensation Table................................	55
Grants of Plan-Based Awards in Fiscal Year 2025...	57
Outstanding Equity Awards at 2025 Fiscal Year End..................................................................	59
Fiscal Year 2025 Option Exercises and Stock Vested............................................................	60
Nonqualified Deferred Compensation......................	61
Potential Payments Upon Termination or Change in Control......................................................................	62
Director Compensation.............................................	65
Equity Compensation Plan Information....................	67
CEO Pay Ratio.........................................................	68
Pay Versus Performance..........................................	69
Security Ownership of Certain Beneficial Owners and Management.....................................................	74
Delinquent Section 16(a) Reports............................	76
Audit & Risk Management Committee Report..........	77
Related-Person Transactions...................................	78

VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
Meeting Date: Monday, September 8, 2025

PROXY STATEMENT
GENERAL INFORMATION
The enclosed Proxy Statement is solicited on behalf of the Board of Directors (Board) of Deckers Outdoor Corporation for use at our 2025 Annual Meeting of Stockholders (Annual Meeting), to be held virtually via a live webcast on Monday, September 8, 2025 at 1:00 p.m. Pacific Time, or at any postponements or adjournments thereof.
The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/DECK2025, where you will be able to attend the Annual Meeting, submit questions and vote your shares electronically.
The Annual Meeting is being held for the purposes described in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
The following questions and answers are intended to briefly address potential questions that our stockholders may have regarding this Proxy Statement and the Annual Meeting. They are also intended to provide our stockholders with certain information that is required to be provided under the Securities and Exchange Commission (SEC) rules. These questions and answers may not address all of the questions that are important to you as a stockholder. If you have additional questions about this Proxy Statement or the Annual Meeting, please refer to the question titled "Whom should I contact with other questions?" below.
Q:    When and where will the Annual Meeting be held?

A:     The Annual Meeting will be held on Monday, September 8, 2025, at 1:00 p.m. Pacific Time. The Annual Meeting will be conducted entirely online via a live webcast. Our stockholders may participate in the Annual Meeting by visiting: www.virtualshareholdermeeting.com/DECK2025. You will need a 16-digit control number to attend and participate in the live webcast of the Annual Meeting. Please refer to the question titled "How can I vote my shares?" for information on obtaining your 16-digit control number.

Q:    What proposals am I being asked to vote upon at the Annual Meeting?

A:     The proposals to be voted on at the Annual Meeting, and our Board's recommendation with respect to each proposal, are as follows:

NUMBER	PROPOSAL	BOARD VOTING RECOMMENDATION

Proposal No. 1: Election of Directors
Elect ten director nominees to serve until the annual meeting of stockholders to be held in 2026, until their successors are duly elected and qualified, or until their earlier death, resignation, or removal.
"FOR" EACH DIRECTOR NOMINEE
Proposal No. 2: Ratification of Selection of Accounting Firm	Ratify the selection of KPMG LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2026.	"FOR"
Proposal No. 3: Advisory Vote on Executive Compensation	Approve, on a non-binding advisory basis, the compensation of our Named Executive Officers, as described in the section of this Proxy Statement titled "Compensation Discussion and Analysis."	"FOR"

Q:    Why did I receive these proxy materials?

A:     We are providing this Proxy Statement in connection with the solicitation by our Board of proxies to be voted at the Annual Meeting, or at any postponements or adjournments thereof. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. You are invited to virtually attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares using one of the other voting methods described in this Proxy Statement.

Whether or not you plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible to ensure your representation at the Annual Meeting.

Q:    Why did I receive a notice in the mail regarding the Internet availability of proxy materials?

A:     Instead of mailing printed copies to each of our stockholders, we have elected to provide access to the proxy materials over the Internet under SEC's "notice and access" rules. These rules allow us to make our stockholders aware of the Annual Meeting and the availability of the proxy materials by sending a Notice of Internet Availability of Proxy Materials (Notice), which provides instructions on how to access the full set of proxy materials through the Internet or make a request to have printed proxy materials delivered by mail. Accordingly, we will mail the Notice to each of our stockholders on or about July 25, 2025. The Notice contains instructions on how to access the proxy materials, including this Proxy Statement and our Annual Report, each of which are available at www.proxyvote.com. The Notice also provides instructions on how to vote your shares.

Q:    Who can vote at the Annual Meeting?

A:    Only our stockholders at the close of business on July 10, 2025 (Record Date), will be entitled to attend and vote at the Annual Meeting. On the Record Date, there were 148,343,362 shares of our common stock outstanding and entitled to vote. Each share of common stock issued and outstanding on the Record Date is entitled to one vote on any matter to be voted upon by our stockholders at the Annual Meeting.

•Holders of Record - If, on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare, then you are a "holder of record." As a holder of record, you may vote at the virtual Annual Meeting, or you may vote by proxy. If you are a holder of record and you indicate when voting that you wish to vote as recommended by our Board, or if you submit a vote by proxy without giving specific voting instructions, then the proxyholders will vote your shares as recommended by our Board on all matters described in this Proxy Statement. Thomas Garcia and Steven J. Fasching, the designated proxyholders, are members of our management.

•Beneficial Owners - If, on the Record Date, your shares were held in an account at a bank, broker, dealer, or other nominee, then you are the "beneficial owner" of shares held in "street name" and this Proxy Statement is being made available to you by that nominee. The nominee holding your account is considered the holder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the holder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid "legal proxy" or obtain a 16-digit control number from your nominee. Please contact your nominee directly for additional information.

Q:    What is the quorum requirement for the Annual Meeting?

A:     The presence at the Annual Meeting, virtually (even if not voting) or by proxy, of the holders of a majority of the voting power of all shares of our common stock entitled to be voted at the Annual Meeting, will constitute a quorum at the Annual Meeting. We will treat shares of common stock represented by a properly voted proxy, including shares for which authority is withheld or that a stockholder abstains from voting, as well as broker non-votes, as present at the Annual Meeting for the purposes of determining the existence of a quorum. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

Q:    What are the voting requirements to approve each of the proposals, and what happens if I do not vote?

A:     The voting requirements to approve each of the proposals to be voted upon at the Annual Meeting, as well as the effects of abstentions and broker non-votes on each of the proposals, are as follows:

PROPOSAL	VOTING REQUIREMENT	EFFECT OF ABSTENTIONS(1)	EFFECT OF BROKER NON-VOTES(2)

Proposal No. 1: Election of Directors
Each director nominee in an uncontested election(3) will be elected by a majority of the votes cast by the shares present virtually or represented by proxy and entitled to vote on the election of directors at the Annual Meeting (assuming that a quorum is present).

A "majority of the votes cast" means that the number of votes "FOR" a director nominee must exceed the number of votes "AGAINST" a director nominee.

An "ABSTAIN" vote with respect to a director nominee will not count as a vote cast for that nominee, will not be included in the total number of votes cast, and will have no effect on the outcome of the vote on this proposal.
Broker non-votes will not count as votes cast on this proposal, and will have no effect on the outcome of the vote on this proposal.
Proposal No. 2: Ratification of Selection of Accounting Firm	Requires the affirmative vote of a majority of the outstanding shares present virtually or represented by proxy and entitled to vote on the proposal at the Annual Meeting (assuming that a quorum is present).
		An "ABSTAIN" vote will be included in the total number of shares present and entitled to vote on this proposal, and will have the same effect as a vote "AGAINST" this proposal.	Because a bank, broker, dealer or other nominee may generally vote without instructions on this proposal, we do not expect any broker non-votes in connection with this proposal.
Proposal No. 3: Advisory Vote on Executive Compensation	Requires the affirmative vote of a majority of the outstanding shares present virtually or represented by proxy and entitled to vote on the proposal at the Annual Meeting (assuming that a quorum is present).
		An "ABSTAIN" vote will be included in the total number of shares present and entitled to vote on this proposal, and will have the same effect as a vote "AGAINST" this proposal.	Broker non-votes will not count as votes cast on this proposal and will have no effect on the outcome of the vote on this proposal.

(1)You may "ABSTAIN" from voting on one or more director nominees and from voting on one or more of the other proposals described in this Proxy Statement. Shares for which a stockholder abstains from voting will be counted for purposes of determining whether a quorum is present at the Annual Meeting.
(2)Pursuant to applicable New York Stock Exchange (NYSE) rules, if you are a beneficial owner of shares held in street name and do not provide the nominee that holds your shares with specific voting instructions, the nominee may generally vote in its discretion on “routine” matters (such as Proposal No. 2). However, if the nominee that holds your shares does not receive instructions from you on how to vote your shares on a “non-routine” matter (such as Proposal Nos. 1 and 3, ), it will be unable to vote your shares on that matter. When this occurs, it is generally referred to as a “broker non-vote.” Broker non-votes will be counted for purposes of determining whether a quorum is present at the Annual Meeting.
(3)An "uncontested election" is an election in which the number of director nominees is not greater than the number of directors to be elected. A "contested election" is an election in which the number of director nominees nominated by (i) our Board, (ii) any stockholder, or (iii) a combination of our Board and any stockholder, exceeds the number of directors to be elected. In a contested election, directors will be elected by a plurality of the votes cast by the shares present virtually or represented by proxy and entitled to vote on the election of directors at the Annual Meeting.

Q:    What happens if a director nominee fails to receive a majority vote in an uncontested election at the Annual Meeting?

A:    Each incumbent director standing for reelection at the Annual Meeting has tendered an irrevocable letter of resignation, which will become effective upon such incumbent director not receiving a majority vote at the Annual Meeting and acceptance of such resignation by our Board. Our Board must accept or reject such resignation within 90 days following certification of the stockholder vote in accordance with the procedures established by our Amended and Restated Bylaws (Bylaws). If a director’s resignation offer is not accepted by our Board, that director will continue to serve until our annual meeting of stockholders to be held in 2026, until his or her successor is duly elected and qualified, or until such director’s earlier death, resignation, or removal.

Any director nominee who is not an incumbent director and who fails to receive a majority vote in an uncontested election will not be elected as a director, and a vacancy will remain on our Board. Our Board, in its sole discretion, may either fill a vacancy resulting from a director nominee not receiving a majority vote, or decrease the size of our Board to eliminate the vacancy, each in accordance with our Bylaws.

Q:    Could other matters be decided at the Annual Meeting?

A:     As of the date of this Proxy Statement, we are not aware of any business to be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. If, however, other matters are properly presented at the Annual Meeting, the persons named as proxies will vote in accordance with their discretion with respect to those matters.

Q:    How can I vote my shares?

A:    Your shares can be voted as follows:

•    Holders of Record - Holders of record can vote by proxy or by attending the Annual Meeting where votes can be submitted electronically via live webcast. If you wish to vote by proxy, you can vote by Internet, telephone, or mail as described below. Whether or not you plan to attend the Annual Meeting, we encourage you to submit your proxy or voting instruction as soon as possible to ensure your representation at the Annual Meeting.

VOTING METHOD

To vote at the Annual Meeting by live webcast, you must visit the following website:
www.virtualshareholdermeeting.com/DECK2025. You will need the 16-digit control number included on the Notice or your proxy card (if you requested to receive printed proxy materials). The method you use to vote by proxy will not limit your right to attend or vote at the Annual Meeting. All shares that have been properly voted and not revoked will be voted at the Annual Meeting. However, even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the Annual Meeting.

To vote by Internet, you will need the 16-digit control number included on the Notice or your proxy card (if you requested to receive printed proxy materials). Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on Sunday, September 7, 2025 by visiting www.proxyvote.com and following the instructions.

To vote by telephone, you will need the 16-digit control number included on the Notice or on your proxy card (if you requested to receive printed proxy materials). Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on Sunday, September 7, 2025 by calling 1-800-690-6903 and following the instructions.

To vote by mail, follow the instructions provided on your proxy card (if you requested to receive printed proxy materials). Simply mark, sign and date your proxy card and return it promptly in the postage-paid envelope provided. In order to be effective, completed proxy cards must be received by 11:59 p.m. Eastern Time on Sunday, September 7, 2025. This option is only available if you requested to receive printed proxy materials.

•    Beneficial Owners - If you are the beneficial owner of your shares, you should have received the Notice or a proxy card (if you requested to receive printed proxy materials) with this Proxy Statement from your nominee rather than from us. Simply (i) use the 16-digit control number to vote on the Internet or by telephone before the Annual Meeting, or vote at the Annual Meeting, or (ii) if you requested to receive printed proxy materials, vote by following the instructions provided on the proxy card you received from your nominee's website. Your 16-digit control number may be included in the voting instruction form that accompanied the proxy materials. If your nominee did not provide you with a 16-digit control number, you should contact your nominee to obtain your control number and access the Annual Meeting link. To vote at the Annual Meeting, you must first obtain a valid "legal proxy" from your nominee. Follow the instructions from your nominee to request a "legal proxy."

Q:    What can I do if I change my mind after I vote my shares?

A:     You may change your vote at any time before the polls are closed at the Annual Meeting.

•    Holders of Record - If you are a holder of record, you may change your vote by (i) providing written notice of revocation to Deckers Outdoor Corporation, 250 Coromar Drive, Goleta, California 93117, Attention: Corporate Secretary, (ii) executing a subsequent proxy using any of the voting methods discussed above (subject to the deadlines for voting with respect to each method), or (iii) attending the Annual Meeting and voting electronically via live webcast. However, simply attending the Annual Meeting will not, by itself, revoke your proxy.

•    Beneficial Owners - If you are a beneficial owner of your shares and you have instructed your nominee to vote your shares, you may change your vote by following the directions received from your nominee to change those voting instructions, or by attending the Annual Meeting and voting via live webcast, which can be accomplished as described above.

Subject to any revocation, all shares represented by properly executed proxies will be voted in accordance with the instructions on the applicable proxy, or, if no instructions are given, in accordance with the recommendations of our Board as described above.

Q:    Who is paying for the cost of this proxy solicitation?

A:     The solicitation of proxies is made on behalf of our Board and all the expenses of soliciting proxies from stockholders will be borne by us. In addition to the solicitation of proxies by use of the mail, our directors, officers, and employees may communicate with stockholders personally or by email, telephone, or otherwise for the purpose of soliciting such proxies. No additional compensation will be paid to any such persons for such solicitation, although we may reimburse them for reasonable out-of-pocket expenses incurred in connection with such solicitation. We will reimburse banks, brokers, dealers and other nominees for their reasonable out-of-pocket expenses in forwarding solicitation material to beneficial owners of shares held of record by such persons. The total estimated cost of the solicitation of proxies is approximately $227,000.

Q:    How may I obtain an additional copy of the proxy materials? How may I reduce the number of copies our household receives?

A:    We have adopted a procedure called "householding," which the SEC has approved. Under this procedure, we are delivering a single copy of the Notice and, if applicable, this Proxy Statement and the Annual Report, to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy materials. Upon written or oral request, we will promptly deliver a separate copy of the Notice and, if applicable, this Proxy Statement and the Annual Report, to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, this Proxy Statement or the Annual Report, or if you wish to receive separate copies in the future, please contact: Deckers Outdoor Corporation, 250 Coromar Drive, Goleta, California 93117, Attention: Corporate Secretary, Telephone: (805) 967-7611.

In addition, if you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact us using the contact information set forth above. Stockholders who are beneficial owners of shares held in street name may contact their bank, broker, dealer or other nominee to request information about householding.

Q:    Where can I find the voting results of the Annual Meeting?

A:    We will announce preliminary voting results with respect to each proposal at the Annual Meeting. In accordance with SEC rules, final voting results will be published in a Current Report on Form 8-K within four business days following the Annual Meeting, unless final results are not known at that time, in which case preliminary voting results will be published within four business days of the Annual Meeting and final voting results will be published once we know them.

Q:      Where else can I find these proxy materials?

A:      This Proxy Statement and the Annual Report are available under "SEC Filings" at ir.deckers.com. Other information contained on or accessed through our website does not constitute part of this Proxy Statement and you should not consider this other information in deciding how to vote your shares. References to our website address in this Proxy Statement are inactive textual references only.

Q:    Whom should I contact with other questions?

A:    If you have additional questions about this Proxy Statement or the Annual Meeting, or if you would like additional copies of this Proxy Statement, please contact: Deckers Outdoor Corporation, 250 Coromar Drive, Goleta, California 93117, Attention: Corporate Secretary, Telephone: (805) 967-7611.

PROPOSAL NO. 1 ELECTION OF DIRECTORS
Board Characteristics
The Corporate Responsibility, Sustainability & Governance Committee considers many factors when identifying director nominees, including a range of experiences and skills, as well as backgrounds. We believe directors with varied backgrounds create a Board that is positioned to best serve our Company, stockholders, employees, and communities by maximizing group dynamics in terms of range of professional experience, education, critical thinking, and personal characteristics. We also value the mix of viewpoints provided by our directors with various levels of tenure, from those with a deep understanding of our business to those with fresh perspectives. Our strong commitment to an inclusive workplace that promotes belonging is reflected within the composition of our Board.
A snapshot of our ten director nominees is depicted in the charts below.

Gender Diversity

Female
40%
Male
60%

Racial/Ethnic Diversity

Ethnically Diverse
50%
50%

Board Tenure

6.2 Years

average board tenure

0-4 years
5-9 years
10-14 years
0
1
2
3
4

Age Distribution

62.4 Years

average age

54-59
60-65
65-70
0
1
2
3
4
5
6

Board Composition and Refreshment
The Corporate Corporate Responsibility, Sustainability & Governance Committee has the primary oversight of Board succession planning and Board refreshment process. We are continuously evaluating the overall balance of our Board, including the balance between longer-tenured directors who bring great institutional knowledge and new directors who offer fresh external viewpoints. Our board is committed to annually reviewing its overall composition, the composition of its committees, and the chair of each of the committees to align with the Company's long-term strategic needs.
In September 2024, Mr. Caroti, our Chief Executive Officer and President was elected to our Board.
In May 2025, Ms. Davis was appointed as Chair of the Board, following the retirement of Mr. Devine from the Board after over 14 years of service, including six years as Chair. In connection with Ms. Davis' appointment as Chair, she stepped down as a member of the Corporate Responsibility, Sustainability & Governance Committee and as Chair of the Talent & Compensation Committee. Victor Luis, who has served as a member of the Board and as a member of the Talent & Compensation Committee since 2020, was named Chair of the Talent & Compensation Committee.
At the Annual Meeting, Mr. Powers will not stand for re-election as previously planned, after serving as a director and as our previous Chief Executive Officer and President for over 9 years. Mr. Grismer has been nominated to serve as a director and, if elected, it is anticipated that he will serve as a member of our Audit & Risk Management Committee. Ms. Ibrahim will join our Corporate Responsibility, Sustainability & Governance Committee and step down as a member of our Audit & Risk Management Committee.

BOARD REFRESHMENT
3 (New Directors Over Past 5 Years)
BOARD CHAIR SUCCESSION	COMMITTEE CHAIR SUCCESSION
May 2025 Cynthia (Cindy) L. Davis Appointed Chair of the Board	May 2025 Victor Luis, Appointed Talent & Compensation Committee Chair
June 2020 Juan R. Figuereo, Appointed Audit & Risk Management Committee Chair
September 2021 Bonita C. Stewart, Appointed Corporate Responsibility, Sustainability & Governance Committee Chair
Board Structure
Our Bylaws provide for the annual election of directors. Currently, our Bylaws provide that our Board will consist of not less than one nor more than eleven members, and the Board set the number of directors at ten.

At the Annual Meeting, our stockholders will be asked to elect ten directors to serve until the next annual meeting of stockholders to be held in 2026, until their successors are duly elected and qualified, or until their earlier death, resignation, or removal. The names and certain information concerning the persons nominated by our Board to stand for election as directors at the Annual Meeting are set forth in the section of this Proxy Statement titled “Director Nominees” below.

If all director nominees are elected, then, immediately following the Annual Meeting, our Board will consist of ten members, and nine out of the ten members will be "independent directors" under applicable NYSE rules. In addition, each member of our Board's three standing committees will be “independent directors” under applicable SEC and NYSE rules.
No Agreements or Family Relationships
No arrangement or understanding exists between any of our directors, director nominees, or executive officers and any other person pursuant to which any of them were selected as our director, director nominee, or executive officer.
There are no family relationships among any of our directors, director nominees, or executive officers.
No Legal Proceedings
There are no legal proceedings related to any of our directors, director nominees, or executive officers which are required to be disclosed pursuant to applicable SEC rules.
Director Nominations
The Corporate Responsibility, Sustainability & Governance Committee is responsible for identifying and evaluating nominees for election to our Board. In addition to the candidates proposed by our Board or identified by the Corporate Responsibility, Sustainability & Governance Committee, the committee considers candidates for director proposed by stockholders, provided such recommendations are made in accordance with the procedures set forth in our Bylaws. Stockholder nominations that meet the criteria outlined below will receive the same consideration as nominations made by the Corporate Responsibility, Sustainability & Governance Committee.
Director Qualifications
Directors are responsible for overseeing and monitoring our business consistent with their fiduciary duties to our stockholders. This significant responsibility requires highly skilled individuals with various qualities, attributes, skills and professional experience. Our Board believes there are both general requirements for eligibility to serve as a member of our Board that are applicable to all directors, and other specialized characteristics that should be represented on our Board as a whole, but not necessarily by each director.

Qualifications for All Directors
Essential criteria for all director candidates considered by the Corporate Responsibility, Sustainability & Governance Committee include the following:
•Personal and professional integrity;
•Good business judgment;
•Relevant experience and skills;
•Ability to effectively serve the long-term interests of our stockholders; and
•Commitment to devoting sufficient time and energy to diligently performing duties as a director.

DIRECTOR NOMINEES
Our Board has nominated the following ten directors for election at the Annual Meeting. Important summary information about the director nominees is set forth in the table below, including the Board committee composition that we anticipate will be effective as of the date of the Annual Meeting. Following the table is certain biographical information about each director nominee, as well as selected information about the specific qualifications, attributes, skills, and experience as of the date of this Proxy Statement that led our Board to conclude that each director nominee is qualified to serve on our Board. For information regarding Board committee composition as of the date of this Proxy Statement, please refer to the section of this Proxy Statement titled "Corporate Governance—Board Committees."

					Board Committee Membership Following the Annual Meeting(1)
Name, Primary Occupation	Age	Director Since	Independent	Number of Other Public Company Directorships	AR(2)	TC(2)	CG(2)

Cynthia (Cindy) L. Davis	63	2018	YES	2
Corporate Director Chair of our Board
David A. Burwick	63	2021	YES	1		●
Corporate Director
Stefano Caroti	62	2024	NO	0
Chief Executive Officer and President
Nelson C. Chan	64	2014	YES	3	●		●
Private Investor, Entrepreneur and Corporate Director
Juan R. Figuereo	69	2020	YES	1	ª
Corporate Director
Patrick J. Grismer(3)	63	—	YES	1	●
Corporate Director
Maha S. Ibrahim	54	2021	YES	0			●
General Partner, Canaan Partners
Victor Luis	58	2020	YES	0		ª
Corporate Director
Lauri M. Shanahan	62	2011	YES	2	●		●
Corporate Director
Bonita C. Stewart	68	2014	YES	1		●	ª
Corporate Director

ª    Committee Chair
(1)    Subject to the election of each director nominee at the Annual Meeting.

(2)    AR: Audit & Risk Management Committee, TC: Talent & Compensation Committee, CG: Corporate Responsibility, Sustainability & Governance Committee

(3)    Mr. Grismer is included as a new director nominee.

CYNTHIA (CINDY) L. DAVIS
Age: 63 Director Since: 2018
Chair of our Board	Public Company Directorships: Kennametal Inc. (NYSE: KMT) Brinker International, Inc. (NYSE: EAT)
Biographical Information

Ms. Davis currently serves as a member of the board of directors and is the chair of the compensation and human capital committee and member of the nominating/governance committee of Kennametal Inc. (NYSE: KMT), a global supplier of tooling, engineering components. In January 2019, she joined the board of directors and currently chairs the governance and nominating committee and is a member of the talent and compensation committee of Brinker International, Inc. (NYSE: EAT). Prior to 2019, Ms. Davis served as a member of the board of directors, as chair of the compensation committee and on the governance committee of Buffalo Wild Wings, Inc. (Nasdaq: BWLD), a casual dining restaurant and sports bar chain, from 2015 to 2018. Ms. Davis served as vice president of NIKE, Inc. (NYSE: NKE) and president of Nike Golf at NIKE, Inc. from 2008 to 2014, and as U.S. general manager at Nike Golf from 2005 to 2008. Prior to NIKE, Inc., Ms. Davis served as senior vice president of golf sponsorships, sports marketing and new media at Golf Channel, a subsidiary of Comcast Corporation (Nasdaq: CMCSA), from 2001 to 2004. She is Chair for the Board of Trustees for Furman University.

Selected Qualifications and Skills

•Premium Branding - Experience as vice president of NIKE, Inc. and president of Nike Golf at NIKE, Inc., a company engaged in the design, development, manufacturing, and worldwide marketing and sales of footwear, apparel, equipment, accessories, and services.

•Sales and Marketing; Retail - In addition to leading the division’s sales, marketing, and strategy while serving as senior vice president of golf sponsorships, sports marketing and new media at Golf Channel, led the $800 million global golf business for NIKE, Inc.

•High Level of Financial Literacy - Served on the audit committee of Kennametal Inc. Holds an M.B.A. in Marketing and Finance from the University of Maryland College Park. Oversaw the profit and loss of a separate operating unit within NIKE, Inc.

•International - Involved in global brands with worldwide operations while at NIKE, Inc. and Kennametal Inc.

•Public Company Executive - Held various executive management positions at NIKE, Inc. and Golf Channel, currently serves as a director of Kennametal Inc. and Brinker International, Inc., and previously served as a director and chair of the compensation committee of Buffalo Wild Wings, Inc.

•Industry - Extensive experience in the footwear, apparel and equipment industries through various positions at NIKE, Inc.

•Compliance and Risk Oversight - In addition to leadership roles at NIKE, Inc., served as a corporate director on the audit committee and serves on the compensation and nominating and corporate governance committees of Kennametal, Inc., and serves on the board of directors, as well as the compensation and corporate governance committees, of Brinker International, Inc. Previously served as chair of the compensation committee and on the governance committee of Buffalo Wild Wings.

•Technology Infrastructure and Cybersecurity - Serves as a director and chair of the compensation and human capital committee and member of the nominating and governance committee of Kennametal Inc., a technology-based company.

DAVID A. BURWICK
Age: 63 Director Since: 2021
Board Committees: Talent & Compensation	Public Company Directorships: BJ's Wholesale Club Holdings, Inc. (NYSE: BJ)
Biographical Information

In February 2025, Mr. Burwick was appointed chief executive officer of Spindrift Beverage Co., a privately-held company. In June 2024, he was appointed as a director of BJ's Wholesale Club Holdings, Inc. (NYSE: BJ) and serves as a member of the nominating and corporate governance committee. From May 2024 to December 2024, he served as a member of the board of directors, chair of the nominating and corporate governance committee and member of the audit committee of The Duckhorn Portfolio, Inc. which was acquired by Butterfly Equity, a private equity firm specializing in the food and beverage sector. He previously served as a director of The Boston Beer Company, Inc. (NYSE: SAM) and served as its president and chief executive officer from April 2018 to April 2024. Prior to April 2018, Mr. Burwick served as president and chief executive officer of Peet's Coffee & Tea, Inc., since December 2012. From April 2010 to December 2012, Mr. Burwick served as president, North America of WW International, Inc., formerly Weight Watchers International, Inc. Prior to that, Mr. Burwick held numerous positions with PepsiCo, Inc., including chief marketing officer, PepsiCo Americas Beverages from August 2008 to August 2009; executive vice president, Marketing, Sales and R&D, PepsiCo International from April 2008 to July 2008; President, Pepsi-QTG Canada from January 2006 to March 2008; chief marketing officer, Pepsi-Cola North America from June 2002 to December 2005; and various marketing roles from 1989 to 2002. Mr. Burwick has extensive experience leading consumer products organizations. During Mr. Burwick's tenure as a director of The Boston Beer Company, Inc., he has served as chair and as a member of its compensation committee, and as chair and as a member of the nominating/governance committee.

Selected Qualifications and Skills

•Premium Branding - Experience as an executive at Peet's Coffee & Tea, Inc., PepsiCo. Inc., The Boston Beer Company, Inc. and Spindrift Beverages Co.

•Public Company Executive - Extensive experience with several leading public and private companies, both as an executive and as a director.

•Sales and Marketing - Held key marketing and sales positions with PepsiCo. Inc., including chief marketing officer.

•Human Resources - Held executive positions with leading companies and was a member of the compensation committee and nominating/governance committee of The Boston Beer Company, Inc.

•Retail - Serves as chief executive officer of Spindrift Beverage Co. Previously served as president and chief executive officer at Peet's Coffee & Tea, Inc., WW International, Inc. and PepsiCo, Inc.

STEFANO CAROTI
Age: 62 Director Since: 2024
Executive Positions: Chief Executive Officer and President	Public Company Directorships: None
Biographical Information

Mr. Caroti serves as our Chief Executive Officer and President. In September 2024, he was elected to serve as a member of our Board. From April 2023 to July 2024, he served as our Chief Commercial Officer. He was also interim President of HOKA and President of Omni-Channel. Mr. Caroti has over 32 years of industry experience in general management, sales, retail, product, marketing, business strategy and brand management. Prior to joining our Company, Mr. Caroti was the chief commercial officer and managing director at PUMA, from August 2008 to December 2014, where he was responsible for PUMA’s global wholesale, retail and e-commerce divisions and PUMA’s geographic operating regions. Prior to that, he held a number of senior executive positions at NIKE, Inc. in general management, sales, product and marketing, and during his term as vice president of EMEA commerce, he was responsible for the entire wholesale, retail and e-commerce business in the EMEA region.

Selected Qualifications and Skills

•Industry - Over 33 years of experience in the footwear and apparel industries through various positions at PUMA, NIKE Inc., and our Company.

•Premium Branding - Premium branding experience through several senior executive positions at PUMA, NIKE Inc., and our Company.

•International - While serving in executive leadership roles at PUMA, NIKE Inc., and our Company, led wholesale, retail, and e-commerce business worldwide.

•Supply Chain Management and Retail - Oversaw PUMA's global wholesale, retail and e-commerce divisions and operating regions, and prior to that, was responsible for the entire wholesale, retail, and e-commerce business in the EMEA region while at NIKE, Inc.

•Sales and Marketing - Served in several executive marketing positions in leading public companies.

•Public Company Executive - Serves as our Chief Executive Officer, and previously served as our Company's Chief Commercial Officer and President of Omni-Channel. Extensive experience as chief commercial officer and managing director at PUMA, as well as several senior executive positions at NIKE, Inc.

NELSON C. CHAN
Age: 64 Director Since: 2014
Board Committees: Audit & Risk Management Corporate Responsibility, Sustainability & Governance	Public Company Directorships: Synaptics, Inc. (Nasdaq: SYNA) Twist Bioscience Corporation (Nasdaq: TWST) GCT Semiconductor Holding Inc. (NYSE: GCTS)
Biographical Information

Mr. Chan is a private investor and entrepreneur. In March 2024, he was appointed as a director of GCT Semiconductor Holding Inc. (NYSE: GCTS) and serves as a member of the nominating and corporate governance committee. Mr. Chan is a director and member of the nominating and corporate governance and audit committee of Twist Bioscience Corporation (Nasdaq: TWST). He is chair of the board of Synaptics, Inc. (Nasdaq: SYNA) and previously served as a member of the audit committee and nominations and corporate governance committee. He was chair of the board, chair of the compensation committee, member of the audit committee and member of the nominating and corporate governance committee of Adesto Technologies Corporation (Nasdaq: IOTS). From 2016 to 2019, Mr. Chan served as a director and member of the compensation and nominating and governance committees of Socket Mobile, Inc. (Nasdaq: SCKT). From 2006 to 2008, he served as chief executive officer of Magellan Corporation, and from 1992 to 2006, he served in various management positions with SanDisk Corporation. Mr. Chan is also a director of several privately held companies.

Selected Qualifications and Skills

•Entrepreneurial - Expertise in building technology companies.

•High Level of Financial Literacy - Has held numerous senior management positions with leading companies, including chief executive officer at Magellan Corporation.

•Public Company Executive - Extensive experience with several leading public and private companies, both as an executive and as a director.

•Sales and Marketing - Held key sales, marketing and engineering positions at SanDisk Corporation, Chips and Technologies, Signetics and Delco Electronics.

•International - Served as the executive vice president and general manager of consumer business at SanDisk Corporation, a global multi-billion dollar company.

•Compliance and Risk Oversight - Currently serves as a member of our Audit & Risk Management Committee and has over 16 years of experience as a corporate director with risk oversight responsibilities.

•Technology Infrastructure and Cybersecurity - Extensive experience in technology-based companies including sales, marketing and engineering.

JUAN R. FIGUEREO
Age: 69 Director Since: 2020
Board Committees: Audit & Risk Management (Chair)	Public Company Directorships: Western Alliance Bancorporation (NYSE: WAL)
Biographical Information

Mr. Figuereo currently serves as a director and is a member of the finance and investment committee and the nominating, corporate governance, and social responsibility committee and is the chair of the audit committee of Western Alliance Bancorporation (NYSE: WAL). From April 2021 to July 2023, he served as a director and chair of the audit committee and member of the nominating and corporate governance committee of Diversey, Inc. (Nasdaq: DSEY). Mr. Figuereo served as the executive vice president and chief financial officer of Revlon (NYSE: REV), a manufacturer and marketer of beauty and personal care products, from 2016 to 2017. From 2012 to 2015, he served as executive vice president and chief financial officer of NII Holdings, Inc. (NASDAQ: NIHD), a wireless communication services provider under the Nextel brand. NII Holdings, Inc. filed for bankruptcy protection in New York, New York on September 15, 2014. From 2009 to 2012, Mr. Figuereo served as executive vice president and chief financial officer of Newell Brands (NYSE: NWL), a global marketer of consumer and commercial products, and from 2007 to 2009 he served as executive vice president and chief financial officer of Cott Corporation (NYSE: PRMW). Mr. Figuereo has also served in senior management positions at Walmart, Inc. (NYSE: WMT) and PepsiCo, Inc. (Nasdaq: PEP). Mr. Figuereo served as a director and chair of the audit committee at PVH Corp. (NYSE: PVH), a leading apparel company with iconic brands such as Calvin Klein and Tommy Hilfiger in its portfolio. Mr. Figuereo is a venture partner with Ocean Azul Partners, LLC, an early stage investments fund based in South Florida. He is a member of the National Association of Corporate Directors and of the Florida Institute of CPAs.

Selected Qualifications and Skills

•Public Company Executive - Previously served as chief financial officer of several public companies with global footprints, including Revlon and Newell Brands, and held executive leadership roles at Walmart, Inc. and PepsiCo, Inc.

•High Level of Financial Literacy - Served as chief financial officer of several public companies and as chair of the audit committee of PVH Corp. Serves as the chair of the audit committee of Western Alliance Bancorporation and previously served as the chair of the audit committee of Diversey Inc. In addition, he serves as a member of the Audit & Risk Management Committee of our Company. Holds a B.B.A. from Florida International University, and previously worked for eight years as a certified public accountant.

•International - Significant executive leadership experience supporting global brands with worldwide operations.

•Supply Chain Management - Extensive experience in worldwide supply chain operations while in management roles for global companies.

•Sales and Marketing; Retail - Served as executive vice president of several global marketers, including Revlon and Newell Brands, and held senior management positions at Walmart, Inc. and PepsiCo, Inc.

•Mergers and Acquisitions - Previously served as the vice president in charge of mergers and acquisitions at Walmart, Inc.

PATRICK J. GRISMER
Age: 63 Director Nominee Nominated in: 2025
Board Committees: Audit & Risk Management Committee (Upon election)	Public Company Directorships: Krispy Kreme, Inc. (NASDAQ: DNUT)
Biographical Information

Mr. Grismer is a director nominee. He is a retired corporate executive following a 36-year career in corporate finance. In June 2025, he was appointed as a director of Krispy Kreme, Inc. (NASDAQ: DNUT) and serves as a member of the audit committee. From September 2022 to May 2025, Mr. Grismer served as a member of the board of Panera Brands (parent company to Panera Bread, Einstein Bros. Bagels and Caribou Coffee) and served as chair of the audit committee during a portion of that time. From November 2018 to February 2021, Mr. Grismer served as the executive vice president and chief financial officer of Starbucks Coffee Company (NASDAQ: SBUX). From March 2016 to November 2018, he served as the executive vice president and chief financial officer of Hyatt Hotels Corporation (NYSE: H). Prior to that, Mr. Grismer spent nearly 14 years at Yum! Brands, Inc. (NYSE: YUM, parent company to KFC, Pizza Hut and Taco Bell) in a number of executive roles, including as chief financial officer. Mr. Grismer also served in various leadership positions at The Walt Disney Company, including chief financial officer at Disney Vacation Club and Vice President of Strategic Planning at The Disneyland Resort. He started his career as a management consultant at PricewaterhouseCoopers.

•Premium Branding - Premium branding experience with global consumer-oriented companies, including Starbucks Coffee Company, Hyatt Hotels Corporations and The Walt Disney Company.

•International - Significant executive leadership experience supporting global brands with worldwide operations.

•High Level of Financial Literacy - Served as chief financial officer of several public companies and as chair of the audit committee of Panera Brands and member of the audit committee of Krispy Kreme, Inc. Holds an MBA in Finance and Marketing from Northwestern University's Kellogg Graduate School of Management and previously worked at PricewaterhouseCoopers.

•Supply Chain Management - Extensive experience in worldwide supply chain operations while in executive roles for global companies.

•Compliance and Risk Oversight - In addition to leadership roles at several public companies, serves on the board of directors and audit committee of Krispy Kreme, Inc. and has served on the board of directors and chair of the audit committee of Panera Brands, Inc.

•Mergers and Acquisitions - Experience in strategic planning and evaluation while at Starbucks Coffee Company, Hyatt Hotels Corporation and Yum! Brands, Inc.

•Public Company Executive - Extensive experience with several leading public and private companies as an executive.

MAHA S. IBRAHIM
Age: 54 Director Since: 2021
Board Committees: Corporate Responsibility, Sustainability & Governance Committee (Following Annual Meeting)	Public Company Directorships: None

Biographical Information

Ms. Ibrahim is currently a general partner of Canaan Partners, an early stage venture capital firm, where she has worked since March 2000. Prior to joining Canaan Partners, from 1998 to 2000 she served as vice president of e-business at Qwest Communications, where she architected the company’s e-business strategy and spearheaded the redesign of Qwest.com, and previously served as Qwest Communication’s vice president of business development. From 2012 through 2020, Ms. Ibrahim served as a member of the board of directors of The RealReal, Inc. (Nasdaq: REAL), an online brick-and-mortar marketplace for authenticated luxury consignment, providing leadership to the company through its 2019 initial public offering. Ms. Ibrahim currently serves on the boards of directors of a number of private innovative enterprise and consumer companies. Further, she has served as a trustee for the Carnegie Endowment for International Peace, a foreign policy think tank, since 2017.

Selected Qualifications and Skills

•Industry - Extensive experience in the apparel industry through her experience on the board of The RealReal, Inc., a sustainable luxury company that promotes the re-circulation of products across the multi-billion dollar fashion industry.

•Premium Branding - Premium branding experience in the luxury consignment business during her time as a director of RealReal, Inc.

•Consumer Technology/Big Data - Served as vice president of e-business at Qwest Communications.

•Sales and Marketing; Retail - Served as vice president of business development at Qwest Communications.

•Technology Infrastructure and Cybersecurity - Extensive experience in wireless and telecommunications industries.

•Mergers and Acquisitions - Experience with mergers and acquisitions while serving as general partner of Canaan Partners.

•Corporate Responsibility - Served on the board of The RealReal, Inc. and experience serving on the board of a private luxury brand company that has implemented a sustainability program and related initiatives.

VICTOR LUIS
Age: 58 Director Since: 2020
Board Committees: Talent & Compensation (Chair)	Public Company Directorships: None
Biographical Information

Mr. Luis previously served as a director and member of the audit committee and chair of the nominating and corporate governance committee of FarFetch Limited (NYSE: FTCH). He served as the chief executive officer and on the board of directors of Tapestry, Inc. (formerly known as Coach, Inc.) (NYSE: TPR) from 2014 to 2019, where he led the company’s transformation into Tapestry Inc., a New York-based house of modern luxury brands including Coach, Kate Spade and Stuart Weitzman. Mr. Luis joined Coach, Inc. in 2006 as president and chief executive officer of Coach Japan. He rapidly assumed additional leadership responsibilities across Asia and Europe, becoming chief commercial officer of Coach, Inc. in 2013 and chief executive officer in 2014. Prior to joining Coach, Inc., from 2002 to 2006, Mr. Luis was president and chief executive officer of Baccarat, Inc., where he ran the North American operation of the French luxury brand. Mr. Luis joined the Moët-Hennessy Louis Vuitton Group in 1995, ultimately advancing to president and chief executive officer of its subsidiary, Givenchy, Japan Incorporated, before leaving in 2002.

Selected Qualifications and Skills

•International - Significant experience in managing multi-national teams while at Coach, Inc. and Moët-Hennessy Louis Vuitton Group.

•Retail - Previously served as chief executive officer of several global luxury retailers.

•Premium Branding - Premium global branding experience spanning over two decades as chief executive officer of Tapestry, Inc., overseeing its modern luxury brands, and as chief executive officer of Baccarat, Inc. and Givenchy, Japan Incorporated.

•Industry - Experience in footwear, apparel and accessories while serving on the board of Tapestry, Inc. with the brands Coach, Kate Spade and Stuart Weitzman.

•Public Company Executive - Executive management experience, including service as chief executive officer of publicly traded companies.

LAURI M. SHANAHAN
Age: 62 Director Since: 2011
Board Committees: Audit & Risk Management Corporate Responsibility, Sustainability & Governance	Public Company Directorships: Treasury Wine Estates Limited (ASX: TWE) CAVA Group, Inc. (NYSE: CAVA)

Biographical Information

Ms. Shanahan has over 26 years of senior-level experience in retail, consumer products and hospitality, ranging from global, multi-channel, multi-brand enterprises to small and mid-cap growth companies. In June 2023, she joined the board of directors and is the chair of the people, culture and compensation committee and a member of the nominating, governance and sustainability committee of CAVA Group Inc. (NYSE: CAVA), a national, Mediterranean fast casual restaurant chain and consumer products brand. She serves on the board of directors, and is the chair of the human resources committee and a member of the nominations committee of Treasury Wine Estates Limited (ASX: TWE), a vertically integrated global wine business with over 70 brands. She joined Gap Inc. in 1992 and served in numerous leadership roles, including chief administrative officer and chief legal officer, during her 16-year career with the company. Since then, she has served as a principal of Maroon Peak Advisors, a consumer products and retail consulting firm.

Selected Qualifications and Skills

•Public Company Executive - Joined Gap Inc. in 1992 and served for 16 years in numerous leadership roles including chief administrative officer, chief legal officer and corporate secretary and chair of the foundation board. Gap Inc. is a leading global specialty retailer offering clothing, footwear, accessories, and personal care products for men, women, children, and babies under the Gap, Banana Republic, Old Navy, and Athleta brands.

•International - Directly involved in global brand development, supply chain and worldwide operations while at Gap Inc. and as a director and consultant.

•Supply Chain Management and Retail - Involved in retail, franchise, online licensing and other distribution channels, as well as sourcing and supply chain, while at Gap Inc. and as a consultant.

•Sales and Marketing - Acquired sales and marketing experience throughout her career at Gap Inc. and as director and consultant.

•Industry - Experience in footwear, apparel and accessories at Gap Inc., Charlotte Russe Holdings, Inc. and through consulting firm.

•Premium Branding - Premium and luxury branding experience at Gap Inc., through serving on the board of Treasury Wine Estates Limited and through retail consulting firm.

•Compliance and Risk Oversight - In addition to other leadership roles at Gap Inc., served as chief compliance officer and chief legal officer, overseeing the global corporate risk committee, as well as the global governance and compliance organization.

•Corporate Responsibility - While at Gap Inc., led development and oversight of global strategy, organization and execution of comprehensive social and environmental programs involving product development, supply chain, stakeholder engagement and employee and consumer-facing initiatives. Was president of Gap Inc. Foundation and also led government affairs and public policy.

BONITA C. STEWART
Age: 68 Director Since: 2014
Board Committees: Corporate Responsibility, Sustainability & Governance (Chair) Talent & Compensation	Public Company Directorships: PagerDuty, Inc. (NYSE: PD)

Biographical Information

Ms. Stewart is currently a Founder/Managing Partner at BAG Ventures, a venture capital investment firm. She was previously a Board Partner at Gradient Ventures, Google's early-stage venture fund focused on artificial intelligence. Throughout her career she has helped drive digital transformation at scale across multiple industries. Ms. Stewart served in various executive roles at Google, Inc. (Nasdaq: GOOG, GOOGL), a subsidiary of Alphabet Inc., including as Vice President, Global Partnerships where she led partner management for the largest U.S. publishers across search, news, commerce, media and entertainment, telecommunications and mobile applications. In January 2021 she joined the board of directors and serves as the chair of the nominating and corporate governance committee and a member of the compensation committee for PagerDuty (NYSE: PD), a digital operations management company. Ms. Stewart previously served on the board of directors and as a member of the compensation committee and nominating and corporate governance committee for Volta Industries, Inc. (NYSE: VLTA). Ms. Stewart served as a corporate director for Pluralsight, Inc. (Nasdaq: PS), from 2018 to 2021. From 2002 to 2006 she worked for DaimlerChrysler AG (now Daimler AG) as director of Chrysler Brand Advertising and the director of Chrysler Group’s first Interactive Communications team. Ms. Stewart began her career in 1979 at IBM Corporation (NYSE: IBM) where she served in various financial and marketing management positions. She is the co-author of A Blessing: Women of Color Teaming Up to Lead, Empower and Thrive and the 2019-2020 Women of Color in Business Cross-Generational Survey.

Selected Qualifications and Skills

•Industry - Over 31 years of experience in brand management, digital strategy, and execution.

•High Level of Financial Literacy - Lead strategy, business development and revenue growth plans for Google Inc.'s largest publisher partnerships. Holds an M.B.A. from Harvard Business School.

•Consumer Technology/Big Data - Extensive experience in digital transformation, and data driven digital strategies across multiple industries.

•Entrepreneurial - Served as president, chief operating officer, and co-founder of Nia Enterprises, LLC, a web-based company, and founder and chief executive officer of One Moment in Time, a women's formal-wear rental company.

•Sales and Marketing - Acquired sales, marketing, product distribution and online advertising experience.

•International - Led publisher partnerships for Latin America and Canada and has worked for Daimler AG and IBM Corporation, which are multi-billion dollar global companies.

•Public Company Executive - Strategic planning and large-scale operations experience with Google Inc. and IBM Corporation.

•Technology Infrastructure and Cybersecurity - Extensive experience in technology-based companies and fluency in digital transformation including digital strategy, mobile, video, programmatic, online advertising, cloud solutions, analytics and data privacy.

•Corporate Responsibility - Experience with employee resource group executive sponsorship, global hiring and retention processes and racial equity compliance oversight.

Summary of Qualifications and Skills of Directors

As part of our Board evaluation and director selection processes, the Corporate Responsibility, Sustainability & Governance Committee maintains a director skills matrix. When evaluating potential nominees, the Committee and the Board take into account the experiences and backgrounds represented on our Board. The director skills matrix below summarizes the specific qualifications, attributes, skills and experience of each director nominee that led our Board to conclude that the nominee is qualified to serve on our Board.

	Davis	Burwick	Caroti	Chan	Figuereo	Grismer	Ibrahim	Luis	Shanahan	Stewart

Industry. Important to have knowledge and experience in footwear, apparel, accessories or related industries.	◆		◆		◆		◆	◆	◆
Premium Branding. Valuable to our business to have experience in developing brand strategies, building brand equity and growing premium brands.	◆	◆	◆		◆	◆	◆	◆	◆	◆
International. Important to have operational or management experience with global or multi-national teams and businesses.	◆	◆	◆	◆	◆	◆		◆	◆	◆
High Level of Financial Literacy. Financial accounting, corporate finance and related skills are instrumental to our operations.				◆	◆	◆	◆
Retail. Valuable to our business to have retail strategy, portfolio management and store operations experience.	◆	◆	◆		◆	◆	◆	◆	◆

Consumer Technology/ Big Data. Relevant to have experience in developing and implementing technology related to consumer acquisition, relationship management, artificial intelligence (AI) and digital engagement.
				◆			◆	◆		◆
Sales and Marketing. Important to provide oversight to our sales and marketing strategies across our multi-channels.	◆	◆	◆	◆	◆		◆	◆		◆
Supply Chain Management. Relevant to our business to have an understanding of product development, sourcing, inventory management, distribution and logistics.					◆	◆			◆
Technology Infrastructure and Cybersecurity. Valuable to have experience related to technology governance, including privacy, data management and security.				◆	◆	◆	◆	◆	◆
Compliance and Risk Oversight. Important to provide oversight to our compliance and risk management programs.	◆	◆		◆	◆	◆			◆
Corporate Governance. Important to provide oversight of our corporate governance practices to ensure they reflect industry best practices.	◆	◆		◆	◆	◆		◆	◆	◆
Mergers and Acquisitions. Helpful to have experience in strategic planning and execution of large scale strategic alternatives.		◆		◆	◆	◆	◆	◆	◆
Public Company Executive. Valuable to have experience in managing a public company at the executive officer/C-suite level.	◆	◆	◆	◆	◆	◆		◆	◆	◆
Human Resources and Talent Management. Important to have experience in management strategies, belonging & inclusion initiatives, succession planning and organizational design initiatives.	◆	◆	◆	◆	◆			◆	◆	◆
Corporate Responsibility. Relevant to have experience in developing, implementing or overseeing ESG programs.							◆	◆	◆	◆

Consent to Serve
Each of the persons named above has consented to being named in this Proxy Statement and to serve as a director if elected, and our Board has no reason to believe any of the nominees will be unable or unwilling to serve as a director. If, however, any nominee withdraws or otherwise becomes unavailable to serve, our Board may decrease the size of our Board, or the proxies may be voted for the election of such other person as a director as our Board may recommend in place of the nominee.
Required Vote
Because this is an uncontested election, the election of our director nominees at the Annual Meeting requires the affirmative vote of a majority of the votes cast by the shares present virtually or represented by proxy and entitled to vote on the election of directors at the Annual Meeting (assuming that a quorum is present). A "majority of the votes cast" means the number of shares voted "FOR" a director nominee must exceed the number of shares voted “AGAINST” a director nominee.

This proposal is considered a "non-routine" matter under NYSE rules. As a result, a bank, broker, dealer, or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Abstentions and broker non-votes are not counted as votes "FOR" or "AGAINST" a director nominee and will have no effect on the election of directors. If no contrary indication is made, returned proxies will be voted "FOR" each of the director nominees, or in the event any nominee is unable to serve as a director at the time of the election, returned proxies will be voted "FOR" any nominee designated by our Board to fill the vacancy.

BOARD RECOMMENDATION	OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE TEN DIRECTOR NOMINEES.

CORPORATE GOVERNANCE
Corporate Governance at Deckers
Corporate governance is managed under the direction of our Board. Our Board has a long-standing commitment to comprehensive and effective corporate governance practices. Our Board continues to evaluate our governance policies and procedures to ensure that the right mix of individuals is present in our boardroom and to ensure effective oversight of our strategy and management in order to best serve our stockholders. Our Board has adopted Corporate Governance Guidelines that set forth the primary framework of governance principles applicable to our Company, a copy of which is available on our website at ir.deckers.com in the Overview section of the Governance tab.
Corporate Governance Elements
Our Board is committed to maintaining the highest standards of corporate governance and has established a strong framework by which our Company is governed. Key elements of our corporate governance framework include:

OUR POLICY OR PRACTICE	DESCRIPTION AND BENEFIT TO OUR STOCKHOLDERS

STOCKHOLDER RIGHTS
Annual Election of Directors	•Our directors are elected annually, reinforcing their accountability to our stockholders. We do not employ a classified board structure.
Single Class of Outstanding Voting Stock	•Our common stockholders control our Company with equal voting rights.
Majority Voting Standard	•We have a majority voting standard for uncontested director elections.
BOARD STRUCTURE
Director Independence
•Based on the director independence requirements set forth in our Corporate Governance Guidelines, as well as under applicable SEC and NYSE rules, our Board has determined that each of our director nominees, other than Mr. Caroti, is an "independent director." Accordingly, if all director nominees are elected at the Annual Meeting, nine out of ten members of the Board will be "independent directors."
•Our three standing Board committees: the Audit & Risk Management Committee, the Talent & Compensation Committee and the Corporate Responsibility, Sustainability & Governance Committee, consist exclusively of independent directors and have adopted written charters. Committee composition and charters are reviewed annually by our Board.

Committee Governance
•Our Corporate Governance Guidelines allow our Board to determine whether to separate or combine the roles of the Chair and Chief Executive Officer. Currently, Ms. Davis, who is an independent director, serves as Chair of the Board. We believe this is the most appropriate leadership structure for our Company at this time.

Annual Board Self-Evaluations
•The Corporate Responsibility, Sustainability & Governance Committee conducts and oversees annual evaluations of our Board, each Board committee and each individual director, to ensure they are effective and continue to serve the best interests of our stockholders. We periodically engage an independent third party to facilitate these evaluations.

Board Oversight of Risk
•Our Board is generally responsible for risk management activities, but has delegated the oversight of risk management to our Audit & Risk Management Committee. Our full Board regularly engages in discussions of the most significant risks we face and how these risks are managed.

EXECUTIVE COMPENSATION
Annual Say-on-Pay Vote
•Historically, we have provided our stockholders the opportunity to approve, on a non-binding advisory basis, the compensation of our Named Executive Officers on an annual basis as this affords our stockholders the ability to provide routine feedback on our executive compensation program.

Corporate Governance Principles
Pursuant to Delaware law and our Bylaws, our business, property and affairs are managed under the direction of our Board. Thus, our Board is the ultimate decision-making body of our Company, except with respect to those matters reserved for our stockholders.
Our Board selects our Chief Executive Officer, and works together with our Chief Executive Officer to select our senior management team, which is charged with the day-to-day operation of our business. Members of our Board are kept informed about our business through discussions with our Chief Executive Officer and other senior management personnel, including by attending brand sales meetings and industry events, participating in periodic informal telephonic meetings, and reviewing materials provided to them, as well as by attending formal meetings of our Board and its committees. Having selected the senior management team, our Board acts as an adviser and counselor to senior management, monitors its performance, and proposes or makes changes to the senior management team when it deems necessary or appropriate.
Board of Directors Meetings

BOARD OF DIRECTORS	Meetings in Fiscal Year 2025: 6

• Each of our directors attended at least 80% of Board meetings and meetings of the Board committees on which he or she served during his or her term.
• Time is scheduled for our independent directors to meet in an executive session at every Board meeting. Ms. Davis presides over each executive session.
• Our Corporate Governance Guidelines state that directors are expected to attend each of our annual meetings of stockholders. All members of our Board in fiscal year 2025 attended the annual meeting of stockholders held in September 2024.

Director Independence
Our Corporate Governance Guidelines, as well as applicable NYSE rules, require that our Board be comprised of a majority of directors who satisfy the criteria for independence set forth in the NYSE rules. These guidelines help ensure that the interests of our Board and management are aligned with those of our stockholders, that conflicts of interest are avoided, and that we are in compliance with applicable SEC and NYSE rules. An "independent director" is one who our Board affirmatively determines has no material relationship with our Company (either directly or as a partner, stockholder, or officer of an organization that has a relationship with our Company) and otherwise meets the requirements of the NYSE rules.
Based on the director independence requirements set forth in our Corporate Governance Guidelines, as well as in the applicable NYSE rules, our Board has determined that each of our directors, other than Mr. Powers and Mr. Caroti, as well as each of our director nominees, is an "independent director." In addition, all members of the Audit & Risk Management Committee, Talent & Compensation Committee, and Corporate Responsibility, Sustainability & Governance Committee meet the independence standards set forth in applicable SEC and NYSE rules.
Board Leadership Structure
Our Corporate Governance Guidelines allow the Board to determine whether to separate or combine the roles of chair and chief executive officer. Our Board believes it is important to maintain flexibility in our Board leadership structure to best serve the interests of the Company and its stockholders at any particular time. However, our Board firmly supports having an "independent director" serve in a Board leadership position at all times.
In determining the appropriate structure, our Board considers multiple factors, including our business and strategic needs at the time and the composition of our Board. The roles of Chair and Chief Executive Officer are currently separated. Our Board believes this leadership structure allows our Chief Executive Officer to focus on the day-to-day operation and management of our Company, while allowing our Chair to focus on leading the Board in overseeing the interests of our Company and stockholders. Our Chair, Ms. Davis, leverages her extensive experience in matters related to premium branding, retail, and risk oversight to advise the Company on identified and anticipated risks, as well as to drive strategy and agenda setting at the Board level. Our Chief Executive Officer, Mr. Caroti, utilizes his extensive leadership experiences in the footwear and apparel industry to drive the Company's strategic vision, oversee its long-term growth, and provide general oversight of the business and affairs of the Company.
While the Board believes the current structure is appropriate at this time, it regularly assesses the advantages and disadvantages of various structures taking into account the evolving needs of the business.
Board Committees
Our Board has three standing committees: the Audit & Risk Management Committee, the Talent & Compensation Committee, and the Corporate Responsibility, Sustainability & Governance Committee. Each member of each of the committees is an "independent director" for purposes of applicable SEC and NYSE rules. Each of our committees has a written charter that describes its purpose, membership, meeting structure, and responsibilities. A copy of each committee's charter is available on our website at ir.deckers.com in the Overview section of the Governance tab. These charters are reviewed annually by each committee, with any recommended changes approved by our Board. The Audit & Risk Management Committee charter was amended in September 2024, the Corporate Responsibility, Sustainability & Governance charter was amended in September 2023, and the Talent & Compensation Committee charter was amended in January 2025.
Summary information regarding the membership, meetings, and primary responsibilities of each of the three standing committees of our Board for fiscal year 2025 is provided below:

AUDIT & RISK MANAGEMENT COMMITTEE		Meetings in Fiscal Year 2025: 10

Current Members:
Juan R. Figuereo (Chair)	All members of the Audit & Risk Management Committee meet the independence and experience standards set forth in applicable SEC and NYSE rules.	Mr. Figuereo, and Mr. Chan have been determined by our Board to be "audit committee financial experts" under applicable SEC rules.
Nelson C. Chan
Maha S. Ibrahim
Lauri M. Shanahan
• Oversees management's conduct with respect to, and the integrity of, our financial reporting functions.
• Oversees the engagement, independence and performance of the registered public accounting firm that audits our annual financial statements and reviews our quarterly financial reports.
• Oversees our legal, regulatory and ethical obligations.
• Oversees the performance of our internal audit function.
• Oversees the application of our related-person transaction policy as established by our Board.
• Oversees our systems of internal control over financial reporting disclosure controls and procedures.
• Oversees our enterprise risk assessment and management policies, practices and procedures, including matters related to data protection, cybersecurity and risk management initiatives related to information technology.

• Oversees the application of our Code of Ethics as established by our Board.

TALENT & COMPENSATION COMMITTEE		Meetings in Fiscal Year 2025: 4

Current Members:
Victor Luis (Chair)	All members of the Talent & Compensation Committee meet the independence standards set forth in applicable SEC and NYSE rules.
David A. Burwick
Bonita C. Stewart
• Oversees the design of our executive compensation program, and responsible for oversight of our employment practices and policies.
• Reviews and approves goals and objectives relevant to the compensation of our executives and evaluates performance in light of those goals and objectives.
• Oversees our key human capital management strategies and programs.
• Reviews our overall talent management strategy, including development and succession plans for our executives and management.
• Determines and approves the compensation of our executives based, in part, on these evaluations, including each element of compensation.
• Makes recommendations to our Board regarding any action that is required to be submitted to our stockholders for approval with respect to incentive compensation plans and equity-based plans.
• Administers and approves our equity-based plans, and approves (or delegates authority to approve, below the executive level) individual award grants under those plans, or recommends award grants to our Board for approval.

• Produces report on executive compensation for inclusion in our proxy statement for our annual meeting of stockholders.

CORPORATE RESPONSIBILITY, SUSTAINABILITY & GOVERNANCE COMMITTEE		Meetings in Fiscal Year 2025: 4

Current Members:
Bonita C. Stewart (Chair)	All members of the Corporate Responsibility, Sustainability & Governance Committee meet the independence standards set forth in applicable NYSE rules.
Nelson C. Chan
Lauri M. Shanahan
• Develops and recommends to our Board a set of Corporate Governance Guidelines that establish a framework of governance principles applicable to us.
• Identifies and actively seeks individuals qualified to become directors, consistent with criteria specified in the Corporate Governance Guidelines.
• Recommends to our Board the qualified director nominees to be selected by our Board.
• Recommends to our Board membership of our Board committees.
• Oversees the Company's ESG Program, and periodically reviews with management our policies and practices with respect to belonging & inclusion and our specific sustainable development goals.
• Ensures that our certificate of incorporation and Bylaws are structured in a manner that best serves our objectives and recommends amendments as appropriate.
• Oversees the evaluation of management, our Board and Board committees.
Nominating Procedures and Criteria
Among its functions, the Corporate Responsibility, Sustainability & Governance Committee considers and approves nominees for election to our Board. We view board succession as an ongoing process and regularly identify, evaluate and pursue prospective candidates. In addition to the candidates identified by the Committee, the Committee considers candidates for director proposed by our stockholders, provided such recommendations are made in accordance with the procedures set forth in our Bylaws. Stockholder nominations that meet the qualification criteria referred to below will receive the same consideration as nominations made by the Committee.
Essential criteria for all candidates considered by the Corporate Responsibility, Sustainability & Governance Committee are discussed in the section of this Proxy Statement titled "Qualifications for All Directors." In considering individual candidates, the Committee also evaluates additional criteria, as reflected in the section of this Proxy Statement titled "Summary of Qualifications and Skills of Directors."
In selecting nominees for our Board, the Corporate Responsibility, Sustainability & Governance Committee evaluates the general criteria referred to above, identifies any specialized criteria for which the Committee has determined there is a need, and considers the candidate's ability to meet the required criteria and contribute to the success of our Company. In evaluating an existing director for reelection, in addition to assessing the criteria referred to above, the Committee considers a variety of factors, including attendance at Board and committee meetings, independence, length of service, previous Board and committee performance, and overall contributions to our Company. From time to time, the Committee retains independent third-party search firms, consultants, and other advisors, as appropriate, to help identify, screen, and evaluate candidates and to enhance our Board’s preparedness in the event of an unplanned director departure.
The Company paid a fee to a third party search firm who identified Mr. Grismer as a potential director nominee. The director nominees have been recommended by the Corporate Responsibility, Sustainability & Governance Committee and approved by our Board.
Management Succession and Talent Development
The Talent & Compensation Committee, pursuant to its charter, is responsible for overseeing the management succession planning process. As part of that responsibility, the Committee reviews and evaluates the development and succession plan relating to our executive officers, including considerations of career paths and attracting and retaining high-quality talent. The Board is responsible for these actions with respect to our Chief Executive Officer. The Committee works with the Board to assess whether we have the management talent needed to successfully pursue our business objectives. The Board also regularly considers the competencies necessary for our Chief Executive Officer to support our strategies for long-term success.
Risk Governance Structure
Our Board has overall responsibility for the oversight of our Company's risk management process, which is designed to support the achievement of organizational objectives, including strategic objectives, improve long-term organization performance and enhance stockholder value. It has developed processes to identify, evaluate and manage short-, medium- and long-term risks to ensure they are prioritized on a timely basis. Risks are typically categorized based on the severity and probability of the risk and addressed or escalated as appropriate. The Board members provide objective, independent oversight of risk and focus on the most significant risks facing the Company. Our legal and internal audit executives report directly to the Audit & Risk Management Committee regarding material risks to our business, among other matters, and facilitate the identification, assessment and development of controls and procedures that address identified risks. The highest-ranking manager of our internal audit function periodically meets with the Audit & Risk Management Committee and the Board to discuss identified risks, the status of management’s risk mitigation actions, and, if applicable, any emerging risks. Separately, our Risk & Compliance Advisory Committee, an independent committee overseen by our internal audit team, evaluates organizational risks and discusses opportunities for compliance and risk mitigation.
Board Role in Risk Oversight
•Annually reviews or assesses the effectiveness of our Company’s enterprise risk management programs and framework, including the processes for identifying, assessing, prioritizing, and responding to our enterprise-wide risk exposures, to ensure that robust risk management strategies are in place. On an annual basis, under the direction of our Audit & Risk Management Committee, our Company undertakes an enterprise-level risk management review that is designed to bring to the Board’s attention our most material risks for evaluation, including strategic, operational, regulatory, and compliance risks.
•Receives regular updates from management regarding our organization’s portfolio of risk and engages in discussions to understand and assess our overall risk management activities. Our Board further apprises itself of the most significant risks facing our Company, ensuring that robust risk response actions have been established and implemented, with an independent review by internal audit. Management and our Board assess the Company's risk environment on a quarterly basis to ensure the Company is adequately anticipating future exposure to liability.
•On an annual basis, under the direction of our Corporate Responsibility, Sustainability & Governance Committee, our Board reviews and assesses our corporate responsibility and sustainability efforts, including risks related to environmental and social issues, as well as risks related to corporate governance issues.
•Inquires of management to understand and assess the effectiveness of the mechanisms in place for monitoring and responding to emerging risks.
•Engages in critical dialogue with our executive leadership and technology-focused personnel to ensure our organization has a robust plan to detect, stop, and mitigate the effects of cyberattack incidents, including resuming normal operations as quickly as possible.
•Engages in active discussion with management to understand our Company’s risk philosophy to ensure understanding of overall appetite for risks that aligns with ability to create stockholder value.
•Engages actively with management on Chief Executive Officer succession and works to nominate and evaluate potential successors for this role.
•Reviews identified risks with management at regular committee meetings and provides input on these risks and mitigation steps.
Below is a summary of key risk oversight responsibilities delegated to our three committees:
Audit & Risk Management Committee
•Oversees financial risks and monitoring of management’s policies and procedures.
•Plays a strategic role in assessing and monitoring our Company’s response to cyber threat trends, receiving periodic updates on cyber risk management initiatives, and obtaining independent confirmation of their efficacy through regular reviews by internal audit. Engages in regular dialogue with our Chief Digital & Data Officer and Chief Information Security Officer on technology risk related topics on every Audit & Risk Management Committee meeting agenda, ensuring adequacy of focus and resources to support cyber risk management activities.
•Receives regular updates from management on cybersecurity or information security incidents that may pose a significant threat to our Company, and assesses our Company’s key metrics for measuring our capabilities to manage cybersecurity and technology risk.
•Our Board also receives an independent perspective from our internal audit function.
•Provides oversight for compliance risk and regularly receives updates from management on compliance-related matters.
Our legal and internal audit executives report directly to the Audit & Risk Management Committee regarding material risks to our business, among other matters, and the Audit & Risk Management Committee meets in executive sessions with our highest ranking manager of internal audit and with representatives of our independent registered public accounting firm.

Talent & Compensation Committee
•Oversees the design of our executive compensation program so as to encourage achievement of our strategic objectives and mitigate compensation-related risk.
•Oversees key human capital management strategies and programs.
•Evaluates succession planning risk regarding the executive officers.
Corporate Responsibility, Sustainability & Governance Committee
•Oversees risks related to our corporate responsibility and sustainability efforts, including risks related to environmental and social issues, such as climate change, as well as risks related to corporate governance issues.
•Receives quarterly updates on the status of our ESG Program and related risks.
•Develops and recommends to the Board our Corporate Governance Guidelines to establish and oversee an appropriate governance framework.
Information Security Risk Oversight
Our Board has delegated oversight of the Company's information security program to the Audit & Risk Management Committee. Our information security initiatives are led internally by our Chief Digital & Data Officer, and Chief Information Security Officer. These executives are responsible for the operation of our information security program and communicate quarterly with the Audit & Risk Management Committee on the program, and annually with the full Board with respect to the state of the program, assessments of the cyber risk landscape, including discussion on emerging risks and trends, and compliance with data privacy regulatory requirements. As part of this program, we also proactively identify, assess and mitigate risks associated with artificial intelligence to promote safe, ethical and responsible use. Our information security program also includes a cybersecurity incident response plan that is designed to provide a management framework across our Company. We engage external firms to assist us in the independent evaluation of our information security processes and capabilities. Our employees receive annual trainings on responsible information security, data security and cybersecurity practices including appropriate action to take against cyber threats. We also maintain a cybersecurity and information security risk insurance policy, which insures for data incidents or breaches and other technology related exposures.
Talent & Compensation Committee Interlocks and Insider Participation
As of the date of this Proxy Statement, no member of the Talent & Compensation Committee is serving, and during the past year no member of the Talent & Compensation Committee has served, as an officer or employee of our Company or any of its subsidiaries. None of our executive officers currently serves, or during the past year has served, as a member of the board of directors or compensation committee (or other committee serving a similar purpose) of any entity that has an executive officer serving on our Board or the Talent & Compensation Committee. In addition, none of the Talent & Compensation Committee members had any relationship, or participated in any transaction, with our Company during fiscal year 2025 that requires disclosure under SEC rules.
We have entered into indemnification agreements with each of our directors, including each member of the Talent & Compensation Committee.
Communications with Directors
Stockholders and other interested parties may communicate with the Chair of our Board, the Chair of any Board committee, with our independent directors as a group, or with any individual director, by writing to any such person or group. Communications should be sent to the following address:
Deckers Outdoor Corporation
Attn.: Corporate Secretary
250 Coromar Drive
Goleta, California 93117
Communications are distributed to our Board, or to any individual director, depending on the facts and circumstances described in the communication. Our Board has requested that certain items that are unrelated to the duties and responsibilities of our Board should be excluded, including the following: junk mail and mass mailings, product inquiries or complaints, new product suggestions, resumes and other forms of job inquiries, surveys, and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will not be distributed, except that any communication that is not distributed will be made available to any director upon request.

Code of Ethics and Accounting and Finance Code of Ethics
Our Board has adopted a Code of Ethics to assist our officers, directors and other employees in complying with legal and regulatory requirements and maintaining the highest standards of ethical conduct. All of our directors, officers, and employees receive an annual training on the Code of Ethics and must carry out their duties in accordance with the policies set forth in the Code of Ethics and with applicable laws and regulations. The Code of Ethics complies with the requirements set forth in applicable NYSE rules.
Our Board has also adopted a separate Accounting and Finance Code of Ethics which focuses on the financial reporting process and applies to our Chief Executive Officer, Chief Financial Officer and Corporate Controller (and other employees serving similar functions). The Accounting and Finance Code of Ethics is intended to qualify as a "code of ethics" under applicable SEC rules and to satisfy the standards of ethics and compliance programs under applicable NYSE rules.
Our Code of Ethics and our Accounting and Finance Code of Ethics are available on our website at ir.deckers.com in the Overview section of the Governance tab. To the extent required by law, any amendments to or waivers of any provision of the Code of Ethics or the Accounting and Finance Code of Ethics will be promptly disclosed publicly on our website.
Stockholder Engagement
We are committed to ongoing, proactive engagement with our stockholders on a number of significant topics, including our business and strategic objectives, capital allocation strategy, corporate governance framework, and executive compensation program. We value our stockholders' perspectives and believe their input contributes meaningfully to our long-term success. To that end, we routinely engage with our investors to understand their views and ensure they are considered in Board and management discussions about our strategic direction.

Our stockholder outreach program is led by a cross-functional team that includes members of our Investor Relations, ESG, and Legal teams.

In fiscal year 2025, we contacted stockholders representing approximately 46% of our outstanding shares to solicit feedback and share updates on various matters, including our corporate governance framework, executive compensation practices, and ESG priorities. Investors were generally supportive of our approach across these areas. The feedback we received was shared with our Board and members of management and taken into account in our decision-making processes.

We believe transparent communication with our stockholders is critical to our long-term success, and that the feedback received through our stockholder engagement efforts contributes to the evolution and success of our business. We plan to continue proactive outreach efforts going forward.

Please refer to the section of this Proxy Statement titled “Compensation Discussion and Analysis - Stockholder Outreach"” for more information regarding stockholder engagement specific to executive compensation.

Our People and Our Culture

Our key values, which guide our journey onward together, to improve our business and create a better world around it, help hold us accountable to deliver on our purpose:

Our values define our Company and serve as the driving force behind how we work together and with our customers, consumers, partners, suppliers, and communities. We also have detailed policies that support our commitment to ethical behavior and legal compliance across our organization. Through our open-door policy and culture, employees are encouraged to approach their managers if they believe violations of standards or policies have occurred, and are able to make confidential and anonymous reports using an online or telephone hotline hosted by an independent third-party provider.

We believe our culture makes us unique. We regularly conduct employee surveys to understand our employees' experiences on a variety of topics focused on employee engagement. Our latest survey completed in February 2025 had a participation rate of 91.5%. Of those employees who completed the survey, 89% noted they were proud to work for Deckers.

We believe an inclusive workplace that promotes belonging for everyone brings together those with a unique set of experiences, opinions, and thoughts on critical issues. In turn, these varied perspectives enhance our business and drive better outcomes. Our people are at the center of everything we do. Their perspectives and passion for innovation enable us to build brands and create products that people around the world love. We strive to create an environment where employees can come as they are and are free to bring their authentic selves to work every day.

We publish workforce metrics in our annual Equal Employment Opportunity filing (EEO-1) which is publicly available at deckers.com/responsibility/policies. The content of our website, including our annual EEO-1 filing, is not incorporated by reference into this Proxy Statement or in any other report or document we file with the SEC.

Charitable Giving and Volunteering

At our Company, our charitable contributions, product donations, and employee volunteer efforts are an essential part of our culture. Each fiscal year, we contribute to our local communities through monetary donations, volunteer efforts and in-kind donations. During fiscal year 2025, we donated to various non-profit organizations around the globe. We also continued our 'Art of Kindness' events, where employees volunteer during a week-long event in our local communities multiple times during the fiscal year. Further, many of our supply chain partners followed our lead and volunteered in their local communities during fiscal year 2025. Our employees volunteered approximately 24,000 hours during fiscal year 2025. Our strategic giving and community-engagement efforts continued to be aligned with our sustainable development goals (SDGs).

Environmental, Social, and Governance

As a global leader in designing, marketing, and distributing innovative footwear, apparel, and accessories, our worldwide reach and impact is significant. We believe consumers are increasingly buying brands that deliver quality products while striving for minimal environmental impact by employing sustainable business practices. Our sustainability policies and strategies are informed by our ongoing efforts with multi-stakeholder initiatives, which involve our stockholders, employees, suppliers, and customers, as well as other brands and non-governmental organizations. Through our holistic ESG program, which has been in existence since 2010, we are committed to advancing our sustainable business initiatives.

ESG Oversight

Our Board oversees our ESG strategy and has ultimate oversight over all sustainability initiatives, strategies, and programs, including economic, social, and environmental risks. The Board has delegated its authority to oversee our ESG efforts to our Corporate Responsibility, Sustainability & Governance Committee. Our Chief Administrative Officer (CAO) is responsible for the day-to-day management of our ESG program and regularly reports to our Corporate Responsibility, Sustainability & Governance Committee and the Board on the status of the program. The ESG program’s execution is driven by our leadership team and various cross-functional teams including our ethical sourcing, facilities, distribution centers, brands, innovation, materials, and supply chain teams.

The Corporate Responsibility, Sustainability & Governance Committee’s oversight of our ESG program is complemented by the Audit & Risk Management Committee’s periodic assessment of risk management, including climate-related risks and policies, to ensure the consistent application of our corporate strategy. Our internal audit team provides periodic targeted reviews of our ESG-related policies and procedures to the Audit & Risk Management Committee to support the committee’s efforts.

We believe integrating ESG initiatives into our strategic objectives will create long-term value for our stockholders by ensuring collaboration across our portfolio of brands to drive sustainable business practices and help us continue to do good and do great. Our ESG program aligns our internal teams with our SDGs (detailed below) and establishes policies to encourage our partners and suppliers to employ sustainable business practices.

Sustainable Development Goals

We work to establish SDGs that we believe are the most relevant to our business, our operations, our stockholders, and the communities in which we operate. We are a member of the United Nations Global Compact (UNGC), the world’s largest voluntary corporate sustainability initiative. This membership requires an annual statement of progress, which is reflected in our Creating Change Report. Our CAO identifies specific SDGs established by the UNGC, which we adopt to guide our ESG strategy. Our SDGs are currently focused on categories where we believe we can make substantial impacts.

TOPIC	DECKERS SDG	UNGC SDG

MATERIALS	Maximize the amount of preferred materials in our products.
WASTE	Sustainably reduce waste generated at our facilities and partner facilities through refuse, reduction, recycling, and reuse.
WATER	Reduce water consumption and improve water quality throughout our operations and the communities in which we operate.
CLIMATE AND CLEAN ENERGY	Reduce energy consumption and greenhouse gas emissions throughout our operations.
CHEMISTRY AND CONSUMER SAFETY	Reduce or eliminate hazardous chemicals throughout our operations.
HUMAN RIGHTS	Positively impact the communities in which we operate, including assuring industry leading human rights practices within our supply chain.
GENDER EQUALITY, QUALITY EDUCATION, AND REDUCED INEQUALITIES	Promote belonging, gender equality, female empowerment, and inclusion for all.

Our annual Creating Change Report will provide more information regarding our fiscal year 2025 ESG achievements with a focus on these SDGs. We believe the progress of our corporate responsibility efforts is served by disclosing goals and relevant metrics and, to that end, we have aligned the reporting standards included in our Creating Change Report with the Financial Stability Board’s Task Force on Climate-Related Financial Disclosures (TCFD), Global Reporting Initiative’s (GRI) Core Standards, and Sustainability Accounting Standards Board’s (SASB), and now part of the International Finance Reporting Standard (IFRS), Foundation Consumer Goods Sector Apparel, Accessories and Footwear Index. Our Creating Change Report, published annually, can be found at www.deckers.com/responsibility. References to our website address in this Proxy Statement are inactive textual references only.

EXECUTIVE OFFICERS
Each of our executive officers serves at the discretion of our Board. Important summary information about our executive officers is set forth in the table below, followed by certain biographical information about each officer.

EXECUTIVE OFFICER	AGE	POSITION

Stefano Caroti	62	Chief Executive Officer, President and Director
Steven J. Fasching	57	Chief Financial Officer
Angela Ogbechie	47	Chief Supply Chain Officer
Thomas Garcia	52	Chief Administrative and Legal Officer
Marco Ellerker	58	President of Global Marketplace
Anne Spangenberg	57	President of Fashion Lifestyle
Robin Spring-Green	49	President of HOKA

STEFANO CAROTI
Age: 62
Position: Chief Executive Officer, President and Director

Mr. Caroti was appointed as our Chief Executive Officer and President in August 2024 and joined our Board at that time. He was appointed as our Chief Commercial Officer in April 2023. He previously served as our President of Omni-Channel since November 2015. He has over 30 years of industry experience in general management, sales, retail, product, marketing, business strategy and brand management. Prior to joining our Company, Mr. Caroti was the chief commercial officer and managing director at PUMA, from August 2008 to December 2014, where he was responsible for PUMA’s global wholesale, retail and e-commerce divisions and PUMA’s geographic operating regions. Prior to that, he held a number of senior executive positions at NIKE, Inc. in general management, sales, product and marketing, and during his term as vice president of EMEA commerce, he was responsible for the entire wholesale, retail and e-commerce business in the EMEA region. He received a B.A. with honors from Middlebury College.

Please refer to the section of this Proxy Statement titled “Director Nominees” for additional biographical information about Mr.
Caroti, as well as information about the specific qualifications, attributes, skills, and experience that led our Board to conclude that Mr. Caroti is qualified to serve on our Board.

STEVEN J. FASCHING
Age: 57
Position: Chief Financial Officer

Mr. Fasching was appointed as our Chief Financial Officer in June 2018 and served as our Senior Vice President, Corporate Strategy, Planning & Investor Relations since February 2018. Mr. Fasching previously served as our Vice President, Strategy &

Investor Relations from January 2016 to February 2018, and as Vice President, Strategic Financial Planning from August 2011 to January 2016. Mr. Fasching has over 30 years of experience in long-term financial and strategic planning and creating and leading the analytical engine of multi-billion dollar organizations. Immediately prior to joining our Company, Mr. Fasching served for five years as the director of finance and assistant controller of Princess Cruise Lines, Ltd., a cruise line owned by Carnival Corporation, where he had been promoted through a number of finance-related positions since September 1990, including director of financial planning, among others. Mr. Fasching received a B.S. degree in Business Administration from Pepperdine University and an M.B.A. from The Anderson School of Management at UCLA. He also completed The Executive Program for Prospective Chief Financial Officers through the University of Chicago Booth School of Business.

ANGELA OGBECHIE
Age: 47
Position: Chief Supply Chain Officer

Ms. Ogbechie was appointed as our Chief Supply Chain Officer in June 2022. Prior to that, she was Senior Vice President, Global Operations and Supply Chain Strategy since November 2021. Since 2008, Ms. Ogbechie has held a number of senior supply chain positions at our Company and has experience in global demand planning, logistics, distribution and fulfillment. Ms. Ogbechie received a B.A. in Economics from Stanford University and an M.B.A. from Columbia University Business School.

THOMAS GARCIA
Age: 52
Position: Chief Administrative and Legal Officer

Mr. Garcia joined our Company in 2009. In his current position as Chief Administrative and Legal Officer he oversees Legal, ESG, Strategy and Communications. He was promoted to his position in 2021 after spending more than 12 years in multiple roles including Senior Vice President, Senior Counsel, and Compliance Officer. From 2003 to 2009, Mr. Garcia was assistant general counsel at Mentor Corporation, a medical device company acquired by Johnson & Johnson. Previously, he was an associate attorney at the law firms of Hatch and Parent, as well as Buchanan Ingersoll. Mr. Garcia earned his B.S. in Biology from Lehigh University, Masters in Public Health from The University of Massachusetts at Amherst, and J.D. from The George Washington University Law School.

MARCO ELLERKER
Age: 58
Position: President of Global Marketplace

Mr. Ellerker was appointed as our President of Global Marketplace in August 2024 and prior to that he served as Senior Vice President & General Manager Deckers EMEA, Japan and Asia Pacific markets, where he was instrumental in re-positioning the UGG brand, as well as the strategic development of HOKA in these regions. Mr. Ellerker has over 25 years of industry experience and was previously Global President of the Lifestyle Division at Pentland Brands and a member of the global Executive Team, where he held leadership roles covering the US, EMEA and Asia on the Lacoste, Ted Baker & Ellesse brands. He received a B.A. with honors in Business Studies from South Bank University in London.

ANNE SPANGENBERG
Age: 57
Position: President of Fashion Lifestyle

Ms. Spangenberg was appointed as our President of Fashion Lifestyle Group in July 2022. She joined Deckers after 13 years at NIKE, Inc. where she served as the company’s Chief Merchant, and previously held leadership positions at Gap, Inc. and Macy’s West. Ms. Spangenberg is an industry leader with over 25 years of experience in Global consumer-focused omni-channel retail, including product creation, merchandising, buying, analytics, stores, digital, wholesale and vertical. Ms. Spangenberg earned her B.A. in International Relations from the University of California, Davis.

ROBIN SPRING-GREEN
Age: 49
Position: President of HOKA

Ms. Spring-Green was appointed as our President of HOKA in February 2024. She joined Deckers following 17 years at NIKE, Inc., where she held roles of increasing responsibility culminating with her position as Global Vice President of Men’s Running and Fitness. Ms. Spring-Green is a passionate runner and industry leader with over 20 years of experience across the global consumer products landscape and strong expertise leading and operating complex businesses to maximize their potential and deliver growth. Ms. Spring-Green earned a B.A. in Economics from the University of California, Davis.

COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis section addresses the compensation philosophy, objective, policies and arrangements that apply to our Named Executive Officers (NEOs). The purpose of this section is to provide our stockholders with a thorough understanding of our executive compensation program for fiscal year 2025. This narrative discussion is intended to be read together with the Summary Compensation Table and the related tables, footnotes and disclosures set forth below. References throughout this section to the “Committee” refer to the Talent & Compensation Committee.

This discussion is divided into the following parts:

EXECUTIVE SUMMARY
COMPENSATION OBJECTIVE AND PHILOSOPHY
COMPENSATION CONSULTANT AND PEER GROUP
ELEMENTS OF FISCAL YEAR 2025 EXECUTIVE COMPENSATION PROGRAM
OTHER COMPENSATION CONSIDERATIONS

This section contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements relate to our current plans and expectations regarding our executive compensation programs, policies and arrangements. Actual compensation programs, policies and arrangements that we adopt in the future may differ materially from those discussed in this section. Please refer to the section of this Proxy Statement titled “Cautionary Note Regarding Forward-Looking Statements” for additional information.

EXECUTIVE SUMMARY
Named Executive Officers
The following table sets forth our NEOs for fiscal year 2025, the current positions they hold and the dates they were appointed to those positions:

NAMED EXECUTIVE OFFICER	POSITION(S)	DATE APPOINTED

Stefano Caroti	• Chief Executive Officer and President •Principal Executive Officer	August 2024
	• Director	September 2024
Steven J. Fasching	• Chief Financial Officer • Principal Financial and Accounting Officer	July 2018
Anne Spangenberg	• President of Fashion Lifestyle	July 2022
Thomas Garcia	• Chief Administrative and Legal Officer	February 2021
Robin Spring-Green	• President of HOKA	February 2024
Dave Powers	• Former Chief Executive Officer and President	Appointed June 2016 (Retired August 2024)
Leadership Transition
In fiscal years 2025 and 2026, we successfully executed our planned leadership transition, which we believe positions us for continued operational and financial excellence that will allow us to continue to create stockholder value.
•Mr. Caroti was promoted to Chief Executive Officer and President, effective August 1, 2024 and was elected to our Board at our 2024 Annual Meeting.
•Mr. Powers transitioned from Chief Executive Officer and President to non-executive director on August 1, 2024. After serving as a member of our Board for over 9 years, Mr. Powers will not be standing for reelection at our 2025 Annual Meeting.
Fiscal Year 2025 Financial and Operational Highlights:
We delivered strong financial and operational results in fiscal year 2025, which are highlighted by the following:

•Total revenue growth of 16.3%, representing an increase of $698 million as compared to the prior year.
•HOKA brand revenue increased $426 million, or 23.6%, over the prior year.
•UGG brand revenue increased $292 million, or 13.1%, over the prior year.
•Gross margin expanded 230 basis points versus last year to 57.9%.
•Operating margin expanded 200 basis points versus last year to 23.6%.
•Diluted earnings per share increased 30.2%, or $1.47, over the prior year to $6.33.
Our exceptionally strong performance over the past three fiscal years is illustrated by the financial and operational metrics in the graphs below. For each fiscal year, the information presented is for the 12-month period ended March 31.

(1)    For reference, this financial metric is referred to as 'total net sales' in our Annual Report.

The performance-based compensation that was earned during fiscal year 2025 was primarily the result of our exceptional performance relative to these metrics to directly tie a significant portion of executive compensation to our performance. For example, our annual cash incentive awards used consolidated operating income and revenue (and business unit operating income and revenue for certain executives with business unit oversight responsibilities), and our long-term incentive plan awards used consolidated pre-tax income and revenue as the underlying performance metrics. In addition, our total stockholder return during the applicable performance period was outstanding, both on an absolute basis and relative to our peers, reflecting significant value delivered to our stockholders.

We believe the direct correlation between our achievement of pre-determined financial metrics, and the actual compensation paid to our executives, highlights our pay-for-performance philosophy.
Our Business and Strategic Objectives
Our dedicated team has been able to successfully execute on our business strategy and achieve exceptional results over the past several fiscal years. We intend to continue investing strategically in key identified areas of growth within our brand portfolio, including the following:
•The HOKA brand, generating increased awareness and gaining global market share with performance footwear that resonates beyond performance applications, including through expanded global marketing campaigns and premier event sponsorships.
•The UGG brand, delivering elevated consumer experiences around the world to maintain and build demand for year-round versatile products that increasingly resonate with consumers.
•Technology and analytical tools that will further enhance our capabilities, particularly in support of our DTC business to connect with consumers through digital avenues.
•Infrastructure, talent, and marketing to support our key brand growth initiatives across international regions.
We intend to closely monitor planned investments in our business as we remain mindful of the challenging macroeconomic environment characterized by dynamic global trade policy, increased tariffs, inflationary pressures, high interest rates, recessionary concerns and geopolitical uncertainty. We also intend to continue to focus on the achievement of ESG initiatives by employing socially conscious operations, minimizing our environmental impact and maintaining open and interactive dialogue on ESG matters with our stakeholders. We remain committed to delivering long-term stockholder value through the continued execution of our strategies.
Fiscal Year 2025 Executive Compensation Highlights
The compensation program for fiscal year 2025 was generally similar to prior years in terms of its primary objective, overarching philosophy, core compensation elements, and key governance features.

The primary elements of our fiscal year 2025 executive compensation program were:
•Base salaries;
•Annual cash incentive awards (2025 Annual Cash Incentive Awards);
•Time-based restricted stock units (2025 Time-Based RSUs); and
•Long-term incentive plan performance-based stock units (2025 LTIP PSUs).

The following table sets forth the key components of our executive compensation program for fiscal year 2025, and the underlying philosophy and considerations that provide the basis for our compensation decisions:

COMPENSATION HIGHLIGHTS	PHILOSOPHY AND CONSIDERATIONS

Successful leadership succession with no special compensation awards	• As part of a multi-year succession process, Mr. Powers retired as Chief Executive Officer and President in August 2024. Mr. Caroti succeeded Mr. Powers in both roles, and in September 2024, was elected to our Board. The succession was executed without paying special onboarding or severance awards, or providing for any accelerated vesting of equity awards, underscoring our disciplined pay-for-performance philosophy.
Strong pay-for-performance alignment
• A significant portion of the overall compensation opportunity for our NEOs was structured as performance-based compensation tied directly to the achievement of Company financial and operational performance objectives established by the Committee.

• Our compensation opportunity is designed to align the interests of our NEOs with those of our stockholders and encourage the achievement of strategic objectives that the Committee believes are critical to our long-term success.

Performance metrics closely aligned with strategic objectives
• In light of our strategic focus on increasing revenue, enhancing profitability and creating long-term stockholder value, consistent with prior years, the Committee selected:

(i) consolidated operating income and revenue for all NEOs (and business unit operating income and revenue targets for certain executives with business unit oversight responsibilities) as the performance metrics to determine the level of achievement with respect to the 2025 Annual Cash Incentive Awards, and

(ii) “pre-tax income” and consolidated revenue for each of fiscal years 2025, 2026 and 2027 (three-year performance period) as the performance metrics to determine the level of achievement with respect to the 2025 LTIP PSUs.

Balanced mix of performance metrics and measurement periods with focus on long-term performance-based vesting
• By establishing a combination of performance metrics over one- and three-year periods, our compensation program encourages healthy and sustained growth across our business, and mitigates an undue focus on any single metric or timeframe.

• For fiscal year 2025, approximately 60% of the value of the equity awards granted vest based on the achievement of Company performance conditions and the remainder vest over a long-term service period to encourage executive retention.

Reference to a "median" pay philosophy
• In establishing fiscal year 2025 total compensation opportunities for our NEOs, the Committee considered pay practices within our peer group selected with the assistance of our independent compensation consultant. The Committee generally assesses target total compensation opportunity with reference to the peer-group median to ensure our compensation program remains competitive in the marketplace while mitigating compensation-related risks.

Use of long-term performance-based vesting for LTIP awards
• The 2025 LTIP PSU vesting is based on the achievement of pre-determined profitability and revenue metrics assessed each year over the three-year performance period.

• The vesting of each LTIP award is also subject to positive or negative adjustment based upon the application of a TSR modifier, thereby correlating the vesting of the award to both total and relative stockholder returns.

2025 Annual Cash Incentive Award payout results based on strong financial and operational results
• As a result of our strong financial and operational results, the 2025 Annual Cash Incentive Awards, which covered the one-year performance period ended March 31, 2025, were paid out at 147%, 200%, and 200% of target for HOKA, Fashion Lifestyle, and corporate components, respectively.

• The Committee incorporated an ESG modifier into the 2025 Annual Cash Incentive Awards, which are subject to positive or negative adjustment based upon the achievement of our ESG initiatives.

2023 LTIP PSU vesting results based on exceptional performance
• The 2023 LTIP PSUs, which covered the three-year performance period ended March 31, 2025, were paid out at 200% of target. This outcome reflected awards being earned at the maximum level based on exceptional financial and operational performance, taking into account our outstanding total stockholder return on an absolute and relative basis.

Continued focus on executive retention
• While we seek to develop our executive compensation program so it closely aligns with our pay-for-performance philosophy and rewards achievement of performance goals, this objective must complement other critical objectives, including the retention of key executives.

Consideration of peer group data and advice of our independent compensation consultant
• We consider peer group compensation data in making executive compensation decisions, including with respect to both the target level of compensation and the overall structure of our executive compensation program.

• Our independent compensation consultant provides us with information on competitive pay practices and trends in our industry and makes recommendations regarding the design and structure of our compensation program, as well as the formulation of our peer group.

Stockholder Engagement on Compensation Matters

The Committee believes transparent communication with our stockholders is critical to our long-term success. We solicit feedback from our stockholders on various topics, including the design and effectiveness of our executive compensation program.

We believe our proactive engagement with stockholders, combined with our strong pay-for-performance alignment and compensation governance practices, has contributed to consistent, overwhelming stockholder support for our executive compensation program. Specifically, 92.3% and 95.7% of the votes cast supported our executive compensation program at our 2024 and 2023 annual meetings of stockholders, respectively. Our fiscal year 2025 program reflects feedback received through our ongoing dialogue with stockholders.

COMPENSATION OBJECTIVE AND PHILOSOPHY
Compensation Program Objective
Pursuant to its charter, the Committee has overall responsibility for developing the compensation objective and philosophy applicable to our executive leadership team, and approving our executive compensation program and policies.
The primary objective of our executive compensation program, as established by the Committee, is to provide a compensation opportunity that will attract, retain and motivate talented executives with the skills needed to manage a complex and growing business in a competitive industry, while creating long-term value for our stockholders. In furtherance of this objective, the Committee seeks to design our executive compensation program in a manner that reflects direct alignment between the compensation opportunity provided to our executives and the achievement of our strategic objectives. In addition, in order to attract and retain the talent necessary to achieve our strategic objectives, the Committee endeavors to develop a compensation program that is competitive in the marketplace.
Compensation Program Philosophy
When establishing our executive compensation program each year, the Committee is generally guided by the following four principles that it believes align closely with our compensation objective:

PAY-FOR-PERFORMANCE	ALIGN INTERESTS WITH STOCKHOLDERS
•Offer a significant portion of the compensation opportunity based on the achievement of pre-determined financial and operational performance objectives.

•Ensure performance-based compensation earned by our executives is directly tied to the achievement of financial and operational objectives deemed by the Committee to be important for our long-term success.

•Align the interests of our executives with those of our stockholders by tying a significant portion of the compensation opportunity to performance that creates long-term stockholder value.

•Ensure that a significant portion of the compensation opportunity is directly tied to total and relative stockholder return.

REWARD ACHIEVEMENT	ATTRACT AND RETAIN EXECUTIVES
•Offer meaningful and appropriate incentives for achieving both short-term and long-term financial and operational goals that have been established by the Committee to reach our strategic objectives.

•Ensure that the financial and operational goals are appropriate for each executive given their respective titles, scope of responsibilities, and ability to impact results.

•Attract key executives with the background and experience necessary to lead us and provide the best opportunity to achieve our strategic objectives.

•Retain our key executives by offering compensation that is attractive and competitive in the marketplace, taking into consideration the competition for key executives and peer group pay practices.

Pay-for-Performance Alignment

For fiscal year 2025, fixed pay for our Chief Executive Officer (comprised of base salary) represented only 13% of his total target compensation opportunity for the year, while performance-based pay represented 87% of his total target compensation. The performance-based pay opportunities reflect a combination of the target value of the 2025 Annual Cash Incentive Awards, the target value of the 2025 LTIP PSUs, and the value of the 2025 Time-Based RSUs, which the Committee believes is appropriate to designate as such because receipt of the full value of the RSUs is at risk since vesting is conditioned upon continued employment over an extended period of time, and the final value is subject to fluctuation based on the value of our stock.

The graphic below illustrates the amount of performance-based pay opportunity (calculated based on target value) versus fixed pay for our Chief Executive Officer for fiscal year 2025, as well as the breakdown of our various components of the compensation program on a percentage basis.

Fiscal Year 2025
CEO Target Total Compensation
13.33%
20.00%
26.67%
40.00%
Base Salary
2025 Time-Based RSUs (Long-Term Vesting)
2025 LTIP PSUs (Long-Term Performance Criteria)
2025 Annual Cash Incentive Awards
87% Performance Based / At-Risk

While the graphic addresses the relative mix of compensation for our Chief Executive Officer, the compensation opportunities for our other NEOs reflect a similarly strong weighting of performance-based compensation to fixed compensation, further confirming pay-for-performance alignment across our executive leadership team.

Governance Practices that Support Our Compensation Philosophy

We maintain the following governance components in our executive compensation program that we believe support our compensation objectives and philosophy, while also reducing compensation-related risk:

GOVERNANCE PRACTICE		WHAT WE DO

Independent Directors	☑	All of the members of our Board, other than our President and Chief Executive Officer, are independent directors under applicable NYSE rules.
Independent Talent & Compensation Committee	☑	The Committee consists entirely of independent directors who meet the independence standards set forth in applicable SEC and NYSE rules.
Independent Compensation Consultant	☑	The Committee has retained, and routinely consults with, an independent compensation consultant who assists the Committee in gathering competitive pay data, selecting our peer group, and structuring our executive compensation program. The decision to engage the consultant was made solely by the Committee and the consultant reports directly to the Committee.
Compensation Risk Assessment	☑	The Committee performs an annual review of the risks related to our compensation practices.
Frequency of "Say-on-Pay" Vote	☑
We provide our stockholders the opportunity to approve, on a non-binding advisory basis, the compensation of our NEOs on an annual basis as this affords our stockholders the ability to provide routine feedback, which we actively consider in formulating our compensation program.

Clawback and Forfeiture Policy	☑
We maintain a Clawback and Forfeiture Policy that applies to our cash and equity incentive awards, contributing to a Company culture that emphasizes integrity and accountability in financial reporting.

Stock Ownership Guidelines	☑	We maintain stock ownership guidelines for our executive officers and directors. Each of our officers and directors is in compliance with the guidelines.
No Insider Trading, Hedging and Pledging	☑
We maintain an Insider Trading Policy that specifically prohibits directors, executive officers and employees from insider trading, hedging or pledging Company securities, or adopting similar practices. The Insider Trading Policy also places certain additional restrictions on and requirements for trading by insiders.

Equity Grant Practices	☑
We have adopted a Share-Based Grant Policy, which establishes guidelines for our equity award grant practices. The guidelines provide that we will seek to issue all grants during open trading windows, and regardless we will only make grants at a time when we are not in possession of material nonpublic information.

"Double Trigger" Vesting Provisions	☑	Our equity awards include "double-trigger" vesting provisions under which the awards will only vest in the event of a change in control followed by a qualifying termination of employment.
No Tax Gross Ups	☑	Our change in control and severance agreements do not provide for excise tax gross up payments.
No Repricing of Awards	☑	Our equity incentive plan explicitly prohibits the repricing of equity awards. No repricing of awards will occur without the approval of our stockholders.
No Dividends on Unvested Equity Awards	☑	Our equity incentive plan does not provide for the payment of dividends or dividend equivalents on unvested equity awards.
No Excessive Benefits or Perquisites	☑	We limit executive benefits and perquisites to those with a clear business rationale and we regularly review for market alignment.

COMPENSATION CONSULTANT AND PEER GROUP
Compensation Consultant
The Committee receives assessments and advice regarding our compensation practices and philosophy from its independent compensation consultant, Frederic W. Cook & Co., Inc. (FW Cook). FW Cook provides information on competitive pay practices and trends in our industry, and makes recommendations regarding the formulation of our peer group, as well as the design and structure of our compensation program. The Committee meets regularly with FW Cook throughout the year, carefully reviews and assesses the materials provided by FW Cook, and engages in thorough deliberations with FW Cook and management regarding our executive compensation program.
While we are not obligated to retain an independent compensation consultant, the Committee believes the use of an independent consultant provides additional assurance that our executive compensation program is attractive and competitive in the marketplace, consistent with peer group practices and broader market conditions, aligned with our strategic objectives, and reflective of our executive compensation philosophy.
In accordance with applicable SEC rules, the Committee took various factors into consideration when selecting FW Cook, which it believes are relevant to its independence as a compensation consultant, including those required by regulation.
Furthermore, FW Cook does not provide any services to us or our management, other than those provided to the Committee. Following the consideration of these factors, and such additional factors as the Committee deemed appropriate under the circumstances, the Committee made an affirmative determination that FW Cook is independent and unanimously approved the engagement of FW Cook.
The decision to engage FW Cook was made by the Committee, and FW Cook reports directly to the Committee. While members of our management regularly communicate with representatives of FW Cook, our management did not recommend the engagement of FW Cook in any capacity for fiscal year 2025 (or any prior year) and does not direct or oversee the retention or termination of, or scope of the services provided by, FW Cook with respect to our executive compensation program.
Peer Group
In making compensation decisions for fiscal year 2025, the Committee compared the aggregate compensation opportunity, as well as each element of compensation, against a peer group of publicly traded footwear, apparel, accessories and lifestyle brand companies that was recommended by FW Cook and approved by the Committee. Our peer group is generally comprised of companies against which we compete for executive talent and stockholder investment, are in related businesses or industries, and are otherwise similar to us based on a number of characteristics identified by the Committee. Our peer group is reviewed at least annually by the Committee with support from FW Cook.
In particular, when selecting our peer group, the Committee considers the characteristics set forth in the chart below.
For fiscal year 2025, the Committee approved the same peer group used in fiscal year 2024 based on consideration of the various characteristics discussed above. While no single company in our Peer Group is necessarily similar to us with respect to all of the identified characteristics, taken together the Committee believed that these companies provided strong comparative analogs to our overall size and business model at the time the Peer Group was reviewed and approved.

Our peer group for fiscal year 2025, which we refer to as our Peer Group, consisted of the following 20 companies:

FISCAL YEAR 2025 PEER GROUP

• Capri Holdings Limited	• Hanesbrands Inc.	• RH	• Under Armour, Inc.
• Carter's, Inc.	• Levi Strauss & Co.	• Skechers U.S.A., Inc.	• Urban Outfitters, Inc.
• Columbia Sportswear Company	• Lululemon Athletica Inc.	• Steve Madden, Ltd.	• V.F. Corporation
• Crocs, Inc.	• PVH Corp.	• Tapestry, Inc.	• Williams-Sonoma, Inc.
• Foot Locker, Inc.	• Ralph Lauren Corporation	• Ulta Beauty, Inc.	• Wolverine World Wide, Inc.

For fiscal year 2026, the Committee approved an updated peer group based on consideration of the various factors and characteristics discussed above. In particular, changes were made to the peer group to reflect the relatively greater size and complexity of our organization compared to the prior year taking into account metrics such as revenue and market capitalization. Our peer group for fiscal year 2026 consists of the following 20 companies:

FISCAL YEAR 2026 PEER GROUP

• Abercrombie & Fitch Management Co. (1)	• Estee Lauder Companies, Inc. (1)	• Ralph Lauren Corporation	• Ulta Beauty, Inc.
• Capri Holdings Limited	• Foot Locker, Inc.	• RH	• Under Armour, Inc.
• Columbia Sportswear Company	• Levi Strauss & Co.	• Skechers U.S.A., Inc.	• Urban Outfitters, Inc.
• Crocs, Inc.	• Lululemon Athletica Inc.	• Steve Madden, Ltd.	• V.F. Corporation
• Dick's Sporting Goods, Inc. (1)	• PVH Corp.	• Tapestry, Inc.	• Williams-Sonoma, Inc.

(1)    For reference, the fiscal year 2026 peer group was updated to include these companies. The companies Carter's Inc., Hanesbrands Inc. and Wolverine World Wide, Inc. were removed due to changes in industry relevance.

Use of Peer Group in Setting Executive Compensation

As part of its effort to ensure our executive compensation program is attractive and competitive in the marketplace, the Committee regularly reviews compensation data from our Peer Group provided by FW Cook. Peer Group compensation data is generally used as an initial starting point in making compensation decisions for our executives, including with respect to both the target level of compensation for each individual executive and the overall structure of our executive compensation program. In addition, in order to gain perspective on overall market trends and practices, the Committee regularly reviews data from broad-based compensation surveys.

Consistent with prior years, in setting the target compensation opportunity for each executive for fiscal year 2025, as well as reviewing individual elements of compensation, the Committee focused on assessing the median pay of our Peer Group.

Although an assessment of Peer Group compensation data is a significant factor in the Committee’s evaluation of compensation decisions, the Committee also considers a variety of additional factors, including the tenure, experience, level of responsibility and individual performance of each executive, recent and projected Company performance, retention considerations, general industry practices and economic conditions. Accordingly, the Committee retains discretion to set both the total compensation opportunity and individual elements of compensation as it deems appropriate.

ELEMENTS OF FISCAL YEAR 2025 EXECUTIVE COMPENSATION PROGRAM
The following table provides summary information regarding the key elements of our fiscal year 2025 executive compensation program:

COMPENSATION ELEMENT	FIXED V. PERFORMANCE-BASED / AT RISK	CASH V. EQUITY

Base Salary	Fixed	Cash
2025 Annual Cash Incentive Awards	Performance-Based / At Risk (Short-Term Company Performance Conditions) (ESG Modifier)	Cash
2025 Time-Based RSUs	Performance-Based / At Risk (Long-Term Time-Based Vesting)	Equity (40% of total equity compensation)
2025 LTIP PSUs	Performance-Based / At Risk (Long-Term Performance-Based Vesting) (TSR Modifier)	Equity (60% of total equity compensation)
Employee Benefits	Fixed	Other

Base Salary

The following tables provide information regarding the base salaries paid to our NEOs:

COMPENSATION ELEMENT BASE SALARY

Compensation	Considerations	Performance Conditions
• Fixed . • Cash
• Provides a minimum level of fixed cash compensation necessary to attract and retain executives and to compensate them for the execution of their day-to-day duties and responsibilities.

• Balance the level of fixed pay with performance-based pay to properly manage our compensation-related risk.
• Salary reviewed and set annually based on a number of factors. • No specific service or vesting conditions associated with payment.

NAME	FY 2024 BASE SALARY	FY 2025 BASE SALARY

Stefano Caroti (1)	$800,000	$1,200,000
Steve J. Fasching	$810,000	$850,000
Anne Spangenberg	$750,000	$785,000
Thomas Garcia	$650,000	$680,000
Robin Spring-Green (2)	-	$612,000

(1)     Mr. Caroti received a significant increase in fiscal year 2025 base salary in connection with his appointment as Chief Executive Officer and President, effective August 1, 2024.

(2)     Ms. Spring-Green qualified as an NEO for the first time with respect to fiscal year 2025.

2025 Annual Cash Incentive Awards

The following table provides summary information regarding the 2025 Annual Cash Incentive Awards granted to our NEOs during fiscal year 2025:

COMPENSATION ELEMENT 2025 ANNUAL CASH INCENTIVE AWARDS

Compensation	Description	Performance Conditions/ Vesting Provisions	Pay-for-Performance
• Performance-Based (Short-Term Company Performance Conditions) • Cash
• Short-term Company performance conditions based on Committee-approved annual metrics derived from our annual strategic plan.

• Pay based on achievement of threshold, target and maximum Company financial performance levels to reward achievement and strike appropriate balance between compensation incentives and risks.

• The "target" performance condition level is typically in line with the level of Company performance projected for each metric based on the annual budget.

• The "target" performance levels typically reflect an increase to actual performance for the prior fiscal year.

• All NEOs have operating income and revenue-based performance metrics to reflect a continued focus on profitability and top line growth, and to ensure our compensation program encourages healthy and sustained growth across our business.

• The Committee incorporated an ESG modifier for fiscal year 2025.

• Target bonus set as percentage of base salary.

• Actual bonus payout is based on achievement of fiscal year 2025 consolidated operating income and consolidated revenue targets for all NEOs (and business unit operating income and revenue targets for certain executives with business unit oversight responsibilities).

• The Committee assigned relative weighting to each component, which is expressed as a percentage of the target cash incentive amount.

• For threshold performance, 50% of the cash incentive related to that component would be earned. For target performance, 100% would be earned. For maximum performance, 200% would be earned.

• Achievement below threshold levels results in no payout. To the extent Company financial performance is achieved above the threshold levels, the bonus payout that will be earned from the threshold to the target, and from the target to the maximum, will increase as determined by linear interpolation.

• The ESG modifier was designed to impact payouts within the range of +10% to -10%, and highlights our efforts to drive accountability for achievement of our ESG initiatives.

•Total payout opportunity is capped at 200%, regardless of the impact of the ESG modifier.

• The achievement of operating income targets for fiscal year 2025 for our HOKA, Fashion Lifestyle, and consolidated operating income components was 103%, 200%, and 200%, respectively.

• The achievement of revenue targets for fiscal year 2025 for our HOKA, Fashion Lifestyle, and consolidated revenue components was 118%, 181%, and 150%, respectively.

• The Committee determined that the ESG modifier was achieved at the +8% level.

• As a result of this performance, 2025 Annual Cash Incentive Award payments of 147%, 200%, and 200% of base salary were earned by the NEOs for our HOKA, Fashion Lifestyle and consolidated components, respectively (inclusive of the impact of the ESG modifier).

• Additional information regarding the determination of the target cash incentive amount and the calculation of the actual 2025 Annual Cash Incentive Awards for each NEO is provided below.

Target Cash Incentive Amount

The Committee establishes a target amount of annual cash incentive compensation for each NEO, which is expressed as a percentage of base salary. The percentage is determined by the Committee by reference to a number of factors, including tenure, experience and level of responsibility, Peer Group benchmarking data, recent individual performance, our recent and projected financial performance, retention considerations and general industry practices. Further, the target cash incentive amount is prorated to reflect any base salary adjustments throughout the full fiscal year so that the target amount reflects actual base salary earned.
Performance Relative to Targets
The following table summarizes the performance conditions for the 2025 Annual Cash Incentive Awards (components), the relative weighting of each component for each NEO; the threshold, target and maximum performance levels established by the Committee for each component; and the actual payout percentage for each component:

COMPONENT	RELATIVE WEIGHT FOR EACH NEO	THRESHOLD PERFORMANCE	TARGET PERFORMANCE	MAXIMUM PERFORMANCE	PAYOUT(1)

Consolidated Operating Income	• 70% for Messrs. Caroti, Fasching and Garcia • 30% for Ms. Spangenberg and Spring-Green	$845.9 million	$939.8 million	$1,127.8 million	200%
Consolidated Revenue	• 30% for Messrs. Caroti, Fasching and Garcia	$4,369.6 million	$4,749.5 million	$5,224.5 million	150%
Business Unit Operating Income	• 40% for Ms. Spangenberg (Fashion Lifestyle)	$769.4 million	$854.9 million	$1,025.9 million	200%
	• 40% for Ms. Spring-Green (HOKA)	$790.1 million	$877.8 million	$1,053.4 million	103%
Business Unit Revenue	• 30% for Ms. Spangenberg (Fashion Lifestyle)	$2,208.8 million	$2,400.9 million	$2,641 million	181%
	• 30% for Ms. Spring-Green (HOKA)	$2,001.1 million	$2,175.1 million	$2,501.3 million	118%

(1)    Payout percentages reflect the level of payout achieved for each component of the 2025 Annual Cash Incentive Award. Payout amounts based on achievement between threshold and target levels, or between target and maximum levels, are determined by linear interpolation. Achievement below threshold levels results in no payout. Payouts calculated based on our reportable operating segments at the time such targets were approved by the Committee.

ESG Modifier

In fiscal year 2025, the Committee incorporated an ESG modifier for the 2025 Annual Cash Incentive Awards, which was designed to result in an increase or decrease in the amount of the awards based on the level of achievement. The ESG modifier was aligned with three key pillars: culture and employee engagement (40% weight); belonging and inclusion (40% weight); and the environment (20% weight). The Committee determined that the ESG modifier was achieved at the +8% level, which was applied to the final payout of the 2025 Annual Cash Incentive Awards.

Calculation of Total Payout

The amount of cash incentive compensation actually earned by each NEO with respect to the 2025 Annual Cash Incentive Awards (total payout) is calculated by multiplying each NEO's relative weight for each component by the percentage of target earned for each component (using linear interpolation), resulting in an overall weighted achievement percentage, and multiplying the target cash incentive amount by the weighted achievement percentage, resulting in the payout amount for each component. The payout for each component is added and the sum is then adjusted based on the ESG modifier percentage. The total payout is capped at 200% for each NEO regardless of the level of achievement with respect to each component or the impact of the ESG modifier. For fiscal year 2025, each NEO earned a bonus payout equal to 200% of target based on the combined results.

The calculation of total payout for each NEO is illustrated by the table below:

NAME	TARGET % OF SALARY	COMPONENT	RELATIVE WEIGHT OF COMPONENT	% OF TARGET EARNED FOR COMPONENT	OVERALL WEIGHTED ACHIEVEMENT (BEFORE ESG MODIFIER)	TARGET CASH INCENTIVE AMOUNT	PAYOUT FOR EACH COMPONENT	% OF ESG MODIFIER EARNED	TOTAL PAYOUT

Stefano Caroti	100%	Consolidated Operating Income	70%	200%	185%	$1,119,616	$2,052,055	8%	$2,927,198
		Consolidated Revenue	30%	150%		$479,836	$658,314
Steven J. Fasching	100%	Consolidated Operating Income	70%	200%	185%	$588,282	$1,176,564	8%	$1,678,335
		Consolidated Revenue	30%	150%		$252,121	$377,450
Anne Spangenberg	100%	Consolidated Operating Income	30%	200%	194%	$232,882	$465,764	8%	$1,552,548
		Fashion Lifestyle Operating Income	40%	200%		$310,510	$621,019
		Fashion Lifestyle Revenue	30%	181%		$232,882	$422,472
Thomas Garcia	75%	Consolidated Operating Income	70%	200%	185%	$353,073	$706,147	8%	$1,007,298
		Consolidated Revenue	30%	150%		$151,317	$226,537
Robin Spring-Green	75%	Consolidated Operating Income	30%	200%	137%	$137,027	$274,054	8%	$673,597
		HOKA Operating Income	40%	103%		182,702	188,257
		HOKA Revenue	30%	118%		$137,027	$161,390

2025 Time-Based Restricted Stock Units

The following table provides summary information regarding the 2025 Time-Based RSUs granted to our NEOs during fiscal year 2025:

COMPENSATION ELEMENT 2025 TIME-BASED RSUs

Compensation	Description	Performance Conditions/ Vesting Provisions	Pay-for-Performance
• Performance-Based (Long-Term Time-Based Vesting) . • Approximately 40% of total equity compensation to encourage executive retention
• Balance performance-based vesting compensation with time-based vesting compensation to properly manage our compensation-related risk.

• Primarily used for retention of our executives based on long-term service-based vesting condition.

• Equity awards with time-based vesting are customary based on a review of pay practices among our Peer Group and within the marketplace generally.
• 2025 Time-Based awards vest in three equal installments over three years commencing August 15, 2025.
• Our NEOs are at risk of not receiving the full value of these awards because vesting is conditioned upon continued employment over an extended period of time and their value is subject to fluctuation based on the value of our stock.

• The Committee expects a majority of equity awards to continue to have performance-based vesting conditions.

2025 Long-Term Incentive Plan Performance-Based Stock Units
The following table provides summary information regarding the 2025 LTIP PSUs granted to our NEOs during fiscal year 2025:

COMPENSATION ELEMENT 2025 LTIP PSUs

Compensation	Description	Performance Conditions/ Vesting Provisions	Pay-for-Performance
• Performance-Based (Long-Term Performance-Based Vesting)

• Approximately 60% of total equity compensation to ensure a majority of our compensation opportunity is based on achievement of performance-based vesting conditions

• Company performance conditions based on Committee-approved metrics derived from our three-year long-range strategic plan approved at the beginning of the performance measurement period.

• Pre-tax income and consolidated revenue were selected as the performance conditions because they support our focus on profitability and revenue growth as key strategic initiatives and align executives’ interests with the execution of our long-range plan.

• Reliance on multiple performance-based vesting conditions strikes appropriate balance between compensation incentives and risks.

• 50% of each award will vest subject to the achievement of annual pre-tax income targets measured in fiscal years 2025, 2026 and 2027.

• 50% of each award will vest subject to the achievement of an annual consolidated revenue target measured in fiscal years 2025, 2026 and 2027.

• While we measure performance annually over the three-year period, the goals for each fiscal year are established at the beginning of the performance measurement period. We believe this approach creates appropriate alignment with stockholders while also helping to address challenges with goal-setting inherent within a high-growth organization.

• No vesting of any portion of the award will occur if we fail to achieve the pre-established minimum revenue and pre-tax income thresholds. To the extent our financial performance is achieved above the threshold amounts, the number of LTIP PSUs that will vest from the threshold to the target, and from the target to the maximum, will increase as determined by linear interpolation.

• The TSR modifier was designed to impact payouts within the range of +25% to -25% based on our TSR relative to the TSR of a predetermined set of peer group companies.

• The executive must provide continued service through the vesting date.

• Vesting of these awards is dependent on achievement of profitability and consolidated revenue targets that are established by the Committee at the beginning of the measurement period and are consistent with achievement of our strategic objectives.

• Vesting is subject to adjustment based upon the application of a TSR modifier, thereby correlating the vesting of the awards to both total and relative stockholder returns.

Total Stockholder Return (TSR) Modifier

The 2025 LTIP PSU awards earned are subject to upward or downward adjustment based on the application of a TSR modifier. The amount of the adjustment will be determined based upon a comparison of Company TSR relative to the TSR of a pre-determined set of peer group companies for the 36-month performance period commencing on April 1, 2024 and ending on March 31, 2027. For purposes of this modifier, the peers consist of the same companies included in the compensation Peer Group, plus two additional companies, Nike, Inc. and Adidas AG, as deemed appropriate by the Committee.

Company TSR relative to that of the TSR peer group (Peer Group TSR) is calculated and expressed as a percentile. The number of 2025 LTIP PSUs that are subject to vesting will be adjusted based on this percentile as set forth in the table:

Company TSR Relative to Peer Group TSR (Percentile)	TSR Modifier (Multiplier)
≥75th	125%
55th	100% (no modification)
≤25th	75%

The number of LTIP PSUs that will vest from the 25th percentile to the 55th percentile, and from the 55th percentile to the 75th percentile, will increase as determined by linear interpolation. The TSR modifier may not exceed 125% regardless of the Company's absolute or relative TSR performance.

Notwithstanding the foregoing, in the event that Company TSR is greater than or equal to the 55th percentile relative to the Peer Group TSR, but Company TSR is a negative amount, the TSR modifier will not be applied (the number of RSUs to be vested will not be increased as a result of the TSR multiplier). In addition, regardless of Company TSR relative to the Peer Group TSR, the maximum number of 2025 LTIP PSUs that will vest will not exceed 200% of the target amount. The Committee believes these guardrails are appropriate for balancing the desire to use the TSR modifier to align the interests of executives with those of our stockholders while also mitigating compensation-related risk.

Employee Benefits

The following table provides summary information regarding the employee benefits provided to our NEOs during fiscal year 2025:

COMPENSATION ELEMENT EMPLOYEE BENEFITS

Compensation	Considerations	Benefits
• Standard employee benefits
• Generally reflect benefits provided to all of our US-based full-time employees.

• NEOs generally do not receive benefits that are materially greater than those provided to other full-time employees.

• Provides a package of benefits that are considered standard in the marketplace and necessary to attract and retain executives.

• 401(k) defined contribution plan with a Company match of 50% of each eligible participant's tax-deferred contributions on up to 6% of eligible compensation on a per payroll period basis.

• Premiums for long-term disability insurance and life insurance for the benefit of the employees.

• Health and welfare benefit plans.

• Relocation expenses for new hires.

• Standard employee product discounts.

• Eligibility to contribute to our Nonqualified Deferred Compensation Plan, or NQDC Plan. Please refer to the section of this Proxy Statement titled "—Nonqualified Deferred Compensation" for additional information about the terms of the NQDC Plan.

Severance and Change-in-Control Provisions
The following table provides summary information regarding the severance and change in control provisions in our severance agreements and equity award agreements:

COMPENSATION ELEMENT SEVERANCE AND CHANGE IN CONTROL PROVISIONS

Compensation	Considerations	Terms
• Standard severance benefits in the event of a termination of employment upon the occurrence of certain events.
• "Double-trigger" provisions in equity award agreements preserve morale and productivity, encourage executive retention in the face of the potentially disruptive impact of a change in control transaction, and reflect a sound governance practice.

• Value of potential payments takes into account the expected time it takes a separated executive to find a similar position.

• Typical component of a competitive executive compensation program for executives based on a review of pay practices among our Peer Group and within the marketplace generally.

Change in Control and Severance Agreements:

• Provide for certain cash payments, vesting of certain equity awards and benefit reimbursement, in the event there is a termination of employment upon the occurrence of certain events, including upon a change in control transaction.

Equity Award Agreements:

• Provide for accelerated vesting of awards upon a corporate transaction if the executive is terminated by the acquiring or successor entity in connection with the transaction under specified circumstances. In addition, vesting of awards will be accelerated in full if the acquiring entity does not agree to provide for the assumption or substitution of the awards. LTIP PSUs only subject to accelerated vesting at target level.

• Certain awards provide for continued or pro rata vesting in connection with a termination of employment upon death or disability, or retirement, subject to certain conditions.

Please refer to the section of this Proxy Statement titled "—Potential Payments upon Termination or Change in Control" for additional information about the severance and change in control provisions applicable to our NEOs.

OTHER COMPENSATION CONSIDERATIONS

Role of Executive Officers in Compensation Decisions

At the request of the Committee, our Chief Executive Officer and President, or other senior management personnel, may provide performance and compensation information to the Committee to inform its compensation decisions. However, our executives are not permitted to be present during any deliberations and voting regarding their own compensation, or during any executive sessions of the Committee when compensation decisions are taking place. The Committee considers the information provided by our management, as well as information and advice provided by FW Cook, when making compensation decisions for our NEOs and other executives. However, the Committee, which is comprised solely of independent directors, thoroughly evaluates and approves all elements of compensation for our NEOs and other executives.

Compensation Risk Assessment

The Committee is responsible for reviewing the payments that may be made and the value that may be received from our compensation program for all employees, including our NEOs, to assess whether the program encourages excessive or unnecessary risk-taking or otherwise is likely to have a material adverse effect on us. The Committee conducts a compensation risk analysis at least annually, but also takes into account compensation-related risks each time it grants compensation awards throughout the fiscal year. In conducting these assessments, the Committee considers a number of factors including the following:
•Our compensation program consists of elements that provide both fixed and performance-based compensation, and the Committee reviews these elements and the relative mix annually.
•Our Peer Group and industry compensation data is reviewed regularly to ensure our compensation program is appropriate and competitive.
•We use comparative Peer Group Data in order to assess our executives’ target total compensation opportunities.
•A majority of the equity awards granted by the Committee have performance-based vesting conditions and we expect to continue to incorporate this equity grant philosophy.
•Performance-based awards are earned based on the achievement of pre-established corporate and business unit performance goals, and for fiscal year 2025, were subject to upward or downward modification based on the application of an ESG modifier and TSR modifier, as applicable.
•We seek to limit overlap between our performance conditions and measurement periods to ensure our compensation program encourages healthy and sustained growth across our business, as well as over multiple time periods.
•Our performance-based awards are subject to maximum award amounts to cap the potential compensation amount associated with an award, even after taking into account potential adjustments based on the application of the ESG modifier and TSR modifier.
•Our executive compensation program encourages executive retention through long-term vesting provisions. For fiscal year 2025, all of the equity awards we granted were subject to three-year vesting.
•We maintain a Clawback and Forfeiture Policy related to our cash and equity incentive awards, which emphasizes integrity and accountability in financial reporting.
•We have voluntarily adopted Stock Ownership Guidelines, which encourage executives to have a significant, long-term equity position in our Company, thereby aligning the interests of our executives with our stockholders. Each of our officers and directors is in compliance with these guidelines.
•Our governance policies, including our Insider Trading Policy, prohibit our directors, executive officers, employees, and consultants from insider trading, engaging in short-term or speculative trading in our securities, entering into hedging transactions or derivative instruments, or pledging our securities as collateral for a loan.
•We have voluntarily adopted a Share-Based Grant Policy, which establishes guidelines for our equity award grant practices. The guidelines provide that we will seek to issue all grants during open trading windows, and regardless we will only make grants at a time when we are not in possession of material nonpublic information.
•Our severance and change in control benefits are designed to attract and retain executives without providing excessive benefits such as excise tax gross up payments.
•Our equity awards are intended to provide for “double-trigger” vesting upon a change in control.

The Committee believes our executive compensation program is appropriately balanced and does not encourage excessive or unnecessary risk-taking. The Committee does not believe our compensation program is reasonably likely to have a material adverse effect on us.

Clawback and Forfeiture Policy

During fiscal year 2024, our Board adopted an updated Clawback and Forfeiture Policy (Clawback Policy) that is compliant with SEC and NYSE rules. The Clawback Policy is consistent with our executive compensation philosophy, which seeks to reward executive officers for financial and operational performance that creates value for our stockholders. Under the Clawback Policy, we will seek recoupment or reimbursement with respect to incentive-based compensation received by our executive officers when the following three factors exist:
•the restatement of our financial statements has occurred, which was required as a result of, or necessitated by, any material noncompliance by us with any financial reporting requirement under the federal securities laws (accounting restatement);
•incentive-based compensation was received by the executive officer during the three completed fiscal years immediately preceding the earlier of the date (1) the Board concludes, or reasonably should have concluded, that we are required to prepare an accounting restatement, or (2) a court, regulator or other legally authorized body directs us to prepare an accounting restatement (recovery period), after beginning service as an executive officer, provided such executive officer served as an executive officer at any time during the performance period from which such incentive-based compensation was derived; and
•a lower amount of incentive-based compensation would have been received by the executive officer based upon the financial results as restated in the accounting restatement.
Under the Clawback Policy, the accounting restatement does not need to be the result of misconduct by the executive officers for the recoupment to apply.

The recoupment or recovery to be sought by us will be equal to the portion of any incentive-based compensation received by such executive officer for or during the recovery period that is greater than the amount that would have been received had the financial results been properly reported.

In addition, under the Clawback Policy, the Committee may seek to recoup or recover from an employee certain incentive-based compensation previously paid or awarded if the Audit & Risk Management Committee determines the employee has engaged in significant misconduct that causes financial or reputational harm to us (regardless of whether an accounting restatement has occurred), as determined in the discretion of the Audit & Risk Management Committee.

Stock Ownership Guidelines

To further align the interests of our executive officers and directors with those of our stockholders, we have voluntarily adopted Stock Ownership Guidelines. The Committee periodically reviews these guidelines to ensure they continue to reflect governance best practices, as well as any recent changes to our executive compensation program.

NEOs are required to hold a number of shares of our common stock determined as a multiple of the NEO's base salary as of the beginning of each calendar year, subject to such exceptions as may be granted by the Committee. Unless and until an NEO reaches the required ownership level, the NEO must retain at least 75% of the equity awards, after payment of any applicable exercise price and tax withholdings, that are acquired through our equity compensation program.

Directors are required to hold a number of shares of our common stock determined as a multiple of the base annual board cash retainer (not taking into account fees for committee or Chair roles) within five years of joining our Board, subject to such exceptions as may be granted by the Committee. In addition, each director must hold shares of our common stock within one year of joining our Board.

The following table provides a summary of the Stock Ownership Guidelines applicable to our NEOs and directors:

POSITION	STOCK OWNERSHIP GUIDELINES
Chief Executive Officer	6x Annual Base Salary
Other NEOs	3x Annual Base Salary
Directors	5x Annual Board Cash Retainer
The Committee periodically reviews compliance with the Stock Ownership Guidelines applicable to our NEOs and directors and, as of the end of fiscal year 2025, determined that each NEO and director complied with the minimum ownership thresholds.

No Insider Trading

Our Insider Trading Policy, which was most recently amended in September 2023, governs purchases, sales, and other dispositions of our securities by our directors, executive officers, employees and consultants. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and NYSE listing standards. Our Insider Trading Policy prohibits purchases, sales, and other dispositions of our securities while in possession of material nonpublic information about us and from disclosing such information to others, and it prohibits trading on material nonpublic information of other companies obtained during the course of providing service to us. It also imposes additional restrictions on and trading requirements for trading in our securities by our insiders. A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report.

In addition, with regard to repurchases of our shares, it is our policy to comply with applicable federal securities laws and the NYSE listing standards.

No Hedging and Pledging

Pursuant to our Insider Trading Policy, our directors, executive officers, employees and consultants are prohibited from engaging in short-term or speculative trading in our securities, including entering into hedging transactions or derivative instruments designed to offset or reduce the risk of a decline in the market value of our securities. This includes the use of put or call options, prepaid variable forward contracts, equity swaps, collars, exchange funds, and short sales.

Our policy also prohibits pledging our securities as collateral for a loan, including holding such securities in margin accounts.

These restrictions are designed to avoid even the appearance of impropriety and reduce the risk of inadvertent insider trading violations.

Equity Grant Practices

We maintain disciplined equity grant practices designed to maintain transparency and align with stockholder interests. We have voluntarily adopted a Share-Based Grant Policy, which establishes guidelines for our equity award grant practices. The guidelines provide that we will only make grants at a time when we are not in possession of material nonpublic information, such as pending earnings results or information regarding significant transactions. In addition, we generally do not make equity grants during (i) trading blackout periods under our Insider Trading Policy, or (ii) the period beginning four business days before and ending one business day after the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information.

Equity awards are typically granted on pre-established dates each year, subject to limited exceptions approved by the Committee. Our executive officers and directors are not permitted to select individual grant dates for awards issued to them.

During fiscal year 2025, no equity awards were granted to our NEOs during any period surrounding the disclosure of material nonpublic information as described above, and we did not time the release of such information to impact the value of equity compensation.

Tax and Accounting Considerations

Among the factors it considers when making executive compensation decisions, the Committee considers the anticipated tax and accounting impact to us (and to our executive officers) of various payments, equity awards, and other benefits.

The Committee also considers the impact of Section 409A of the Code. In general, our executive plans and programs are designed to comply with the requirements of that section so as to avoid possible adverse tax consequences that may result from noncompliance.

We account for equity awards in accordance with the requirements of Financial Accounting Standards Board Accounting Standards Codification (FASB ASC) Topic 718, Stock Compensation.

Our change-in-control and severance agreements do not provide for excise tax gross up payments or similar benefits.

TALENT & COMPENSATION COMMITTEE REPORT
The Talent & Compensation Committee has reviewed and discussed the "Compensation Discussion and Analysis" section of this Proxy Statement with management and, based on such review and discussion, the Talent & Compensation Committee has recommended to our Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

TALENT & COMPENSATION COMMITTEE
Victor Luis (Chair)
David A. Burwick
Bonita C. Stewart
The Talent & Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, or the Acts, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under the Acts.

SUMMARY COMPENSATION TABLE
The following table sets forth all compensation paid or awarded to our NEOs during fiscal years 2025, 2024, and 2023. The amounts set forth in the table have been calculated in accordance with the requirements of applicable SEC rules, and do not necessarily reflect the amounts that have actually been paid to, or which may be realized by, our NEOs. The table should be read together with the section of this Proxy Statement titled “Compensation Discussion and Analysis.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Non-Equity Incentive Plan Comp. ($)(3)	All Other Comp. ($)(4)	Total ($)

Stefano Caroti (5)	2025	1,061,539	—	5,999,093	2,927,198	63,599	10,051,429
Chief Executive Officer	2024	786,154	400,000	1,999,912	1,478,169	60,319	4,724,554
and President	2023	729,231	400,000	2,999,273	589,081	57,438	4,775,023
Steven J. Fasching	2025	839,596	—	2,099,287	1,678,335	21,645	4,638,863
Chief Financial Officer	2024	799,615	—	4,999,117	1,502,520	18,753	7,320,005
	2023	756,923	—	1,699,907	651,493	18,003	3,126,326
Anne Spangenberg	2025	775,577	—	1,798,541	1,552,548	92,163	4,218,829
President of Fashion Lifestyle	2024	756,164	—	1,499,181	1,388,115	44,844	3,688,304
	2023	471,472	—	1,199,466	206,877	9,611	1,887,426
Thomas Garcia	2025	671,923	—	1,499,773	1,007,298	62,552	3,241,546
Chief Administrative and Legal Officer	2024	627,764	—	999,639	937,705	49,179	2,614,287
	2023	546,182	—	999,612	464,442	46,595	2,056,831
Robin Spring-Green(6)	2025	608,769	—	1,248,822	673,597	15,795	2,546,984
President of HOKA
Dave Powers(7)	2025	470,000	—	83,579(8)	—	60,934	614,513
Former Chief Executive Officer	2024	1,276,923	—	8,499,746	4,462,978	18,765	14,258,412
and President	2023	1,173,077	—	7,999,562	2,200,822	18,015	11,391,476

(1)The amounts in this column represent the aggregate grant date fair value of the respective awards computed in accordance with FASB ASC Topic 718. For information about the assumptions underlying these computations, please refer to Note 8 to our consolidated financial statements included in our Annual Report. In accordance with applicable SEC rules, for those awards that are subject to the satisfaction of performance conditions, the amounts reported reflect the grant date fair value of the awards based upon the probable outcome of such conditions as of the grant date. For fiscal year 2025, the maximum value of the awards assuming the maximum level of achievement relative to the performance conditions is as follows: $9.6 million for Mr. Caroti, $3.4 million for Mr. Fasching, $2.9 million for Ms. Spangenberg, $2.4 million for Mr. Garcia and $2.0 million for Ms. Spring-Green.

(2)These amounts reflect the aggregate grant date fair value of 2025 Time-Based RSUs and 2025 LTIP PSUs granted to our NEOs. Please refer to the sections of this Proxy Statement titled “—2025 Time-Based Restricted Stock Units” and "—2025 Long-Term Incentive Plan Performance-Based Stock Units" for additional information.

(3)These amounts reflect the cash incentive payments paid to our NEOs under our 2025 Annual Cash Incentive Awards. Please refer to the section of this Proxy Statement titled "—2025 Annual Cash Incentive Awards” for additional information.

(4)These amounts reflect the following: (i) Company-matching contributions under the NQDC Plan in the amount of $39,500 for Messrs. Caroti and Garcia and Ms. Spangenberg, (ii) Company-matching contributions under our 401(k) plan for each NEO, (iii) relocation payments in the amount of $29,551 for Ms. Spangenberg, (iv) prorated annual cash retainer earned by Mr. Powers for service as a director following his retirement as Chief Executive Officer and President in the amount of $45,000, (v) long-term care and disability premiums for each NEO, (vi) executive physical costs for Mr. Garcia, (vii) HSA employer contributions for Messrs. Powers and Garcia and Ms. Spangenberg, (viii) life insurance premiums paid on policies adopted for the benefit of each of our NEOs. Please refer to the section of this Proxy Statement titled "Nonqualified Deferred Compensation" for additional information on the NQDC plan.
.
(5)Mr. Caroti was appointed Chief Executive Officer and President effective August 1, 2024, and previously served as Chief Commercial Officer.

(6)Ms. Spring-Green's employment with the Company began in February 2024. Ms. Spring-Green qualified as an NEO for the first time with respect to fiscal year 2025.

(7)Mr. Powers retired as Chief Executive Officer and President effective August 1, 2024. The amounts reported for fiscal year 2025 reflect cumulative amounts paid for service as an officer and director. We did not pay any special severance awards, or provide for any accelerated vesting of equity awards, in connection with Mr. Powers' retirement.

(8)This amount reflects the grant date fair value of prorated annual RSUs granted to Mr. Powers for service as a director following his retirement as Chief Executive Officer and President. Please refer to the section of this Proxy Statement titled "Director Compensation" for additional information.

GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2025
The following table sets forth all grants of plan-based awards made to our NEOs during fiscal year 2025. The value of the payouts and awards set forth in the table have been calculated in accordance with the requirements of applicable SEC rules, and do not necessarily reflect the amounts that have actually been paid to, or which may be realized by, our NEOs. The table should be read together with the section of this Proxy Statement titled “—Compensation Discussion and Analysis.”

		Potential Payouts as of Grant Date Under Non-Equity Incentive Plan Awards(1)			Potential Payouts as of Grant Date Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares (#)(3)	Grant Date Fair Value of Awards ($)(4)

Name	Grant Date	Threshold ($)	Target ($)	Max. ($)	Threshold (#)	Target (#)(2)	Max. (#)

Stefano Caroti		900,000	1,800,000	3,600,000	—	—	—	—	—
	8/15/24	—	—	—	10,476	20,952	41,904	—	3,599,973
	8/15/24	—	—	—	—	—	—	15,192	2,399,121
Steven J. Fasching		425,000	850,000	1,700,000	—	—	—	—	—
	8/15/24	—	—	—	3,666	7,332	14,664	—	1,259,784
	8/15/24	—	—	—	—	—	—	5,316	839,503
Anne Spangenberg		392,500	785,000	1,570,000	—	—	—	—	—
	8/15/24	—	—	—	3,141	6,282	12,564	—	1,079,373
	8/15/24	—	—	—	—	—	—	4,554	719,168
Thomas Garcia		255,000	510,000	1,020,000	—	—	—	—	—
	8/15/24	—	—	—	2,619	5,238	10,476		899,993
	8/15/24	—	—	—	—	—	—	3,798	599,780
Robin Spring-Green		229,500	459,000	918,000	—	—	—	—	—
	8/15/24	—	—	—	2,181	4,362	8,724	—	749,479
	8/15/24	—	—	—	—	—	—	3,162	499,343
Dave Powers(5)		—	—	—	—	—	—	—	—
	11/18/24	—	—	—	—	—	—	245	43,230
	3/3/25	—	—	—	—	—	—	294	40,349

(1)The amounts in these columns reflect the potential payouts under the 2025 Annual Cash Incentive Awards as of the grant date. The actual cash incentive award payments were made in June 2025. Please refer to the section of this Proxy Statement titled "—2025 Annual Cash Incentive Awards" for additional information.

(2)The awards in these columns reflect the grant of 2025 LTIP PSUs. These awards were granted in August 2024 and may vest based upon our achievement of annual performance targets for each of fiscal years 2025, 2026, and 2027, and continued service through March 31, 2027. We consider the performance conditions for the 2025 LTIP PSUs to be probable of being achieved at 100% of the target amount, although the awards can vest up to a maximum of 200% of the target amount. The grant date fair value of the awards assuming achievement at 100% of the target amount relative to the performance conditions is set forth in the last column. The grant date fair value of the awards assuming the maximum level of achievement relative to the performance conditions is as follows: $7.2 million for Mr. Caroti; $2.5 million for Mr. Fasching; $2.2 million for Ms. Spangenberg; $1.8 million for Mr. Garcia; and $1.5 million for Ms. Spring-Green. Please refer to the section of this Proxy Statement titled "—2025 Long-Term Incentive Plan Performance-Based Stock Units" for additional information.

(3)The awards in this column reflect the grant of 2025 Time-Based RSUs. These awards vest over three years in equal annual installments on August 15, 2025, 2026 and 2027. Please refer to the section of this Proxy Statement titled "—2025 Time-Based Restricted Stock Units" for additional information.

(4)The amounts in this column represent the aggregate grant date fair value of the respective awards computed in accordance with FASB ASC Topic 718. For information about the assumptions underlying these computations, please refer to Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K filed May 23, 2025 with the SEC. In accordance with applicable SEC rules, for those awards that are subject to the satisfaction of performance conditions, the amounts reported reflect the value of the grant date based upon the probable outcome of such conditions.

(5)Mr. Powers retired as Chief Executive Officer and President effective August 1, 2024. These amounts reflect prorated annual RSUs granted to Mr. Powers for service as a director following his retirement. The grant date fair value of these awards has been reported in the "Summary Compensation Table" and the "Director Compensation Table" and does not reflect an amount earned in addition to those amounts.

OUTSTANDING EQUITY AWARDS AT 2025 FISCAL YEAR END
The following table provides information with respect to RSUs previously granted to our NEOs that remained outstanding as of March 31, 2025. No stock options previously granted to our NEOs remain outstanding. The market values of the RSUs set forth in the table have been calculated in accordance with the requirements of applicable SEC rules, and do not necessarily reflect the amounts that have actually been paid to, or which may be realized by, our NEOs.

	Stock Options			Stock Awards
Name	Number of securities underlying unexercised options exercisable (#)	Option exercise price ($)	Option expiration date	Number of shares that have not vested (#)		Market value of shares that have not vested ($)(1)	Number of unearned shares that have not vested (#)(2)	Market value of unearned shares that have not vested ($)(3)

Stefano Caroti	—	—	—	28,056	(4)	3,136,941	32,310	3,612,581
Steven J. Fasching	—	—	—	20,922	(5)	2,339,289	29,532	3,301,973
Anne Spangenberg	—	—	—	11,880	(6)	1,328,303	14,796	1,654,341
Thomas Garcia	—	—	—	9,054	(7)	1,012,328	10,914	1,220,294
Robin Spring-Green	—	—	—	4,740	(8)	529,979	7,290	815,095
Dave Powers	—	—	—	31,164	(9)	3,484,447	—	—
(1)In accordance with applicable SEC rules, the market value of the shares has been determined based on the closing price of our common stock on March 31, 2025, which was $111.81.
(2)The stock awards reflected in this column include 2024 LTIP PSUs and 2025 LTIP PSUs, which remain outstanding and subject to long-term performance and service conditions. The number of shares reflected assumes achievement of the performance conditions at the target level of 100% for each of the awards. However, the maximum level of achievement of the performance conditions for each of these awards is 200%, meaning that up to 200% of the number of shares reflected in this column could be earned. The 2024 LTIP PSUs will vest on March 31, 2026, and the 2025 LTIP PSUs will vest on March 31, 2027, in each case subject to our achievement relative to the performance conditions.
(3)In accordance with applicable SEC rules, the market value of the shares has been determined based on the closing price of our common stock on March 31, 2025, which was $111.81.
(4)This amount consists of (i) 7,092 2023 Time-Based RSUs granted in August 2022, which vest as to 100% of the shares on August 15, 2025, (ii) 5,772 2024 Time-Based RSUs granted in August 2023, which vest as to 50% of the shares on August 15, 2025 and 2026, and (iii) 15,192 2025 Time-Based RSUs granted in August 2024, which vest as to 33.3% of the shares on August 15, 2025, 2026 and 2027.
(5)This amount consists of (i) 4,020 2023 Time-Based RSUs granted in August 2022, which vest as to 100% of the shares on August 15, 2025, (ii) 5,772 2024 Time-Based RSUs granted in August 2023, which vest as to 50% of the shares on August 15, 2025, and 2026, (iii) 5,814 2024 Time-Based RSUs granted in February 2024, which vest as to 50% of the shares on February 6, 2026, and 2027, and (iv) 5,316 2025 Time-Based RSUs granted in August 2024, which vest as to 33.3% of the shares on August 15, 2025, 2026 and 2027.
(6)This amount consists of (i) 3,000 2023 Time-Based RSUs granted in September 2022, which vest as to 100% of the shares on September 15, 2025, (ii) 4,326 2024 Time-Based RSUs granted in August 2023, which vest as to 50% of the shares on August 15, 2025, and 2026, and (iii) 4,554 2025 Time-Based RSUs granted in August 2024, which vest as to 33.3% of the shares on August 15, 2025, 2026 and 2027.
(7)This amount consists of (i) 2,370 2023 Time-Based RSUs granted in August 2022, which vest as to 100% of the shares on August 15, 2025, (ii) 2,886 2024 Time-Based RSUs granted in August 2023, which vest as to 50% of the shares on August 15, 2025, and 2026, and (iii) 3,798 2025 Time-Based RSUs granted in August 2024, which vest as to 33.3% of the shares on August 15, 2025, 2026, and 2027.
(8)This amount consists of (i) 1,578 2024 Time-Based RSUs granted in March 2024, which vest as to 50% of the shares on March 15, 2026, and 2027, and (ii) 3,162 2025 Time-Based RSUs granted in August 2024, which vest as to 33.3% of the shares on August 15, 2025, 2026, and 2027.
(9)This amount consists of (i) 18,906 2023 Time-Based RSUs granted in August 2022, which vest as to 100% of the shares on August 15, 2025, and (ii) 12,258 2024 Time-Based RSUs granted in August 2023, which vest as to 100% of the shares on August 15, 2025.

FISCAL YEAR 2025 OPTION EXERCISES AND STOCK VESTED
The following table provides information with respect to our NEOs regarding options exercised and RSUs vested during fiscal year 2025. The values realized upon the exercise of options or vesting of RSUs set forth in the table have been calculated in accordance with the requirements of applicable SEC rules, and do not necessarily reflect the amount that will actually be received by our NEOs upon the sale of the shares.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)(2)	Number of Shares Acquired on Vesting (#)(3)(4)	Value Realized on Vesting ($)(5)

Stefano Caroti	—	—	71,622	8,746,461
Steven J. Fasching	—	—	46,158	5,877,693
Anne Spangenberg	—	—	28,596	3,409,146
Thomas Garcia	—	—	23,766	2,898,801
Robin Spring-Green	—	—	786	93,282
Dave Powers	35,958	4,523,654	195,864	24,092,914
(1)Options exercised were initially issued pursuant to the 2018 LTIP NQSOs.
(2)Pursuant to applicable SEC rules, the amounts in this column reflect the value realized upon the exercise of the option awards, which is based on the closing price of our common stock on the applicable exercise dates, less the exercise price of the relevant option awards.
(3)These amounts consist of shares acquired upon vesting of 2023 LTIP PSUs, and 2022 Time-Based RSUs, 2023 Time-Based RSUs and 2024 Time-Based RSUs.
(4)The total number of shares actually received by the NEOs, net of shares withheld for taxes, were as follows: 36,615 for Mr. Caroti, 23,819 for Mr. Fasching, 16,183 for Ms. Spangenberg, 13,054 for Mr. Garcia, 508 for Ms. Spring-Green, and 96,734 for Mr. Powers.
(5)Pursuant to applicable SEC rules, the amounts in this column reflect the value realized upon the vesting of the stock awards, which is based on the closing price of our common stock on the applicable vesting dates.

NONQUALIFIED DEFERRED COMPENSATION
Nonqualified Deferred Compensation Plan

The Committee has adopted the Nonqualified Deferred Compensation Plan (NQDC Plan), which is an unfunded, nonqualified deferred compensation program sponsored by us to provide certain members of our management the opportunity to defer a portion of their compensation. Participants may defer up to 50% of their annual base salary and up to 85% of any cash incentive award under the NQDC Plan. We have the option, but not the obligation, to make discretionary or matching cash contributions to NQDC Plan participants. We have established a rabbi trust as a reserve for the benefits payable under the NQDC Plan. The NQDC Plan year is from January 1st to December 31st.

During fiscal year 2025, certain of our NEOs elected to make contributions to the NQDC Plan, and the Committee elected to match a portion of the contributions.

The following table provides information regarding activity pursuant to the NQDC Plan during fiscal year 2025, including executive contributions and matching contributions made during the fiscal year, as well as the balance held by each NEO as of the end of the fiscal year.

Name	Executive contributions during fiscal year 2025 ($)(1)	Registrant contributions during fiscal year 2025 ($)(2)	Aggregate gains (losses) during fiscal year 2025 ($)	Aggregate withdrawals/distributions during fiscal year 2025 ($)	Aggregate balance at end of fiscal year 2025 ($)

Stefano Caroti	724,989	39,650	158,779	—	4,084,202
Steven J. Fasching	22,898	—	(497)	—	22,401
Anne Spangenberg	1,179,898	39,650	71,893	—	1,673,088
Thomas Garcia	496,177	39,650	129,332	—	3,050,728
Robin Spring-Green	—	—	—	—	—
Dave Powers	2,231,489	—	139,947	(737,619)	2,450,654
Total	4,655,451	118,950	499,454	(737,619)	11,281,073
(1)The amounts reported in this column reflect contributions made by our NEOs under the NQDC Plan during fiscal year 2025. These amounts are included in the "Summary Compensation Table" and do not reflect amounts earned in addition to those amounts.
(2)The amounts reported in this column reflect discretionary matching contributions made by us to our NEOs under the NQDC Plan during fiscal year 2025. These amounts are included in the "Summary Compensation Table" and do not reflect amounts earned in addition to those amounts.
Deferred Stock Unit Compensation Plan

The Committee has also adopted a Deferred Stock Unit Compensation Plan (Deferral Plan). Under the Deferral Plan, a director or employee who holds unvested RSUs may elect to defer settlement of up to 100% of the shares underlying the RSUs upon vesting. For each share of our common stock underlying RSUs that is deferred, the participant will receive one Deferred Stock Unit. Amounts deferred will be settled and distributed, at the time elected by the participant, subject to the terms of the Deferral Plan. None of our NEOs elected to participate in the Deferral Plan during fiscal year 2025.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Change in Control and Severance Agreements

We have entered into change in control and severance agreements (as amended from time to time, the Severance Agreements) with each of our NEOs. The information below describes the compensation and benefits that will become payable to or earned by our NEOs under the Severance Agreements upon the occurrence of certain termination events. For purposes of the Severance Agreements, we refer to each NEO as an “executive.”

Termination by Us for Cause, or by the Executive Without Good Reason

If the executive is terminated by us for Cause, or the executive terminates his or her employment without Good Reason (in each case, as defined in the Severance Agreement), the executive will receive:

•payment of his or her accrued base salary;
•accrued vacation;
•reimbursement for certain expenses;
•accrued and vested benefits payable under our compensation plans or programs and any other benefits required to be paid or provided by applicable law;
•accrued but unpaid cash incentive award for the prior fiscal year (excluding any cash incentive award for the year of termination); and
•the right to exercise all vested equity awards pursuant to the terms of the applicable award agreement (without any accelerated vesting of such awards or extension of any relevant exercise period).

Termination Due to Death or Total Disability

If the executive is terminated due to his or her death or Total Disability (as defined in the Severance Agreement), then in addition to those benefits provided upon a termination by us for Cause or by executive other than for Good Reason, the executive will receive:

•a pro-rated portion of his or her cash incentive award for the current fiscal year based on actual length of service during the year of termination and the target amount of such cash incentive award as previously established by the Committee; and
•continued vesting of certain outstanding equity awards as described under the section of this Proxy Statement titled “—Equity Award Agreements” below.

Termination by Us Without Cause

If the executive is terminated by us without Cause, then in addition to those benefits provided upon a termination due to death or Total Disability, the executive will receive:

•payment of his or her then-effective annual base salary for, in the case of the Chief Executive Officer, 24 months, or, in the case of any other executive, 12 months following his or her termination, commencing within 60 days of the termination date, subject to such executive signing a release; and
•receipt of health benefits for, in the case of the Chief Executive Officer, up to 24 months, or, in the case of any other executive, up to 12 months following his or her termination, or his or her attainment of alternative employment that provides health benefits, whichever occurs earlier.

Termination Without Cause or by Executive for Good Reason in Connection With a Change in Control

If the executive is terminated by us without Cause or by the executive for Good Reason within two years of a Change in Control (as defined in the Severance Agreement), then in addition to those benefits provided upon a termination due to death or Total Disability, the executive will receive:

•payment of, in the case of the Chief Executive Officer, two and one-half times, or, in the case of any other executive, two times the sum of (x) his or her then-effective annual base salary and (y) the greater of (1) one and one-half times the target cash incentive award immediately prior to the time such termination occurs, and (2) one and one-half times the average actual cash incentive award for the previous three years, subject to such executive signing a release;
•receipt of health benefits for, in the case of the Chief Executive Officer, up to 30 months, or, in the case of any other executive, up to 24 months following his or her termination, or his or her attainment of alternative employment that provides health benefits, whichever occurs earlier; and

•accelerated vesting of certain outstanding equity awards as described under the section of this Proxy Statement titled “—Equity Award Agreements” below.

No NEOs will be entitled to gross ups for excise tax penalties on “excess golden parachute payments” as a result of termination following a Change in Control.

Equity Award Agreements

We enter into award agreements with our NEOs each time awards are issued to them pursuant to our equity incentive plans (Equity Award Agreements). The Equity Award Agreements include the award agreements governing our Time-Based RSUs (RSU Award Agreements) and the awards agreements governing our LTIP PSUs (PSU Award Agreements). The information below summarizes the vesting provisions applicable to our equity awards upon the occurrence of certain employment termination events. Except as described below, when an executive’s employment is terminated, all awards that have not vested as of the termination date will automatically expire pursuant to the Equity Award Agreements.

Termination in Connection with a Corporate Transaction

Pursuant to the Equity Award Agreements if, in connection with a Corporate Transaction (as defined in the Equity Award Agreements), an acquiring or successor entity provides for the continuance or assumption of the award (Assumed Awards), or the substitution of the award for a comparable value covering new incentives (Substitute Awards), then vesting of the unvested portion of the award shall not accelerate.

However, pursuant to the “double-trigger” vesting provisions of the Equity Award Agreements, if the acquiring or successor entity in the Corporate Transaction provides for Assumed Awards or Substitute Awards, and the executive is terminated by the acquiring or successor entity company without Cause or pursuant to a Constructive Termination (in each case, as defined in the applicable Equity Award Agreements) within 24 months following such Corporate Transaction, then the vesting of such award will be accelerated in full upon termination. For purposes of the PSU Award Agreements, the award will be accelerated with respect to the target number of shares subject to the agreement regardless of the level of achievement relative to the performance conditions. In addition, if executive continues to provide service to the acquiring or successor entity through the end of the performance period (regardless of whether a termination of employment has occurred), the target number of shares subject to the agreement shall vest regardless of the level of achievement relative to the performance conditions.

Notwithstanding the foregoing, the vesting of each equity award will be accelerated in full if the acquiring or successor entity in the Corporate Transaction does not agree to provide for Assumed Awards or Substitute Awards. For purposes of the PSU Award Agreements, the award will be accelerated as to the target number of shares subject to the agreement regardless of the level of achievement relative to the applicable performance conditions.

Termination Due to Death or Disability

Pursuant to the Equity Award Agreements, if there is termination of employment due to death or Disability (as defined in the 2015 SIP and the 2024 SIP), then a pro-rata portion of the awards that remain unvested shall become vested effective upon the date of termination. The pro-rata portion of the awards is calculated based on the number of months of continuous service provided by the executive prior to the termination date relative to the number of months in the applicable vesting period, in the case of the RSU Award Agreements, or the applicable performance period, in the case of the PSU Award Agreements. For purposes of the PSU Award Agreements, the awards do not provide for acceleration, but a pro-rata portion of the awards will vest on the scheduled vesting date if the applicable performance metrics are satisfied for such performance based equity awards by the end of the applicable performance period stated in the agreement.

Termination Upon Retirement

Pursuant to the RSU Award Agreements, if, following the initial vesting date under the agreement, an executive both attains the age of 62 and completes 10 years of continuous service to us (Retirement), then all unvested awards shall remain outstanding and continue to vest on the vesting dates set forth in the agreement, subject to meeting certain conditions. Pursuant to the PSU Award Agreements, in connection with a Retirement, a pro-rata portion of the awards that remain unvested shall become vested effective upon the date of termination. The pro-rata portion of the awards is calculated based on the number of months of continuous service provided by the executive prior to the termination date relative to the number of months in the applicable performance period.

Severance and Change in Control Payments

The following table provides information about the compensation and benefits that would have been paid or provided to our NEOs in the event a termination of employment had occurred on March 31, 2025 upon the occurrence of the various termination events described in the table. The value of the compensation and benefits have been determined by reference to the terms of the applicable Severance Agreements and Equity Award Agreements.

The amounts reflected in the table are in addition to amounts that would have been paid for accrued but unpaid base salary, accrued vacation, accrued and vested benefits under our compensation plans or programs, accrued but unpaid cash incentive awards, and reimbursement of expenses. Except as described above, no payments or benefits would be provided to our NEOs in the event of a termination of employment for Cause.

For purposes of the table, the value of the equity awards has been determined based on the closing price of our common stock on March 31, 2025 based on the assumption the termination of employment had occurred on that date. In the event of an actual termination of employment, including in connection with a change in control transaction, the value of our common stock may be significantly different than this assumed value, in which case the value realized by our NEOs upon the vesting of the equity awards may be significantly higher or lower.

		Upon Termination
Name	Type of Compensation or Benefit	Due to Death or Disability ($)		By Us Without Cause ($)	In Connection with a Change in Control ($)

Stefano Caroti	Cash payments	—		2,400,000	5,700,000
	Value of health benefits	—		39,831	49,789
	Value of equity awards	1,713,935	(1)	—	6,749,522	(2)
	Total	1,713,935		2,439,831	12,499,311

Steven J. Fasching	Cash payments	—		850,000	3,616,174
	Value of health benefits	—		28,101	56,202
	Value of equity awards	1,317,783	(1)	—	5,641,262	(2)
	Total	1,317,783		878,101	9,313,638

Anne Spangenberg	Cash payments	—		785,000	3,143,770
	Value of health benefits	—		7,871	15,743
	Value of equity awards	780,052	(1)	—	2,982,644	(2)
	Total	780,052		792,871	6,142,157

Thomas Garcia	Cash payments	—		680,000	2,564,722
	Value of health benefits	—		24,522	49,044
	Value of equity awards	592,360	(1)	—	2,232,622	(2)
	Total	592,360		704,522	4,846,388

Robin Spring-Green	Cash payments	—		612,000	1,912,500
	Value of health benefits	—		9,243	18,485
	Value of equity awards	199,273	(1)	—	1,345,074	(2)
	Total	199,273		621,243	3,276,059

(1)This amount reflects the value of a pro-rata portion of the Time-Based RSUs that remained outstanding as of March 31, 2025, based on the closing price of our common stock on that date. The pro-rata portion of the awards was calculated based on the number of months of continuous service provided by the NEO through the assumed termination date relative to the number of months in the applicable vesting period or performance period.
(2)This amount reflects the value of all of the LTIP PSUs and Time-Based RSUs that remained outstanding as of March 31, 2025, based on the closing price of our common stock on that date . With respect to the LTIP PSUs, the reported value reflects the target number of shares subject to each award.

DIRECTOR COMPENSATION
The Committee is responsible for approving the compensation program applicable to our directors who are not our employees (Nonemployee Directors). The primary objective of the Nonemployee Director compensation program is to provide a compensation opportunity that is competitive in the marketplace, and will attract and retain directors with the skills and experience necessary to assist us in achieving our strategic objectives.
For fiscal year 2025, Nonemployee Directors received an annual cash retainer of $90,000 for service on the Board, plus an annual cash retainer of $10,000 for each Board committee assignment. Nonemployee Directors holding the following positions received additional annual cash retainers: $200,000 for Chair of our Board; $40,000 for Chair of our Audit & Risk Management Committee; $35,000 for Chair of our Talent & Compensation Committee; and $27,500 for Chair of our Corporate Responsibility, Sustainability & Governance Committee. All or any portion of the cash retainers paid to any of our Nonemployee Directors may, at the election of the director, be paid through the issuance of our common stock.
Each of our Nonemployee Directors is also entitled to receive common stock with a total value of approximately $170,000 for annual service on our Board. The shares are issued in equal quarterly installments with the number of shares determined using the rolling average of the closing price of our common stock during the last 10 trading days leading up to, and including, the grant date. Each of these shares is fully vested on the date of issuance. Where our Nonemployee Directors elect to be paid their annual cash retainer fees in shares of our common stock, the number of shares to be issued is calculated using the same valuation methodology.

Nonemployee Directors are reimbursed for reasonable Board-related expenses. Nonemployee Directors also receive product discounts on terms similar to those offered to our employees and, from time to time, may receive products without charge in order to help expand their knowledge of our products.

Director Compensation Table

The following table sets forth all compensation paid or awarded to our Nonemployee Directors during fiscal year 2025. The amounts set forth in the table have been calculated in accordance with applicable SEC rules, and do not necessarily reflect the amounts that have actually been paid to, or which may be realized by, our Nonemployee Directors.

Name	Fees Earned ($)	Stock Awards ($)(1)	Total ($)

Cynthia (Cindy) L. Davis	145,000	169,670	314,670
David A. Burwick (2)	26,403	244,355	270,758
Nelson C. Chan	110,000	169,670	279,670
Michael F. Devine, III (3)	290,000	169,670	459,670
Juan R. Figuereo	140,000	169,670	309,670
Maha S. Ibrahim (2)	1,499	267,960	269,459
Victor Luis (2)	26,403	244,355	270,758
Dave Powers (4)	45,000	83,579	128,579
Lauri M. Shanahan	110,000	169,670	279,670
Bonita C. Stewart	137,500	169,670	307,170
(1)The amounts in this column represent the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718. For information about the assumptions underlying these computations, please refer to Note 8 to our consolidated financial statements included in our Annual Report.
(2)This director has elected to receive some or all of his or her annual cash retainer through the issuance of our common stock.
(3)Mr. Devine retired from the Board effective May 22, 2025.

(4)Mr. Powers retired as Chief Executive Officer and President effective August 1, 2024. The amounts included in this table reflect compensation earned by Mr. Powers for service as a director following his retirement. The amounts are included in the "Summary Compensation Table" and do not reflect amounts earned in addition to those amounts.

Director Stock Ownership Guidelines
Our Board has adopted Stock Ownership Guidelines applicable to our Nonemployee Directors.

The Committee periodically reviews our directors' compliance with the Stock Ownership Guidelines. As of the end of fiscal year 2025, the Committee determined that each director is in compliance with the guidelines.

Please refer to the section of this Proxy Statement titled “Stock Ownership Guidelines” for additional information.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information regarding our equity compensation plans as of March 31, 2025.

Plan category	Number of securities to be issued upon exercise of outstanding options or settlement of LTIP PSUs and RSUs(1)(2) (#)	Weighted-average exercise price of outstanding options(3) ($)	Number of securities remaining available for future issuance(4) (#)

Equity compensation plans approved by security holders	708,914	—	13,793,719
Equity compensation plans not approved by security holders	—	—	—
Total	708,914	—	13,793,719
(1)This amount reflects the aggregate number of shares underlying all equity awards outstanding pursuant to the 2006 EIP, 2015 SIP and 2024 SIP. For awards subject to performance-based vesting conditions, the amount reported reflects the number of shares to be issued assuming the relevant performance conditions are achieved at the maximum level, which is equal to 200% of the target amount. In the event the performance conditions for any applicable award are achieved below the maximum level, the number of shares reflected in this column will decrease and the number of shares in the last column will increase by a corresponding amount.
(2)There are no outstanding stock appreciation rights or warrants to purchase shares of our common stock.
(3)There are no stock options outstanding. This column does not take into account shares issuable upon vesting or settlement of outstanding RSUs, which have no exercise price.
(4)This column reflects (i) the number of shares reserved for issuance under the 2024 SIP less the number of shares to be issued upon vesting and settlement of Time-Based RSUs and LTIP PSUs as reported in the first column, plus (ii) the number of shares reserved for issuance under the 2024 ESPP. This amount is subject to increase depending on our achievement with respect to certain performance conditions as discussed in footnote 1 above, and will also increase to the extent any awards are forfeited or otherwise terminated under the 2015 SIP or for shares withheld for taxes pursuant to the recycling features set forth in the 2024 SIP. No new equity awards may be issued under the 2006 EIP or the 2015 SIP.

CEO PAY RATIO
General

Pursuant to Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are required to disclose the ratio of the annual total compensation of our principal executive officer to the median of the annual total compensation of all of our employees (excluding our principal executive officer), or our median employee. As of the end of fiscal year 2025, our principal executive officer was Stefano Caroti, our Chief Executive Officer and President.

Annual Total Compensation

For fiscal year 2025, the annual total compensation of our Chief Executive Officer and President was $10,051,429, and the annual total compensation of our median employee was $50,714. The annual total compensation for Mr. Caroti is consistent with the amount reflected in the Summary Compensation Table. Although we had two different principal executive officers during fiscal year 2025, we believe using the annual total compensation for Mr. Caroti is the appropriate amount to use for this purpose since it reflects compensation for serving as an executive officer for the full fiscal year.

Pay Ratio

Based on this information, the fiscal year 2025 ratio of the annual total compensation of our principal executive officer to the annual total compensation of our median employee was approximately 198:1.

Determination of Median Employee; Applicable Exemptions

Consistent with Item 402(u) of Regulation S-K, we identified our median employee as of March 31, 2025 by (i) aggregating for each applicable employee (A) annual base salary for salaried employees (or hourly rate multiplied by estimated work schedule, for hourly, temporary and seasonal employees), (B) overtime paid during the year, and (C) target incentive compensation, and (ii) ranking this compensation measure for our employees from lowest to highest. For non-U.S. employees, we converted such employees’ pay to a U.S. dollar equivalent by applying corporate accounting exchange rates for each applicable foreign currency as of the determination date of March 1, 2025. This calculation was performed for all of our employees, excluding Mr. Caroti, except as described below. After identifying our median employee, we calculated that individual’s fiscal year 2025 total annual compensation.

Individuals who were employed in Vietnam (133), Canada (112), Austria (21),and Indonesia (16) were excluded from the employee population for purposes of this disclosure, pursuant to the de minimis exemption set forth in the applicable SEC rules. In each case, the number of employees listed represented all employees in that jurisdiction as of the determination date. After taking into consideration the foregoing exemption, we had 3,385 U.S. employees and 1,971 non-U.S. employees. Without taking into account the impact of this exemption, we had 3,385 U.S. employees and 2,253 non-U.S. employees.

Other Information

We believe the pay ratio we have reported above is a reasonable estimate calculated in a manner consistent with applicable SEC rules based on our internal records and the methodology described above. In identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation, SEC rules allow companies to make reasonable estimates and assumptions that reflect their employee populations and compensation practices, adopt a variety of calculation methodologies, and apply certain exemptions. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio we have reported above.

PAY VERSUS PERFORMANCE
Provided below is our pay-versus-performance disclosure as required by Item 402(v) of Regulation S-K, including information regarding the relationship between “compensation actually paid” (CAP) to our NEOs, and our performance with respect to certain performance metrics. Specifically, set forth below is the following:
•A tabular list of the three most important financial measures our Talent & Compensation Committee used in fiscal year 2025 to link CAP to our performance;
•A table that compares the total compensation paid to our NEOs, as presented in the "Summary Compensation Table," to CAP and certain other financial measures; and
•Graphs reflecting the relationship between (i) CAP and our TSR and peer group TSR, (ii) CAP and our net income, and (iii) CAP and our consolidated operating income.

CAP has been calculated in the manner required by Item 402(v) of Regulation S-K and does not represent the value of cash compensation and equity awards actually earned or received by our NEOs. The Talent & Compensation Committee does not use CAP as a basis for evaluating or determining NEO compensation.

Please refer to the section of this Proxy Statement titled “Compensation Discussion and Analysis” for a discussion of our pay-for-performance philosophy, executive compensation program objective, and the key elements of our executive compensation program.

Tabular List of Company Financial Performance Measures

The list below represents the financial performance measures that the Talent & Compensation Committee considers to have been the most important in linking CAP to our principal executive officer (PEO), and non-PEO NEOs (Non-PEO NEOs), for fiscal year 2025 to our performance for the same time period. The measures are not ranked in order of importance.

Financial Performance Measures
Consolidated Operating Income
Consolidated Revenue
Consolidated Pre-Tax Income

Please refer to the section of this Proxy Statement titled "Compensation Discussion and Analysis" for a description of these measures, and the manner in which these measures are used to determine incentive compensation paid to our NEOs.
Pay Versus Performance
Pursuant to Item 402(v) of Regulation S-K, the following pay-versus-performance table sets forth information regarding CAP to our PEOs and average CAP to our Non-PEO NEOs, as well as certain performance measures and results for each of our last five fiscal years:

PAY-VERSUS-PERFORMANCE TABLE

							Value of Initial Fixed $100 Investment Based on:
Fiscal Year	Summary Compensation Table Total for First PEO ($)(1)(2)	Summary Compensation Table Total for Second PEO ($)(2)	Compensation Actually Paid to First PEO ($)(1)(3)	Compensation Actually Paid to Second PEO ($)(1)(3)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)(2)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)(3)	TSR	Peer Group TSR(4)	Net Income ($,000)	Consolidated Operating Income ($,000)
(a)	(b)		(c)		(d)	(e)	(f)	(g)	(h)	(i)

2025	10,051,429	614,513	2,465,345	(11,941,432)	3,661,555	635,661	500.7	78.3	966,091	1,179,092
2024	—	14,258,412	—	30,785,255	4,586,787	10,222,055	702.4	86.2	759,563	927,514
2023	—	11,391,476	—	21,415,165	2,961,401	4,799,279	335.5	103.9	516,822	652,751
2022	—	10,854,934	—	6,190,970	3,867,018	2,845,438	204.3	155.6	451,949	564,707
2021	—	7,860,450	—	19,464,880	2,479,351	5,207,671	246.6	200.6	382,575	504,205
(1)The table below includes the name of each individual serving as an NEO during our last five fiscal years, including our PEOs:

Fiscal Year	PEO	Non-PEO NEOs

2025	Stefano Caroti - First PEO Dave Powers - Second PEO	Steven J. Fasching, Anne Spangenberg, Thomas Garcia, and Robin Spring-Green
2024	Dave Powers	Steven J. Fasching, Stefano Caroti, Anne Spangenberg and Thomas Garcia
2023	Dave Powers	Steven J. Fasching, Stefano Caroti, Anne Spangenberg and Thomas Garcia
2022	Dave Powers	Steven J. Fasching, David Lafitte, Stefano Caroti and Wendy Yang
2021	Dave Powers	Steven J. Fasching, David Lafitte, Stefano Caroti and Andrea O'Donnell
(2)The dollar amounts included in this column reflect the total compensation of our PEOs and the average total compensation of our Non-PEO NEOs reported in the "Summary Compensation Table" for each fiscal year presented.
(3)The table below provides the adjustments to the "Summary Compensation Table" total compensation made to arrive at the CAP to our PEOs, and the average CAP to our Non-PEO NEOs.
(4)The TSR Peer Group consists of the S&P 500 Apparel, Accessories & Luxury Goods Index.

CALCULATION OF COMPENSATION ACTUALLY PAID(a)

Fiscal Year	Executives	Summary Compensation Table Total ($)(b)	Minus - Amount Reported in the "Stock Awards" Column in the Summary Compensation Table ($)	Plus - Fair Value of Fiscal Year End of Outstanding and Unvested Stock Awards Granted in the Fiscal Year ($) (c)	Plus / Minus - Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years ($)(d)	Plus / Minus - Change in Fair Value at Vesting of Stock Awards Granted in Prior Fiscal Years ($)(e)	Compensation Actually Paid ($)

2025	First PEO	10,051,429	(5,999,093)	4,038,327	(1,473,201)	(4,152,117)	2,465,345
	Second PEO	614,513	(83,579)	—	(1,404,561)	(11,067,805)	(11,941,432)
	Average for Non-PEO NEOs	3,661,555	(1,661,606)	1,118,517	(1,108,577)	(1,374,228)	635,661
2024	PEO	14,258,412	(8,499,746)	3,845,988	11,426,103	9,754,498	30,785,255
	Average for Non-PEO NEOs	4,586,787	(2,374,462)	3,721,124	2,447,199	1,841,407	10,222,055
2023	PEO	11,391,476	(7,999,562)	10,951,395	4,242,444	2,829,412	21,415,165
	Average for Non-PEO NEOs	2,961,401	(1,724,565)	2,383,845	780,911	397,687	4,799,279
2022	PEO	10,854,934	(7,999,651)	5,398,210	(1,160,869)	(901,654)	6,190,970
	Average for Non-PEO NEOs	3,867,018	(2,549,581)	1,946,763	(242,995)	(175,767)	2,845,438
2021	PEO	7,860,450	(3,999,580)	4,787,303	4,760,338	6,056,369	19,464,880
	Average for Non-PEO NEOs	2,479,351	(849,565)	1,016,903	1,060,293	1,500,689	5,207,671
(a) This table excludes adjustments for awards granted that vest in the same year, awards that failed to achieve their vesting conditions, and dividends, in each case because there is no applicable adjustment for the covered fiscal years.
(b) Represents amounts included in the "Total" column of the "Summary Compensation Table" for the applicable fiscal year.
(c) The fair value amounts are calculated in accordance with FASB ASC Topic 718 determined as of the covered fiscal year. Represents the fair value as of the applicable fiscal year end of the outstanding and unvested awards granted during such fiscal year, calculated in accordance with FASB ASC Topic 718 and described further in our Annual Reports on Form 10-K.
(d) The fair value amounts are determined based on the change in the fair value from the prior fiscal year end to the covered fiscal year end calculated in accordance with FASB ASC Topic 718. Represents the fair value as of the applicable fiscal year end of the outstanding and unvested awards that were granted in previous fiscal years, calculated in accordance with FASB ASC Topic 718 and described further in our Annual Reports on Form 10-K.
(e) The fair value amounts are determined based on the change in the fair value from the prior fiscal year end to the vesting date calculated in accordance with FASB ASC Topic 718. Represents the change in fair value, measured from the prior fiscal year end to the vesting date, of each equity award that was granted in previous fiscal year and which vested during the applicable fiscal year, calculated in accordance with FASB ASC Topic 718 and described further in our Annual Reports on Form 10-K.
Relationship Between Pay and Performance
The relationship between the CAP to our NEOs against (i) our TSR and peer group TSR, (ii) net income, and (iii) consolidated operating income, is illustrated as follows:

Compensation Actually Paid Versus Total Stockholder Return

The chart below illustrates the relationship between the CAP to our PEOs, and the average CAP to our Non-PEO NEOs in relation to our TSR, and the TSR of our peer group, the S&P 500 Apparel, Accessories & Luxury Goods Index, over the last five fiscal years.

Compensation Actually Paid Versus Net Income

The chart below illustrates the CAP to our PEOs, and the average CAP to our Non-PEO NEOs, in relation to our net income over the last five fiscal years. We do not use net income as a performance measure for purposes of determining executive compensation.

Compensation Actually Paid Versus Consolidated Operating Income

The chart below illustrates the CAP to our PEOs and the average CAP to our Non-PEO NEOs in relation to our consolidated operating income over the last five fiscal years. Consolidated operating income is the financial performance measure that, in our assessment, represents the most important financial performance measure to link CAP to our performance.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of June 30, 2025 (except as specified in the footnotes following the table), certain information concerning the shares of our common stock beneficially owned by (i) each person who is an NEO, (ii) each director or director nominee, (iii) all executive officers and directors as a group (16 persons), and (iv) each person known to us to be the beneficial owner of more than 5% of our common stock. There were 148,542,225 shares of our common stock outstanding on June 30, 2025.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership (#)(2)(3)		Percent of Common Stock(3)

Named Executive Officers
Stefano Caroti	166,725		*
Steven J. Fasching	65,327		*
Anne Spangenberg	19,239		*
Thomas Garcia	31,005		*
Robin Spring-Green	1,738		*
Dave Powers	167,411		*
Directors and Director Nominees(4)
Cynthia (Cindy) L. Davis	13,340		*
David A. Burwick	12,378		*
Nelson C. Chan	61,609		*
Juan R. Figuereo	3,330	(5)	*
Patrick J. Grismer	—
Maha S. Ibrahim	10,681		*
Victor Luis	—	(6)	*
Lauri M. Shanahan	16,177	(7)	*
Bonita C. Stewart	36,108	(8)	*
All Directors and Executive Officers as a Group (16 persons)	624,280		0.4%
5% Stockholders
FMR, LLC(9)	23,157,762		15.0%
The Vanguard Group, Inc.(10)	17,538,564		11.4%
BlackRock, Inc.(11)	14,360,492		9.5%
*    Percentage of shares beneficially owned does not exceed 1.0% of our outstanding shares of common stock.
(1)Unless otherwise noted, the address of each beneficial owner is 250 Coromar Drive, Goleta, California 93117.
(2)Unless otherwise noted, we believe each individual or entity named has sole investment and voting power with respect to the shares of our common stock reported as beneficially owned by them, subject to community property laws, where applicable.
(3)Pursuant to applicable SEC rules, shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable on or before the date that is 60 days after June 30, 2025 are deemed outstanding for the purpose of calculating the number and percentage owned by a person, but are not deemed outstanding for the purpose of calculating the number and percentage owned by any other person.
(4)The reported amounts include shares held by certain directors through one or more family trusts over which shares the respective directors may have shared voting and/or investment power.
(5)An additional 9,073 shares previously earned by this director have been deferred pursuant to an election made under our Deferred Stock Unit Compensation Plan. These deferred shares have been excluded from the table.
(6)An additional 16,824 shares previously earned by this director have been deferred pursuant to an election made under our Deferred Stock Unit Compensation Plan. These deferred shares have been excluded from the table.
(7)An additional 12,636 shares previously earned by this director have been deferred pursuant to an election made under our Deferred Stock Unit Compensation Plan. These deferred shares have been excluded from the table.

(8)An additional 5,293 shares previously earned by this director have been deferred pursuant to an election made under our Deferred Stock Unit Compensation Plan. These deferred shares have been excluded from the table.
(9)This information is based solely on Amendment No. 5 to Schedule 13G filed by this stockholder on February 8, 2024, and has been adjusted to reflect the six-for-one forward stock split of our common stock we effected on September 13, 2024. This stockholder’s business address is 245 Summer Street, Boston, MA 02210. This stockholder has sole voting power over 23,124,828 of such shares and sole dispositive power over 23,157,762 of such shares.
(10)This information is based solely on Amendment No. 14 to Schedule 13G filed by this stockholder on April 10, 2024, and has been adjusted to reflect the six-for-one forward stock split of our common stock we effected on September 13, 2024. This stockholder’s business address is 100 Vanguard Boulevard, Malvern, PA 19355. This stockholder has shared voting power over 185,958 of such shares, sole dispositive power over 17,002,782 of such shares, and shared dispositive power over 535,782 of such shares.
(11)This information is based solely on Amendment No. 4 to Schedule 13G filed by this stockholder on April 17, 2025. This stockholder’s business address is 50 Hudson Yards, New York, NY 10001. This stockholder has sole voting power over 13,382,772 such shares and sole dispositive power over 14,360,492 of such shares.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than ten percent of a registered class of our securities, to file with the SEC reports of initial ownership (Form 3) and reports of changes in ownership (Form 4 and Form 5) of our securities.

Based solely on our review of the Section 16(a) reports that have been filed by or on behalf of our officers, directors, and persons who own more than ten percent of a registered class of our securities, as well as written representations from our officers and directors, we believe all such persons complied on a timely basis with the filing requirements of Section 16(a) during fiscal year 2025. We are not aware of any late or missed filings of such reports for fiscal year 2025.

AUDIT & RISK MANAGEMENT COMMITTEE REPORT
The Audit & Risk Management Committee is responsible for providing independent, objective oversight of, among other things, our financial reporting functions, our independent registered public accounting firm, our highest ranking manager of internal audit, our system of internal controls, our legal and regulatory compliance, and compliance with our related person transaction policy and Code of Ethics. The Audit & Risk Management Committee is currently composed of four directors, each of whom meets the independence and experience requirements under applicable NYSE rules, as well as the independence requirements applicable to Audit & Risk Management Committee members under applicable SEC rules. In addition, our Board has determined that the Chair of the Audit & Risk Management Committee qualifies as an “audit committee financial expert” under applicable SEC rules.

Management is responsible for the preparation of our financial statements and financial reporting process, including our system of internal controls. KPMG LLP, our independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB), and expressing (i) an opinion on whether our consolidated financial statements present fairly, in all material respects, our financial position and results of operations and cash flows for the periods presented in conformity with US generally accepted accounting principles, and (ii) an opinion on whether we have maintained, in all material respects, effective internal control over financial reporting as of March 31, 2025, based on criteria established in the Internal Control-Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission. The Audit & Risk Management Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit & Risk Management Committee met with management and KPMG LLP to review and discuss the March 31, 2025 consolidated financial statements and obtained from management their representation that our financial statements have been prepared in accordance with US generally accepted accounting principles. In addition, management represented that, as of March 31, 2025, our Company maintained effective internal control over financial reporting.

The Audit & Risk Management Committee also discussed with KPMG LLP the matters required by Auditing Standard No. 1301, “Communications with Audit Committees” of the PCAOB, which includes, among other items, information regarding the conduct of the integrated audit of our consolidated financial statements. The Audit & Risk Management Committee has received the written communications from KPMG LLP required by applicable requirements of the PCAOB regarding KPMG LLP's communication with the Audit & Risk Management Committee concerning independence and has discussed with them their independence.

The Audit & Risk Management Committee operates under a written charter, which was adopted by our Board and is assessed annually for adequacy by the Audit & Risk Management Committee. The Audit & Risk Management Committee held ten meetings during fiscal year 2025, including meetings with KPMG LLP and our highest ranking manager of internal audit, both with and without management present. In performing its functions, the Audit & Risk Management Committee acts only in an oversight capacity. It is not the responsibility of the Audit & Risk Management Committee to determine that our financial statements are complete and accurate, are presented in accordance with US generally accepted accounting principles or present fairly our results of operations for the periods presented, or that we maintain appropriate internal controls. Furthermore, the Audit & Risk Management Committee’s oversight responsibilities do not independently assure that the audit of our financial statements has been carried out in accordance with the standards of the PCAOB or that our registered public accounting firm is independent.

Based upon the Audit & Risk Management Committee’s review and discussions with management and KPMG LLP, and subject to the limitations of the Audit & Risk Management Committee’s role and responsibilities referred to above and in the Audit & Risk Management Committee charter, the Audit & Risk Management Committee recommended that our Board include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended March 31, 2025, which was filed with the SEC on May 23, 2025.

AUDIT & RISK MANAGEMENT COMMITTEE
Juan R. Figuereo (Chair)
Nelson C. Chan
Maha S. Ibrahim
Lauri M. Shanahan
The Audit & Risk Management Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, or the Acts, except to the extent that our Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

RELATED-PERSON TRANSACTIONS
Our legal department is primarily responsible for identifying and reviewing relationships and transactions in which our Company and our directors, director nominees, executive officers, principal stockholders, or any of their respective immediate family members, are participants to determine whether any of these related persons had or will have a direct or indirect material interest in such transactions. In order to assist in identifying potential related-person transactions, our legal department annually prepares and distributes to all directors, director nominees and executive officers a detailed written questionnaire which includes questions intended to elicit information about any current or proposed related-person transactions. In addition, our Code of Ethics addresses conflicts of interest where an individual’s personal interests may interfere or conflict with the interests of our Company, including relationships with suppliers, customers or competitors. Conflicts of interest which might impair (or appear to impair) the exercise of judgment solely for the benefit of our Company and our stockholders are prohibited. In general, such conflicts must be approved by our legal department, the employee’s supervisor or, in the case of directors, the Audit & Risk Management Committee. Information regarding potential conflicts of interest in violation of our Code of Ethics may be reported to our anonymous reporting hotline, which may be accessed by the Chair of the Audit & Risk Management Committee, the Chair of our Board and our highest ranking manager of internal audit.

If a related-person transaction is identified by our legal department as one which would be required to be publicly reported pursuant to applicable SEC rules, the Audit & Risk Management Committee is responsible for reviewing and approving or ratifying any such transaction. The Audit & Risk Management Committee may approve a related person transaction when, in its good faith judgment, it determines that the transaction is in the best interests of our Company and our stockholders.

Except as set forth below, there are no family relationships between any director, director nominee, or executive officer, and there were no transactions or series of similar transactions since the beginning of fiscal year 2025, and there are no currently proposed transactions, to which we were or are a party that are required to be reported in accordance with applicable SEC rules in which:

•    the amount involved exceeds $120,000; and
•    any of our directors, director nominees, executive officers, any holder of more than 5% of our common stock, or any member of the immediate family of any of the foregoing, had or will have a direct or indirect material interest.

Ms. Shanahan, a member of our Board, Audit & Risk Management Committee, and Corporate Responsibility, Sustainability & Governance Committee, is the mother of one of our employees whom we have employed since March 2025. Ms. Shanahan does not serve on our Talent & Compensation Committee and is not involved in decision-making regarding this employee’s compensation. For fiscal year 2026, the estimated aggregate amount of this employee’s annual compensation is expected to be in excess of $120,000, and is commensurate with our other employees with similar titles, skills, and levels of experience.

PROPOSAL NO. 2 RATIFICATION OF THE SELECTION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
For fiscal year 2025, KPMG LLP (KPMG) provided audit services, which included an examination of the consolidated financial statements included in our Annual Report. The Audit & Risk Management Committee has selected KPMG to provide audit services to our Company for fiscal year 2026, which covers the period from April 1, 2025 to March 31, 2026. We are asking our stockholders to ratify this selection at the Annual Meeting.

Although ratification is not required by our Bylaws or applicable SEC rules, the Audit & Risk Management Committee is submitting the selection of our independent registered public accounting firm to a vote of our stockholders because it believes it is appropriate as a matter of good corporate governance practice. If our stockholders do not ratify the selection, the Audit & Risk Management Committee will consider the selection of another independent registered public accounting firm, but is not required to select a different firm. In addition, even if our stockholders ratify the selection, the Audit & Risk Management Committee will retain the discretion to select a different independent registered public accounting firm in the future if it believes doing so is in the best interests of our Company and stockholders.

A representative of KPMG will attend the Annual Meeting and will have the opportunity to make a statement and/or respond to appropriate questions from stockholders present at the Annual Meeting.

Fees for Services Rendered by Independent Registered Public Accounting Firm

The following table sets forth approximate fees for services rendered by KPMG for the fiscal years ended March 31, 2025 and 2024:

FEES ($)	FISCAL YEAR 2025	FISCAL YEAR 2024

Audit Fees	$2,892,000	$2,678,000
Audit-Related Fees	25,000	—
Tax Fees	12,000	12,000
All Other Fees	—	—
Total Fees	2,929,000	2,690,000

Audit Fees

The audit fees presented above for the fiscal years ended March 31, 2025 and 2024 include fees associated with the audit of our consolidated balance sheets and the related consolidated statements of comprehensive income, stockholders’ equity and cash flows included in our annual reports on Form 10-K, the audit of internal control over financial reporting, as well as the reviews of our quarterly reports on Form 10-Q, certain statutory audits required internationally, and consents, as well as assistance with and review of registration statement filed with the SEC.

Audit-Related Fees

The audit-related fees presented above for the fiscal year ended March 31, 2025 include professional services rendered for ESG limited assurance services. There were no audit-related fees incurred during the fiscal year ended March 31, 2024.

Tax Fees

Tax fees include fees incurred for tax services, including tax compliance, tax advice and tax planning for income taxes and customs matters.

All Other Fees

There were no fees for services rendered by KPMG incurred during the fiscal years ended March 31, 2025 and 2024 other than those disclosed above.

Audit & Risk Management Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

In accordance with its policies and procedures, prior to engagement, the Audit & Risk Management Committee pre-approves all independent registered public accounting firm services. Specifically, the Audit & Risk Management Committee administers and oversees our engagement of KPMG and pre-approves all of KPMG’s audit and permissible non-audit services on a case-by-case basis. In approving non-audit services, the Audit & Risk Management Committee considers whether the engagement could compromise the independence of KPMG, and whether, for reasons of efficiency or convenience, it is in our best interests to engage KPMG to perform the services. The Audit & Risk Management Committee has determined that the performance by KPMG of the non-audit services listed above as "Audit-Related Fees" and “Tax Fees” did not affect its independence.

During the year, circumstances may arise under which it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approvals obtained .

Required Vote

The ratification of the selection of KPMG as our independent registered public accounting firm for fiscal year 2026 requires the affirmative vote of a majority of the outstanding shares present virtually or represented by proxy and entitled to vote on this proposal at the Annual Meeting (assuming that a quorum is present).

This proposal is considered a "routine" matter under NYSE rules. As a result, a bank, broker, dealer or other nominee may generally vote without instructions on this matter, so we do not expect any broker non-votes in connection with this proposal. Abstentions on this proposal will have the same effect as a vote against this proposal. If no contrary indication is made, returned proxies will be voted "FOR" this proposal.

BOARD RECOMMENDATION	OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2 TO RATIFY THE SELECTION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2026.

PROPOSAL NO. 3 ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
Background

In accordance with applicable SEC rules, we are providing our stockholders with the opportunity to cast a non-binding advisory "Say-on-Pay" Vote on the compensation of our Named Executive Officers, as described below. We consider seeking the views of our stockholders on our executive compensation program to be an important part of our decision-making process.

For additional information about our executive compensation program, please refer to the section of this Proxy Statement titled "Compensation Discussion and Analysis" and the related compensation tables and footnotes.

Proposal

In accordance with Section 14A of the Exchange Act, we are asking our stockholders to approve the following resolution at the Annual Meeting:

“RESOLVED, that our stockholders approve, on a non-binding advisory basis, the compensation of our Named Executive Officers, as described in the Compensation Discussion and Analysis, the Summary Compensation Table, and the related compensation tables, notes and narrative discussion in the Proxy Statement for our 2025 Annual Meeting of Stockholders.”

Because this vote is advisory only, it will not be binding upon our Board or the Talent & Compensation Committee. However, the Talent & Compensation Committee will take the outcome of the vote into account when considering future executive compensation arrangements.

Required Vote

The approval, on a non-binding advisory basis, of the compensation of our Named Executive Officers requires the affirmative vote of a majority of the outstanding shares present virtually or represented by proxy and entitled to vote on this proposal at the Annual Meeting (assuming that a quorum is present).

This proposal is considered a "non-routine" matter under NYSE rules. As a result, a bank, broker, dealer or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will have no effect on the outcome of this proposal. Abstentions will have the same effect as a vote against this proposal. If no contrary indication is made, returned proxies will be voted "FOR" this proposal.

BOARD RECOMMENDATION	OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 3 TO APPROVE, ON A NON-BINDING ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

ADDITIONAL INFORMATION
Stockholder Proposals
Proposals or director nominations by stockholders intended to be presented at our annual meeting of stockholders to be held in 2026, and included in our proxy statement and form of proxy relating to that meeting, must be delivered to our corporate headquarters located at 250 Coromar Drive, Goleta, California 93117 no later than March 27, 2026. In order to be included in the proxy statement, these proposals must comply with applicable SEC rules.

Proposals or director nominations by stockholders intended to be considered at the annual meeting of stockholders to be held in 2026, without including the proposal in our proxy statement and form of proxy relating to that meeting, must notify us no earlier than the close of business on May 11, 2026, and no later than the close of business on June 10, 2026. In order to make a proposal at such meeting, these proposals must comply with our Bylaws.

In addition to satisfying the foregoing requirements of our Bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 10, 2026.
Other Business
As of the date of this Proxy Statement, we are not aware of any business to be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. If, however, other matters are properly presented at the Annual Meeting, the persons named as proxies (or their substitutes) will vote in accordance with their discretion with respect to those matters.

ANNUAL REPORT
The Annual Report contains audited consolidated financial statements of our Company and its subsidiaries and the report thereon of KPMG LLP, our independent registered public accounting firm. A copy of the Annual Report is being provided with this Proxy Statement and has been posted on the Internet, along with this Proxy Statement, each of which is accessible by following the instructions in this Proxy Statement and the accompanying Notice.

Any person who was our stockholder on the Record Date (including any beneficial owner holding shares in "street name" as of the Record Date) may request a copy of the Annual Report, and it will be furnished without charge upon request. Requests should be directed to Deckers Outdoor Corporation, 250 Coromar Drive, Goleta, California 93117, Attention: Corporate Secretary, or by telephone to (805) 967-7611.

BY ORDER OF THE BOARD OF DIRECTORS

Stefano Caroti Chief Executive Officer and President

Goleta, California
July 25, 2025

DECKERS
BRANDS

250 COROMAR DRIVE
GOLETA, CALIFORNIA 93117

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET BEFORE THE VIRTUAL ANNUAL MEETING
by visiting - www.proxyvote.com or scan the QR Barcode above

VOTE AT THE VIRTUAL ANNUAL MEETING
by visiting - www.virtualshareholdermeeting.com/DECK2025
Attend the Annual Meeting virtually by live webcast via the Internet. You will need the 16-digit control number, printed below, to attend and vote at the Annual Meeting.

VOTE BY INTERNET BEFORE THE VIRTUAL ANNUAL MEETING
by visiting - www.proxyvote.com
Use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on Sunday, September 7, 2025. You will need the 16-digit control number, printed below, in hand when you access the website. Follow the instructions provided to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE BEFORE THE VIRTUAL ANNUAL MEETING
by calling - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on Sunday, September 7, 2025. You will need the 16-digit control number, printed below, in hand when you call and then follow the instructions provided.

VOTE BY MAIL BEFORE THE VIRTUAL ANNUAL MEETING
Mark, sign and date your proxy card, provided below, and return it promptly in the postage-paid envelope provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 by 11:59 p.m. Eastern Time on Sunday, September 7, 2025.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V76852-P32440

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DECKERS OUTDOOR CORPORATION

1. Election of Directors

Nominees:	For	Against	Abstain
1a. Cynthia (Cindy) L. Davis	☐	☐	☐
1b. David A. Burwick	☐	☐	☐
1c. Stefano Caroti	☐	☐	☐
1d. Nelson C. Chan	☐	☐	☐
1e. Juan R. Figuereo	☐	☐	☐
1f. Patrick J. Grismer	☐	☐	☐
1g. Maha S. Ibrahim	☐	☐	☐
1h. Victor Luis	☐	☐	☐
1i. Lauri M. Shanahan	☐	☐	☐
1j. Bonita C. Stewart	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as an attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Stockholders, Proxy Statement and 2025 Annual Report on Form 10-K are available at www.proxyvote.com.

V76853-P32440

DECKERS OUTDOOR CORPORATION
2025 Annual Meeting of Stockholders
Monday, September 8, 2025 at 1:00 p.m. Pacific Time
This proxy is solicited by the Board of Directors of Deckers Outdoor Corporation

The undersigned hereby appoints Thomas Garcia and Steven J. Fasching, and each of them, with the power to act without the other and with the power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of common stock of Deckers Outdoor Corporation which the undersigned is entitled to vote and, in their discretion, to vote upon any other business that may properly come before the virtual Annual Meeting to be held on Monday, September 8, 2025 via the Internet at www.virtualshareholdermeeting.com/DECK2025, or at any postponements or adjournments thereof, with all powers which the undersigned would possess if present at the virtual 2025 Annual Meeting.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned. **If no direction is made but the card is signed, this proxy card will be voted "FOR" each director nominee listed under Proposal 1, "FOR" Proposals 2 and 3, and in the discretion of the proxies with respect to any other business that may properly come before the virtual 2025 Annual Meeting, or at any postponements or adjournments thereof.** At the date the Proxy Statement was made available to stockholders, we were not aware of any other business to be presented for consideration at the virtual 2025 Annual Meeting.

Continued and to be signed on the reverse side